UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2020

MFS® Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

RGI-ANN

MFS® Core Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	7.1%
Microsoft Corp.	5.6%
Amazon.com, Inc.	5.4%
Alphabet, Inc., “A”	3.0%
Facebook, Inc., “A”	2.2%
Johnson & Johnson	2.2%
salesforce.com, inc.	2.1%
Visa, Inc., “A”	2.0%
Merck & Co., Inc.	1.8%
Adobe Systems, Inc.	1.8%

Global equity sectors (k)
Technology	32.7%
Consumer Cyclicals	14.3%
Health Care (s)	14.1%
Financial Services	13.2%
Capital Goods (s)	11.3%
Energy	4.9%
Consumer Staples	4.9%
Telecommunications/Cable Television (s)	3.5%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Core Equity Fund (fund) provided a total return of 20.59%, at net asset value. This compares with a return of 21.44% for the fund’s benchmark, the Russell 3000® Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Detractors from Performance

Security selection in both the capital goods and health care sectors detracted from performance relative to the Russell 3000® Index. Within the capital goods sector, not

Management Review – continued

owning shares of electric vehicle manufacturer Tesla hurt relative results. The share price of Tesla rose during the period on the back of solid earnings and better-than-anticipated free cash flow. Additionally, the firm disclosed record deliveries amid the launch of its Model Y and China factory, despite weak near-term demand for autos during the initial stages of the pandemic. Within the health care sector, there were no individual stocks that were among the fund’s top relative detractors for the reporting period.

Elsewhere, not owning shares of computer graphics processor maker NVIDIA and digital payment technology developer PayPal held back relative returns. The share price of NVIDIA advanced as the company reported solid earnings, primarily driven by strength in gaming and robust demand for Data Center products. The timing of the fund’s ownership in shares of semiconductor company Intel also dampened relative performance. The share price of Intel suffered in the second half of the reporting period, mainly due to major delays with its 7nm process technology. Additionally, overweight positions in real estate investment trust EPR Properties, integrated energy company Chevron, financial services provider Charles Schwab, banking services provider Truist Financial and financial services company U.S. Bancorp further weighed on relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in both the technology and consumer cyclicals sectors contributed to relative performance. Within the technology sector, the fund’s overweight positions in computer and personal electronics maker Apple, customer information software manager salesforce.com and software company Adobe Systems, and holdings of analytics services provider Clarivate (b), boosted relative performance. Despite supply constraints for both the Apple Watch and Apple Airpods Pro, the share price of Apple was supported by stronger-than-anticipated revenues, driven by robust demand in its wearable technology and services segments paired with strong iPhone sales. Within the consumer cyclicals sector, an overweight position in internet retailer Amazon.com supported relative performance. The share price of Amazon.com benefited from strong e-commerce volumes as consumers adjusted to global lockdowns in response to the COVID-19 pandemic. As a result, the company reported revenues ahead of expectations, partially offset by additional COVID-related operating costs.

Elsewhere, not owning shares of integrated oil and gas company Exxon Mobil, global financial services firm JPMorgan Chase and telecommunication services provider AT&T bolstered relative returns. The share price of Exxon Mobil fell during the period after the company missed consensus estimates on the back of disappointing chemical and refining margins and higher costs. Furthermore, oil and gas prices came under significant pressure due to lower demand from disruptions caused by the COVID-19 virus and the price war between Saudi Arabia and Russia. Additionally, an underweight

Management Review – continued

position in aerospace company Boeing (h), and the timing of the fund’s ownership in shares of diversified financial services firm Wells Fargo, aided relative results.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	20.59%	14.35%	14.98%	N/A
B	1/02/97	19.69%	13.49%	14.11%	N/A
C	1/02/97	19.66%	13.47%	14.11%	N/A
I	1/02/97	20.89%	14.62%	15.26%	N/A
R1	4/01/05	19.68%	13.48%	14.11%	N/A
R2	10/31/03	20.28%	14.06%	14.69%	N/A
R3	4/01/05	20.56%	14.33%	14.97%	N/A
R4	4/01/05	20.88%	14.62%	15.26%	N/A
R6	1/02/13	20.98%	14.72%	N/A	15.13%

Comparative benchmark(s)
Russell 3000® Index (f)		21.44%	13.86%	14.94%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		13.66%	13.00%	14.30%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		15.69%	13.24%	14.11%	N/A
C With CDSC (1% for 12 months) (v)		18.66%	13.47%	14.11%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	0.98%	$1,000.00	$1,188.06	$5.39
	Hypothetical (h)	0.98%	$1,000.00	$1,020.21	$4.98
B	Actual	1.73%	$1,000.00	$1,183.34	$9.49
	Hypothetical (h)	1.73%	$1,000.00	$1,016.44	$8.77
C	Actual	1.73%	$1,000.00	$1,183.36	$9.49
	Hypothetical (h)	1.73%	$1,000.00	$1,016.44	$8.77
I	Actual	0.73%	$1,000.00	$1,189.12	$4.02
	Hypothetical (h)	0.73%	$1,000.00	$1,021.47	$3.71
R1	Actual	1.73%	$1,000.00	$1,183.46	$9.50
	Hypothetical (h)	1.73%	$1,000.00	$1,016.44	$8.77
R2	Actual	1.22%	$1,000.00	$1,186.17	$6.70
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19
R3	Actual	0.98%	$1,000.00	$1,187.66	$5.39
	Hypothetical (h)	0.98%	$1,000.00	$1,020.21	$4.98
R4	Actual	0.73%	$1,000.00	$1,189.40	$4.02
	Hypothetical (h)	0.73%	$1,000.00	$1,021.47	$3.71
R6	Actual	0.63%	$1,000.00	$1,189.90	$3.47
	Hypothetical (h)	0.63%	$1,000.00	$1,021.97	$3.20

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements). Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class R2 shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.4%
Aerospace - 2.5%
CACI International, Inc., “A” (a)	26,939	$6,308,844
Curtiss-Wright Corp.	71,250	7,290,300
Honeywell International, Inc.	247,129	40,912,206
L3Harris Technologies, Inc.	102,816	18,582,964
Northrop Grumman Corp.	58,363	19,995,748
PAE, Inc. (a)	1,671,957	14,771,740

		$107,861,802
Alcoholic Beverages - 0.3%
Constellation Brands, Inc., “A”	66,371	$12,244,122

Apparel Manufacturers - 0.2%
NIKE, Inc., “B”	43,004	$4,811,717
Skechers USA, Inc., “A” (a)	118,749	3,544,658

		$8,356,375
Automotive - 0.7%
Aptiv PLC	195,222	$16,812,518
LKQ Corp. (a)	472,785	15,006,196

		$31,818,714
Biotechnology - 0.5%
Adaptive Biotechnologies Corp. (a)	144,882	$6,028,540
Illumina, Inc. (a)	45,951	16,414,616

		$22,443,156
Broadcasting - 0.7%
Netflix, Inc. (a)	57,645	$30,526,486

Brokerage & Asset Managers - 1.3%
Cboe Global Markets, Inc.	97,272	$8,928,597
Charles Schwab Corp.	1,070,853	38,047,407
NASDAQ, Inc.	90,267	12,133,690

		$59,109,694
Business Services - 3.5%
Accenture PLC, “A”	60,808	$14,589,663
Amdocs Ltd.	145,412	8,903,577
Clarivate PLC (a)	1,164,801	34,291,741
Fidelity National Information Services, Inc.	161,340	24,338,139

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Fiserv, Inc. (a)	166,435	$16,573,597
Global Payments, Inc.	106,006	18,722,780
Proofpoint, Inc. (a)	67,059	7,354,361
Verisk Analytics, Inc., “A”	153,919	28,732,060

		$153,505,918
Cable TV - 1.2%
Cable One, Inc.	2,876	$5,292,789
Liberty Broadband Corp. (a)	324,853	45,508,657

		$50,801,446
Chemicals - 0.5%
Element Solutions, Inc. (a)	1,058,618	$11,380,144
FMC Corp.	80,312	8,582,140

		$19,962,284
Computer Software - 11.2%
Adobe Systems, Inc. (a)	153,160	$78,630,812
Atlassian Corp. PLC, “A” (a)	144,202	27,652,176
Cadence Design Systems, Inc. (a)	197,081	21,858,254
Everbridge, Inc. (a)	128,090	19,035,455
Microsoft Corp.	1,095,795	247,134,646
Ping Identity Holding Corp. (a)	145,913	5,029,621
salesforce.com, inc. (a)	338,629	92,327,197

		$491,668,161
Computer Software - Systems - 9.1%
Apple, Inc. (s)	2,394,960	$309,045,638
EPAM Systems, Inc. (a)	54,467	17,816,156
KBR, Inc.	249,207	6,227,683
ServiceNow, Inc. (a)	78,122	37,656,366
Square, Inc., “A” (a)	90,451	14,432,362
Zebra Technologies Corp., “A” (a)	41,457	11,878,674

		$397,056,879
Construction - 1.7%
AvalonBay Communities, Inc., REIT	93,202	$14,731,508
AZEK Co. LLC (a)	107,384	4,239,520
D.R. Horton, Inc.	105,585	7,535,601
Masco Corp.	202,836	11,825,339
Otis Worldwide Corp.	174,002	10,944,726
Sherwin-Williams Co.	21,313	14,302,089
Vulcan Materials Co.	73,858	8,862,960

		$72,441,743

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.6%
Colgate-Palmolive Co.	281,008	$22,272,694
Energizer Holdings, Inc.	53,180	2,461,702
Kimberly-Clark Corp.	132,536	20,908,879
Procter & Gamble Co.	169,174	23,401,840

		$69,045,115
Consumer Services - 0.4%
Bright Horizons Family Solutions, Inc. (a)	55,355	$7,362,768
Grand Canyon Education, Inc. (a)	110,893	10,428,378

		$17,791,146
Containers - 0.1%
Ball Corp.	76,867	$6,177,801

Electrical Equipment - 1.5%
AMETEK, Inc.	223,813	$22,537,969
HD Supply Holdings, Inc. (a)	225,447	8,941,228
Johnson Controls International PLC	229,037	9,328,677
Sensata Technologies Holding PLC (a)	405,565	16,887,727
TE Connectivity Ltd.	95,852	9,259,303

		$66,954,904
Electronics - 3.1%
Applied Materials, Inc.	302,187	$18,614,719
Intel Corp.	855,084	43,566,530
Monolithic Power Systems, Inc.	30,969	8,272,749
NXP Semiconductors N.V.	194,101	24,410,142
Silicon Laboratories, Inc. (a)	29,927	3,064,824
Texas Instruments, Inc.	280,007	39,802,995

		$137,731,959
Energy - Independent - 0.7%
ConocoPhillips	305,084	$11,559,633
Diamondback Energy, Inc.	89,737	3,496,153
Pioneer Natural Resources Co.	65,488	6,806,168
Valero Energy Corp.	143,307	7,536,515

		$29,398,469
Energy - Integrated - 0.8%
Chevron Corp.	418,981	$35,165,075

Food & Beverages - 2.5%
Archer Daniels Midland Co.	244,323	$10,935,898
Coca-Cola Co.	148,363	7,348,419

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Food & Beverages - continued
Coca-Cola European Partners PLC	141,040	$5,805,206
Hostess Brands, Inc. (a)	476,801	6,122,125
J.M. Smucker Co.	60,989	7,329,658
Mondelez International, Inc.	523,435	30,579,073
Nomad Foods Ltd. (a)	180,303	4,446,272
PepsiCo, Inc.	276,447	38,719,167

		$111,285,818
Food & Drug Stores - 1.5%
Grocery Outlet Holding Corp. (a)	347,421	$14,289,426
Wal-Mart Stores, Inc.	380,578	52,843,255

		$67,132,681
Gaming & Lodging - 0.6%
Marriott International, Inc., “A”	138,280	$14,230,395
Wyndham Hotels & Resorts, Inc.	230,836	12,086,573

		$26,316,968
General Merchandise - 0.8%
Dollar General Corp.	175,230	$35,375,432

Health Maintenance Organizations - 1.5%
Cigna Corp.	199,700	$35,420,789
Humana, Inc.	73,735	30,612,560

		$66,033,349
Insurance - 3.2%
AON PLC	230,566	$46,110,894
Arthur J. Gallagher & Co.	203,954	21,476,356
Assurant, Inc.	102,490	12,458,685
Chubb Ltd.	174,653	21,831,625
Everest Re Group Ltd.	27,529	6,058,582
Hartford Financial Services Group, Inc.	255,691	10,342,701
MetLife, Inc.	235,607	9,061,445
Reinsurance Group of America, Inc.	68,151	6,248,084
Third Point Reinsurance Ltd. (a)	699,353	5,986,462

		$139,574,834
Internet - 5.2%
Alphabet, Inc., “A” (a)(s)	79,945	$130,272,776
Facebook, Inc., “A” (a)	334,911	98,195,905

		$228,468,681
Leisure & Toys - 0.7%
Electronic Arts, Inc. (a)	216,435	$30,186,189

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 1.7%
Cummins, Inc.	46,082	$9,550,495
Eaton Corp. PLC	141,362	14,433,060
IDEX Corp.	76,362	13,762,723
Ingersoll Rand, Inc. (a)	201,178	7,053,301
Roper Technologies, Inc.	45,283	19,344,445
Trane Technologies PLC	106,998	12,667,493

		$76,811,517
Major Banks - 3.2%
Bank of America Corp.	2,104,923	$54,180,718
Goldman Sachs Group, Inc.	197,285	40,417,778
PNC Financial Services Group, Inc.	249,533	27,748,069
Wells Fargo & Co.	716,571	17,305,190

		$139,651,755
Medical & Health Technology & Services - 1.7%
HMS Holdings Corp. (a)	263,728	$7,355,374
Livongo Health, Inc. (a)	32,405	4,449,207
McKesson Corp.	168,130	25,797,867
PRA Health Sciences, Inc. (a)	205,492	21,969,150
Quest Diagnostics, Inc.	153,739	17,101,926

		$76,673,524
Medical Equipment - 4.0%
Agilent Technologies, Inc.	215,309	$21,621,330
Becton, Dickinson and Co.	76,392	18,545,686
Boston Scientific Corp. (a)	832,530	34,150,380
Danaher Corp.	126,034	26,022,240
DexCom, Inc. (a)	12,580	5,351,658
Medtronic PLC	442,982	47,607,275
STERIS PLC	137,156	21,895,584

		$175,194,153
Natural Gas - Pipeline - 0.3%
Cheniere Energy, Inc. (a)	78,371	$4,079,210
Enterprise Products Partners LP	407,498	7,155,665

		$11,234,875
Network & Telecom - 0.6%
Equinix, Inc., REIT	30,852	$24,366,293

Oil Services - 0.2%
Cactus, Inc., “A”	109,697	$2,423,207
ChampionX Corp. (a)	399,705	4,092,979

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Oil Services - continued
National Oilwell Varco, Inc.	308,458	$3,701,496

		$10,217,682
Other Banks & Diversified Financials - 3.5%
Bank OZK	370,814	$8,543,555
Northern Trust Corp.	152,765	12,509,926
Prosperity Bancshares, Inc.	59,142	3,224,422
SVB Financial Group (a)	21,324	5,445,723
Truist Financial Corp.	700,020	27,167,776
U.S. Bancorp	289,058	10,521,711
Visa, Inc., “A”	408,382	86,572,900

		$153,986,013
Pharmaceuticals - 6.7%
Eli Lilly & Co.	378,059	$56,100,175
Johnson & Johnson	630,124	96,667,323
Merck & Co., Inc.	933,590	79,607,219
Zoetis, Inc.	389,335	62,332,534

		$294,707,251
Pollution Control - 0.3%
Waste Connections, Inc.	118,898	$11,893,367

Printing & Publishing - 0.4%
S&P Global, Inc.	42,736	$15,659,325

Railroad & Shipping - 1.2%
Canadian National Railway Co.	133,004	$13,909,558
Canadian Pacific Railway Ltd.	83,654	24,734,815
Kansas City Southern Co.	66,564	12,117,311

		$50,761,684
Real Estate - 1.9%
EPR Properties, REIT	866,945	$28,010,993
Industrial Logistics Properties Trust, REIT	617,740	13,324,652
Lexington Realty Trust, REIT	572,546	6,509,848
STORE Capital Corp., REIT	457,486	12,370,421
Sun Communities, Inc., REIT	38,013	5,666,978
W.P. Carey, Inc., REIT	265,091	18,389,363

		$84,272,255
Restaurants - 1.2%
Dunkin Brands Group, Inc.	147,425	$11,216,094
Starbucks Corp.	394,153	33,294,104

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - continued
Texas Roadhouse, Inc.	143,629	$9,047,191

		$53,557,389
Specialty Chemicals - 1.0%
Air Products & Chemicals, Inc.	50,086	$14,638,134
Corteva, Inc.	381,190	10,882,974
DuPont de Nemours, Inc.	236,962	13,213,001
Univar Solutions, Inc. (a)	297,103	5,404,304

		$44,138,413
Specialty Stores - 7.8%
Amazon.com, Inc. (a)(s)	68,537	$236,518,446
AutoZone, Inc. (a)	9,995	11,957,119
Burlington Stores, Inc. (a)	47,937	9,440,233
Home Depot, Inc.	128,452	36,613,958
Ross Stores, Inc.	197,613	17,998,592
Target Corp.	191,848	29,009,336

		$341,537,684
Telecommunications - Wireless - 1.9%
American Tower Corp., REIT	145,565	$36,267,520
T-Mobile USA, Inc. (a)	390,403	45,552,222

		$81,819,742
Telephone Services - 0.6%
Verizon Communications, Inc.	466,136	$27,627,881

Tobacco - 0.5%
Philip Morris International, Inc.	254,233	$20,285,251

Trucking - 0.2%
Forward Air Corp.	125,335	$7,393,512

Utilities - Electric Power - 2.9%
American Electric Power Co., Inc.	244,263	$19,255,252
CenterPoint Energy, Inc.	409,741	8,223,502
CenterPoint Energy, Inc. (a)(z)	208,699	4,188,589
DTE Energy Co.	55,983	6,643,503
Duke Energy Corp.	92,492	7,430,807
Evergy, Inc.	155,740	8,288,483
Exelon Corp.	325,657	12,020,000
NextEra Energy, Inc.	110,225	30,771,513
PG&E Corp. (a)	408,405	3,781,830
Pinnacle West Capital Corp.	78,119	5,730,029

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Utilities - Electric Power - continued
Southern Co.	168,578	$8,796,400
Xcel Energy, Inc.	173,117	12,027,303

		$127,157,211
Total Common Stocks (Identified Cost, $3,123,689,710)		$4,353,381,978

Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $44,902,534)	44,904,140	$44,904,141

Securities Sold Short - (0.5)%
Medical & Health Technology & Services - (0.3)%
Healthcare Services Group, Inc.	(722,567)	$(15,029,394)

Telecommunications - Wireless - (0.2)%
Crown Castle International Corp., REIT	(44,300)	$(7,231,975)

Trucking - (0.0)%
XPO Logistics, Inc.	(25,219)	$(2,226,081)
Total Securities Sold Short (Proceeds Received, $25,074,479)		$(24,487,450)

Other Assets, Less Liabilities - 0.1%		5,947,742
Net Assets - 100.0%		$4,379,746,411

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $44,904,141 and $4,353,381,978, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CenterPoint Energy, Inc.	5/07/20	$3,355,880	$4,188,589
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

At August 31, 2020, the fund had cash collateral of $526,718 and other liquid securities with an aggregate value of $41,451,195 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $3,123,689,710)	$4,353,381,978
Investments in affiliated issuers, at value (identified cost, $44,902,534)	44,904,141
Cash	8,892,000
Deposits with brokers for
Securities sold short	526,718
Receivables for
Investments sold	14,230,142
Fund shares sold	10,055,086
Dividends	6,115,514
Other assets	2,578
Total assets	$4,438,108,157

Liabilities
Payables for
Dividends on securities sold short	$123,313
Securities sold short, at value (proceeds received, $25,074,479)	24,487,450
Investments purchased	27,279,419
Fund shares reacquired	4,935,714
Payable to affiliates
Investment adviser	252,563
Administrative services fee	6,144
Shareholder servicing costs	891,454
Distribution and service fees	68,606
Payable for independent Trustees’ compensation	6,532
Accrued expenses and other liabilities	310,551
Total liabilities	$58,361,746
Net assets	$4,379,746,411

Net assets consist of
Paid-in capital	$3,088,850,563
Total distributable earnings (loss)	1,290,895,848
Net assets	$4,379,746,411
Shares of beneficial interest outstanding	111,291,185

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,960,596,701	51,048,041	$38.41
Class B	25,018,292	752,733	33.24
Class C	128,709,298	3,933,402	32.72
Class I	841,295,772	20,584,258	40.87
Class R1	3,816,031	116,452	32.77
Class R2	17,334,787	463,460	37.40
Class R3	63,347,239	1,654,281	38.29
Class R4	35,769,839	921,647	38.81
Class R6	1,303,858,452	31,816,911	40.98

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $40.75 [100 / 94.25 x $38.41]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$51,350,032
Dividends from affiliated issuers	560,562
Other	416,810
Income on securities loaned	150,678
Foreign taxes withheld	(120,174)
Total investment income	$52,357,908
Expenses
Management fee	$18,970,212
Distribution and service fees	5,644,065
Shareholder servicing costs	2,856,931
Administrative services fee	466,605
Independent Trustees’ compensation	39,939
Custodian fee	126,911
Shareholder communications	202,608
Audit and tax fees	59,948
Legal fees	38,113
Dividend and interest expense on securities sold short	868,206
Interest expense and fees	16,602
Miscellaneous	448,236
Total expenses	$29,738,376
Reduction of expenses by investment adviser and distributor	(452,545)
Net expenses	$29,285,831
Net investment income (loss)	$23,072,077

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$55,202,332
Affiliated issuers	(3,120)
Foreign currency	(3,668)
Net realized gain (loss)	$55,195,544
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$631,736,325
Affiliated issuers	(4,601)
Securities sold short	346,189
Net unrealized gain (loss)	$632,077,913
Net realized and unrealized gain (loss)	$687,273,457
Change in net assets from operations	$710,345,534

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$23,072,077	$17,641,294
Net realized gain (loss)	55,195,544	45,641,322
Net unrealized gain (loss)	632,077,913	74,564,469
Change in net assets from operations	$710,345,534	$137,847,085
Total distributions to shareholders	$(63,849,497)	$(199,800,134)
Change in net assets from fund share transactions	$925,656,630	$695,524,955
Total change in net assets	$1,572,152,667	$633,571,906

Net assets
At beginning of period	2,807,593,744	2,174,021,838
At end of period	$4,379,746,411	$2,807,593,744

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$32.45	$34.18	$30.46	$26.72		$27.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.20	$0.20	$0.18	(c)	$0.18
Net realized and unrealized gain (loss)	6.41	1.05	5.63	4.53		2.08
Total from investment operations	$6.60	$1.25	$5.83	$4.71		$2.26

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.17)	$(0.16)		$(0.14)
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.64)	$(2.98)	$(2.11)	$(0.97)		$(2.73)
Net asset value, end of period (x)	$38.41	$32.45	$34.18	$30.46		$26.72
Total return (%) (r)(s)(t)(x)	20.59	4.94	19.89	18.11	(c)	9.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.00	1.00	1.03	(c)	1.07
Expenses after expense reductions (f)	0.96	0.98	0.99	1.01	(c)	1.05
Net investment income (loss)	0.56	0.65	0.62	0.63	(c)	0.70
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$1,960,597	$1,373,524	$1,184,976	$992,736		$959,812

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.93	0.96	0.97	1.00	(c)	1.04

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$28.23	$30.19	$27.17	$23.96		$24.70

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03)	$(0.04)	$(0.03	)(c)	$(0.02)
Net realized and unrealized gain (loss)	5.55	0.89	5.00	4.05		1.87
Total from investment operations	$5.50	$0.86	$4.96	$4.02		$1.85

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$—
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.49)	$(2.82)	$(1.94)	$(0.81)		$(2.59)
Net asset value, end of period (x)	$33.24	$28.23	$30.19	$27.17		$23.96
Total return (%) (r)(s)(t)(x)	19.69	4.16	19.01	17.21	(c)	8.24

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.75	1.75	1.78	(c)	1.82
Expenses after expense reductions (f)	1.71	1.73	1.74	1.77	(c)	1.81
Net investment income (loss)	(0.18)	(0.11)	(0.14)	(0.12	)(c)	(0.07)
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$25,018	$22,759	$26,993	$27,139		$30,324

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.68	1.71	1.72	1.75	(c)	1.79

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$27.86	$29.84	$26.88	$23.71		$24.47

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03)	$(0.05)	$(0.03	)(c)	$(0.01)
Net realized and unrealized gain (loss)	5.46	0.87	4.95	4.01		1.84
Total from investment operations	$5.41	$0.84	$4.90	$3.98		$1.83

Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—	$—		$—
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.55)	$(2.82)	$(1.94)	$(0.81)		$(2.59)
Net asset value, end of period (x)	$32.72	$27.86	$29.84	$26.88		$23.71
Total return (%) (r)(s)(t)(x)	19.66	4.14	18.98	17.22	(c)	8.24

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.75	1.75	1.78	(c)	1.82
Expenses after expense reductions (f)	1.71	1.74	1.74	1.77	(c)	1.81
Net investment income (loss)	(0.18)	(0.10)	(0.17)	(0.12	)(c)	(0.05)
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$128,709	$72,093	$56,413	$89,946		$89,160

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.69	1.71	1.72	1.75	(c)	1.79

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$34.47	$36.12	$32.07	$28.10		$28.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.30	$0.30	$0.26	(c)	$0.29
Net realized and unrealized gain (loss)	6.82	1.11	5.93	4.76		2.15
Total from investment operations	$7.11	$1.41	$6.23	$5.02		$2.44

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.24)	$(0.24)		$(0.19)
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.71)	$(3.06)	$(2.18)	$(1.05)		$(2.78)
Net asset value, end of period (x)	$40.87	$34.47	$36.12	$32.07		$28.10
Total return (%) (r)(s)(t)(x)	20.89	5.17	20.21	18.38	(c)	9.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.75	0.75	0.78	(c)	0.81
Expenses after expense reductions (f)	0.71	0.74	0.74	0.77	(c)	0.80
Net investment income (loss)	0.81	0.90	0.88	0.88	(c)	1.07
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$841,296	$467,860	$246,779	$122,055		$61,739

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.69	0.72	0.73	0.75	(c)	0.79

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$27.84	$29.82	$26.86	$23.70		$24.45

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.03)	$(0.04)	$(0.03	)(c)	$(0.02)
Net realized and unrealized gain (loss)	5.48	0.87	4.94	4.00		1.86
Total from investment operations	$5.42	$0.84	$4.90	$3.97		$1.84

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$—
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.49)	$(2.82)	$(1.94)	$(0.81)		$(2.59)
Net asset value, end of period (x)	$32.77	$27.84	$29.82	$26.86		$23.70
Total return (%) (r)(s)(t)(x)	19.68	4.14	19.00	17.19	(c)	8.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.75	1.75	1.78	(c)	1.82
Expenses after expense reductions (f)	1.71	1.74	1.74	1.77	(c)	1.81
Net investment income (loss)	(0.20)	(0.11)	(0.14)	(0.13	)(c)	(0.09)
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$3,816	$3,186	$3,448	$3,103		$2,935

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.69	1.71	1.73	1.75	(c)	1.80

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$31.61	$33.33	$29.75	$26.12		$26.62

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.12	$0.11	$0.10	(c)	$0.11
Net realized and unrealized gain (loss)	6.24	1.02	5.50	4.43		2.04
Total from investment operations	$6.34	$1.14	$5.61	$4.53		$2.15

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.09)	$(0.09)		$(0.06)
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.55)	$(2.86)	$(2.03)	$(0.90)		$(2.65)
Net asset value, end of period (x)	$37.40	$31.61	$33.33	$29.75		$26.12
Total return (%) (r)(s)(t)(x)	20.28	4.66	19.61	17.80(c	)	8.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.25	1.25	1.28	(c)	1.32
Expenses after expense reductions (f)	1.20	1.23	1.24	1.27	(c)	1.31
Net investment income (loss)	0.31	0.39	0.35	0.38	(c)	0.46
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$17,335	$13,416	$15,202	$16,508		$15,932

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.17	1.20	1.22	1.25	(c)	1.29

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$32.36	$34.11	$30.33	$26.61		$27.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.20	$0.20	$0.17	(c)	$0.18
Net realized and unrealized gain (loss)	6.38	1.04	5.61	4.52		2.06
Total from investment operations	$6.57	$1.24	$5.81	$4.69		$2.24

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.17)	$(0.09)	$(0.16)		$(0.14)
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.64)	$(2.99)	$(2.03)	$(0.97)		$(2.73)
Net asset value, end of period (x)	$38.29	$32.36	$34.11	$30.33		$26.61
Total return (%) (r)(s)(t)(x)	20.56	4.91	19.91	18.10	(c)	9.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.00	1.00	1.02	(c)	1.07
Expenses after expense reductions (f)	0.96	0.99	0.99	1.02	(c)	1.06
Net investment income (loss)	0.56	0.64	0.61	0.62	(c)	0.71
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$63,347	$42,199	$34,916	$28,075		$77,217

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.94	0.96	0.98	1.00	(c)	1.04

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$32.76	$34.48	$30.71	$26.93		$27.39

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.28	$0.25	(c)	$0.23
Net realized and unrealized gain (loss)	6.48	1.05	5.67	4.57		2.11
Total from investment operations	$6.75	$1.33	$5.95	$4.82		$2.34

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.23)	$(0.24)	$(0.23)		$(0.21)
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.70)	$(3.05)	$(2.18)	$(1.04)		$(2.80)
Net asset value, end of period (x)	$38.81	$32.76	$34.48	$30.71		$26.93
Total return (%) (r)(s)(t)(x)	20.88	5.18	20.18	18.40	(c)	9.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.75	0.75	0.78	(c)	0.82
Expenses after expense reductions (f)	0.71	0.74	0.74	0.77	(c)	0.81
Net investment income (loss)	0.80	0.89	0.86	0.87	(c)	0.90
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$35,770	$29,218	$27,707	$22,494		$15,799

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.69	0.71	0.73	0.76	(c)	0.79

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$34.55	$36.18	$32.12	$28.13		$28.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.32	$0.32	$0.29	(c)	$0.58
Net realized and unrealized gain (loss)	6.83	1.13	5.95	4.77		1.89
Total from investment operations	$7.15	$1.45	$6.27	$5.06		$2.47

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.26)	$(0.27)	$(0.27)		$(0.24)
From net realized gain	(0.49)	(2.82)	(1.94)	(0.81)		(2.59)
Total distributions declared to shareholders	$(0.72)	$(3.08)	$(2.21)	$(1.07)		$(2.83)
Net asset value, end of period (x)	$40.98	$34.55	$36.18	$32.12		$28.13
Total return (%) (r)(s)(t)(x)	20.98	5.28	20.29	18.49	(c)	9.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.67	0.67	0.69	(c)	0.70
Expenses after expense reductions (f)	0.63	0.66	0.66	0.68	(c)	0.69
Net investment income (loss)	0.89	0.98	0.95	0.97	(c)	2.10
Portfolio turnover	46	39	42	46		68
Net assets at end of period (000 omitted)	$1,303,858	$783,340	$577,588	$393,153		$300,078

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.60	0.63	0.65	0.66	(c)	0.68

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended August 31, 2017 would have been lower by approximately 0.85%.

(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price

Notes to Financial Statements – continued

on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,229,702,288	$4,188,589	$—	$4,233,890,877
Canada	50,537,740	—	—	50,537,740
United Kingdom	44,543,219	—	—	44,543,219
Netherlands	24,410,142	—	—	24,410,142
Mutual Funds	44,904,141	—	—	44,904,141
Total	$4,394,097,530	$4,188,589	$—	$4,398,286,119
Securities Sold Short	$(24,487,450)	$—	$—	$(24,487,450)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2020, this expense amounted to $868,206. The fund segregates cash or

Notes to Financial Statements – continued

marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$21,649,474	$27,039,464
Long-term capital gains	42,200,023	172,760,670

Total distributions	$63,849,497	$199,800,134

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$3,159,771,978
Gross appreciation	1,301,408,816

Gross depreciation	(87,382,125)
Net unrealized appreciation (depreciation)	$1,214,026,691

Undistributed ordinary income	21,993,163
Undistributed long-term capital gain	52,103,555
Other temporary differences	2,772,439

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$29,982,091	$105,866,198
Class B	475,008	2,489,868
Class C	2,151,200	5,804,466
Class I	11,488,721	25,883,573
Class R1	53,754	326,330
Class R2	241,357	1,217,794
Class R3	966,738	3,436,027
Class R4	613,572	2,469,308
Class R6	17,877,056	52,306,570
Total	$63,849,497	$199,800,134

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.65%
In excess of $500 million and up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.47%
In excess of $10 billion	0.45%

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $367,995, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $527,880 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$4,052,668
Class B	0.75%	0.25%	1.00%	1.00%	253,952
Class C	0.75%	0.25%	1.00%	1.00%	1,099,841
Class R1	0.75%	0.25%	1.00%	1.00%	31,933
Class R2	0.25%	0.25%	0.50%	0.49%	72,583
Class R3	—	0.25%	0.25%	0.25%	133,088
Total Distribution and Service Fees					$5,644,065

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $81,316, $904, $505, and $1,825 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder

Notes to Financial Statements – continued

redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$25,747
Class B	17,349
Class C	12,784

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $449,668, which equated to 0.0130% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,407,263.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0135% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $1,623 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $6,521 at August 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,048,841 and $3,517,214, respectively. The sales transactions resulted in net realized gains (losses) of $(165,822).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $268,157, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short sales and short-term obligations, aggregated $2,228,963,590 and $1,555,819,872, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	13,359,125	$444,546,994	9,634,178	$300,587,873
Class B	16,015	461,171	108,329	2,957,560
Class C	1,193,239	33,789,506	1,116,113	29,419,493
Class I	13,643,490	483,212,574	10,576,543	346,152,292
Class R1	30,228	886,683	19,278	514,159
Class R2	168,747	5,517,683	140,877	4,281,134
Class R3	676,288	22,617,465	558,827	17,349,962
Class R4	235,013	7,871,251	235,627	7,596,808
Class R6	13,853,751	492,297,297	8,080,095	268,741,520
	43,175,896	$1,491,200,624	30,469,867	$977,600,801

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount

Shares issued in connection with acquisition of MFS Equity Opportunities Fund
Class A	3,575,449	$118,383,117
Class B	246,884	7,102,850
Class C	1,200,588	34,084,698
Class I	1,634,666	57,523,902
Class R1	3,682	104,467
Class R2	15,173	489,189
Class R3	23,823	786,385
Class R4	22,752	760,839
Class R6	229,660	8,100,125
	6,952,677	$227,335,572

Shares issued to shareholders in reinvestment of distributions
Class A	856,833	$28,952,375	3,617,902	$102,241,924
Class B	15,738	462,711	98,656	2,438,781
Class C	69,056	1,999,170	228,301	5,570,537
Class I	301,669	10,829,902	818,315	24,524,913
Class R1	1,854	53,754	13,385	326,330
Class R2	7,179	236,698	42,497	1,172,074
Class R3	28,695	966,738	121,888	3,436,027
Class R4	17,867	609,088	86,084	2,452,539
Class R6	467,693	16,822,916	1,640,473	49,246,989
	1,766,584	$60,933,352	6,667,501	$191,410,114

Shares reacquired
Class A	(9,074,188)	$(303,186,936)	(5,585,845)	$(172,873,286)
Class B	(332,169)	(9,544,617)	(294,676)	(7,961,871)
Class C	(1,117,261)	(31,515,132)	(647,045)	(17,059,886)
Class I	(8,568,077)	(289,832,177)	(4,654,776)	(148,719,791)
Class R1	(33,748)	(977,923)	(33,857)	(870,193)
Class R2	(152,091)	(4,969,187)	(215,066)	(6,465,638)
Class R3	(378,685)	(12,555,878)	(400,269)	(12,423,690)
Class R4	(245,862)	(8,245,405)	(233,321)	(7,058,208)
Class R6	(5,407,667)	(192,985,663)	(3,009,716)	(100,053,397)
	(25,309,748)	$(853,812,918)	(15,074,571)	$(473,485,960)

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount

Net change
Class A	8,717,219	$288,695,550	7,666,235	$229,956,511
Class B	(53,532)	(1,517,885)	(87,691)	(2,565,530)
Class C	1,345,622	38,358,242	697,369	17,930,144
Class I	7,011,748	261,734,201	6,740,082	221,957,414
Class R1	2,016	66,981	(1,194)	(29,704)
Class R2	39,008	1,274,383	(31,692)	(1,012,430)
Class R3	350,121	11,814,710	280,446	8,362,299
Class R4	29,770	995,773	88,390	2,991,139
Class R6	9,143,437	324,234,675	6,710,852	217,935,112
	26,585,409	$925,656,630	22,062,797	$695,524,955

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $16,447 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$36,346,848	$830,019,970	$821,454,956	$(3,120)	$(4,601)	$44,904,141

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$560,562	$—

(8) Acquisitions

At close of business on October 25, 2019, the MFS Core Equity Fund with net assets of approximately $2,981,074,655, acquired all of the assets and liabilities of MFS Equity Opportunities Fund. The purpose of the transaction was to provide shareholders of MFS Equity Opportunities Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 6,952,677 shares of the fund (valued at approximately $227,335,572) for all of the assets and liabilities of MFS Equity Opportunities Fund. MFS Equity Opportunities Fund then distributed the shares of the fund that MFS Equity Opportunities Fund received from the fund to its shareholders. MFS Equity Opportunities Fund’s investments on that date were valued at approximately $227,592,285 with a cost basis of approximately $222,463,162. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Equity Opportunities Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Equity Opportunities Fund that have been included in the fund’s Statement of Operations since October 25, 2019. No pro forma information is provided as it is not material to the combined fund results.

(9) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

Notes to Financial Statements – continued

(10) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Core Equity Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts October 19, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Core Equity Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided

Board Review of Investment Advisory Agreement – continued

by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $2.5 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $57,708,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® Low Volatility Global Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LVO-ANN

MFS® Low Volatility Global Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Adobe Systems, Inc.	3.6%
Roche Holding AG	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.1%
Johnson & Johnson	2.9%
KDDI Corp.	2.6%
Terumo Corp.	2.4%
Franco-Nevada Corp.	2.1%
PepsiCo, Inc.	2.1%
Lockheed Martin Corp.	2.0%
Nestle S.A.	2.0%

GICS equity sectors (g)
Information Technology	17.2%
Health Care	16.5%
Consumer Staples	13.9%
Communication Services	10.9%
Consumer Discretionary	10.0%
Financials	8.9%
Industrials	5.9%
Utilities	5.9%
Real Estate	5.4%
Materials	4.2%

Issuer country weightings (x)
United States	47.2%
Japan	12.9%
Canada	9.7%
Switzerland	6.9%
Hong Kong	4.7%
Germany	3.4%
Taiwan	3.1%
India	1.9%
France	1.7%
Other Countries	8.5%

Currency exposure weightings (y)
United States Dollar	53.7%
Japanese Yen	12.9%
Swiss Franc	6.9%
Euro	5.1%
Hong Kong Dollar	4.4%
Canadian Dollar	3.4%
Taiwan Dollar	3.1%
Indian Rupee	1.9%
Australian Dollar	1.7%
Other Currencies	6.9%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Low Volatility Global Equity Fund (fund) provided a total return of 4.60%, at net asset value. This compares with a return of 16.52% for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Detractors from Performance

Stock selection and, to a lesser extent, an underweight position in the consumer discretionary sector detracted from performance relative to the MSCI All Country World

4

Management Review – continued

Index. Within this sector, not holding shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla weakened relative returns. The stock price of Amazon.com advanced, benefiting from strong e-commerce volumes as consumers adjusted to lockdowns in response to the COVID-19 pandemic. As a result, the company reported revenues ahead of expectations, partially offset by additional COVID-related operating costs. Additionally, the fund’s overweight positions in apparel and footwear producer ABC-Mart (Japan), coffee and tea company Starbucks and commercial property operator Genting Bhd (h) (Malaysia) dampened relative returns.

Stock selection and, to a lesser extent, an underweight position in the information technology sector also hindered relative results. Within this sector, not owning shares of computer and personal electronics maker Apple detracted from relative results. Despite supply constraints for both the Apple Watch and Apple Airpods Pro, the share price of Apple was supported by stronger-than-anticipated revenues, driven by robust demand in its wearable technology and services segments paired with strong iPhone sales. Additionally, the timing of the fund’s ownership in shares of software giant Microsoft, and holding shares of electronic products manufacturer and supplier VTech Holdings (b) (Hong Kong), weighed on relative results.

Stock selection in the communication services sector also held back relative returns. However, there were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

An overweight position and stock selection in the real estate sector further weighed on relative returns. Within this sector, holding shares of real estate investment trust STORE Capital (b)(h), and an overweight position in real estate investment trust AvalonBay Communities, hindered relative returns.

Contributors to Performance

An underweight position in the energy sector contributed to relative results, led by not holding shares of oil and gas production giant Exxon Mobil. The stock price of Exxon Mobil fell as the company’s reported earnings missed expectations, driven by disappointing chemical and refining margins and higher costs. The stock price also suffered as oil and gas prices came under significant pressure during the period due to lower demand related to disruptions from the COVID-19 virus and the price war between Saudi Arabia and Russia.

Stock selection in the materials sector also benefited relative returns. Within this sector, the fund’s overweight positions in global flavors and fragrances supplier Symrise (Germany) and gold-focused royalty and stream company Franco-Nevada (Canada) boosted relative performance.

Other top relative contributors during the period included the fund’s overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), software company Adobe Systems, diagnostics and pharmaceutical company Roche Holding (Switzerland), medical products and equipment manufacturer Terumo (Japan) and supermarket and department store operator Wesfarmers (Australia). The stock price of Taiwan Semiconductor Manufacturing appreciated as the company reported solid financial results, driven by strong revenue and smartphone-related demand in the US. The company also guided for strong revenue growth in 2020, which

5

Management Review – continued

further supported the stock. In addition, not holding shares of aerospace company Boeing and diversified financial services firm Wells Fargo benefited the fund’s relative returns.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	4.60%	8.28%	7.55%
B	12/05/13	3.81%	7.43%	6.71%
C	12/05/13	3.77%	7.44%	6.70%
I	12/05/13	4.85%	8.51%	7.78%
R1	12/05/13	3.74%	7.44%	6.70%
R2	12/05/13	4.33%	7.98%	7.24%
R3	12/05/13	4.58%	8.25%	7.52%
R4	12/05/13	4.85%	8.51%	7.77%
R6	12/05/13	4.94%	8.58%	7.82%

Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		16.52%	10.21%	8.06%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.42)%	7.00%	6.61%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.19)%	7.13%	6.71%
C With CDSC (1% for 12 months) (v)		2.77%	7.44%	6.70%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	0.99%	$1,000.00	$1,064.15	$5.14
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
B	Actual	1.74%	$1,000.00	$1,059.82	$9.01
	Hypothetical (h)	1.74%	$1,000.00	$1,016.39	$8.82
C	Actual	1.74%	$1,000.00	$1,059.22	$9.01
	Hypothetical (h)	1.74%	$1,000.00	$1,016.39	$8.82
I	Actual	0.74%	$1,000.00	$1,064.62	$3.84
	Hypothetical (h)	0.74%	$1,000.00	$1,021.42	$3.76
R1	Actual	1.74%	$1,000.00	$1,059.69	$9.01
	Hypothetical (h)	1.74%	$1,000.00	$1,016.39	$8.82
R2	Actual	1.24%	$1,000.00	$1,062.82	$6.43
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
R3	Actual	0.99%	$1,000.00	$1,064.02	$5.14
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
R4	Actual	0.74%	$1,000.00	$1,064.62	$3.84
	Hypothetical (h)	0.74%	$1,000.00	$1,021.42	$3.76
R6	Actual	0.67%	$1,000.00	$1,065.84	$3.48
	Hypothetical (h)	0.67%	$1,000.00	$1,021.77	$3.40

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.8%
Aerospace - 2.5%
Leidos Holdings, Inc.	10,372	$938,562
Lockheed Martin Corp.	11,490	4,484,087

		$5,422,649
Automotive - 0.8%
USS Co. Ltd.	98,800	$1,666,425

Brokerage & Asset Managers - 0.5%
Partners Group Holdings AG	1,095	$1,111,777

Business Services - 3.6%
CGI, Inc. (a)	19,604	$1,376,005
Fiserv, Inc. (a)	22,232	2,213,863
Infosys Technologies Ltd., ADR	335,828	4,231,433

		$7,821,301
Cable TV - 0.4%
Comcast Corp., “A”	19,508	$874,153

Computer Software - 4.1%
Adobe Systems, Inc. (a)	15,501	$7,958,058
Microsoft Corp.	4,637	1,045,783

		$9,003,841
Computer Software - Systems - 3.5%
Constellation Software, Inc.	1,622	$1,877,720
Fujitsu Ltd.	11,200	1,461,398
Hitachi Ltd.	29,900	992,824
NICE Systems Ltd., ADR (a)	9,694	2,228,166
Venture Corp. Ltd.	73,400	1,066,366

		$7,626,474
Construction - 1.7%
AvalonBay Communities, Inc., REIT	14,283	$2,257,571
Rinnai Corp.	15,100	1,394,133

		$3,651,704
Consumer Products - 2.9%
Kimberly-Clark Corp.	15,581	$2,458,059
L’Oréal	2,082	687,973

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - continued
Procter & Gamble Co.	23,236	$3,214,236

		$6,360,268
Electronics - 4.8%
Intel Corp.	15,822	$806,131
Kyocera Corp.	49,100	2,806,835
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	86,081	6,821,919

		$10,434,885
Food & Beverages - 7.6%
General Mills, Inc.	54,585	$3,490,711
Mondelez International, Inc.	35,304	2,062,460
Mowi A.S.A.	59,395	1,161,628
Nestle S.A.	36,921	4,434,033
PepsiCo, Inc.	32,831	4,598,310
Toyo Suisan Kaisha Ltd.	16,100	915,092

		$16,662,234
Food & Drug Stores - 4.5%
Dairy Farm International Holdings Ltd.	140,700	$586,977
Lawson, Inc.	16,400	809,819
Seven & I Holdings Co. Ltd.	78,800	2,554,127
Tesco PLC	272,825	797,596
Wal-Mart Stores, Inc.	11,000	1,527,350
Wesfarmers Ltd.	105,678	3,669,316

		$9,945,185
General Merchandise - 1.4%
Dollar General Corp.	15,619	$3,153,164

Health Maintenance Organizations - 0.7%
Cigna Corp.	8,093	$1,435,455

Insurance - 3.8%
Everest Re Group Ltd.	15,811	$3,479,685
MetLife, Inc.	93,195	3,584,280
Zurich Insurance Group AG	3,539	1,307,623

		$8,371,588
Internet - 1.0%
Alphabet, Inc., “A” (a)	1,417	$2,309,044

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 2.1%
Activision Blizzard, Inc.	14,139	$1,180,889
Electronic Arts, Inc. (a)	24,249	3,382,008

		$4,562,897
Machinery & Tools - 0.5%
Sandvik AB (a)	54,467	$1,069,215

Major Banks - 3.3%
Bank of Nova Scotia	17,894	$773,379
BOC Hong Kong Holdings Ltd.	732,500	2,060,916
DBS Group Holdings Ltd.	90,000	1,377,875
PNC Financial Services Group, Inc.	11,352	1,262,342
Royal Bank of Canada	24,486	1,863,874

		$7,338,386
Medical & Health Technology & Services - 1.0%
Eurofins Scientific SE (a)	1,505	$1,206,188
McKesson Corp.	5,903	905,756

		$2,111,944
Medical Equipment - 4.0%
EssilorLuxottica (a)	14,294	$1,912,173
Medtronic PLC	14,854	1,596,359
Terumo Corp.	129,200	5,242,942

		$8,751,474
Network & Telecom - 0.8%
VTech Holdings Ltd.	317,800	$1,853,444

Other Banks & Diversified Financials - 1.2%
Komercni Banka A.S. (a)	35,621	$857,708
U.S. Bancorp	50,194	1,827,062

		$2,684,770
Pharmaceuticals - 11.8%
Eli Lilly & Co.	17,054	$2,530,643
Johnson & Johnson	41,159	6,314,202
Merck & Co., Inc.	38,848	3,312,569
Novartis AG	12,978	1,120,419
Novo Nordisk A.S., “B”	55,057	3,646,694
Pfizer, Inc.	48,936	1,849,291
Roche Holding AG	20,306	7,091,769

		$25,865,587

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pollution Control - 1.9%
Waste Connections, Inc.	41,465	$4,147,744

Precious Metals & Minerals - 2.6%
Barrick Gold Corp.	36,130	$1,070,313
Franco-Nevada Corp.	30,664	4,611,766

		$5,682,079
Railroad & Shipping - 1.5%
Canadian National Railway Co.	19,275	$2,015,780
Kansas City Southern Co.	6,587	1,199,097

		$3,214,877
Real Estate - 4.4%
Grand City Properties S.A.	150,618	$3,864,410
Life Storage, Inc., REIT	15,299	1,612,974
Public Storage, Inc., REIT	6,372	1,353,413
Sun Communities, Inc., REIT	19,150	2,854,882

		$9,685,679
Restaurants - 2.9%
McDonald’s Corp.	11,661	$2,489,857
Starbucks Corp.	47,131	3,981,156

		$6,471,013
Specialty Chemicals - 1.6%
Symrise AG	25,061	$3,455,702

Specialty Stores - 1.7%
ABC-MART, Inc.	69,600	$3,659,889

Telecommunications - Wireless - 3.6%
Advanced Info Service Public Co. Ltd.	187,300	$1,101,322
KDDI Corp.	197,600	5,730,247
Vodafone Group PLC	708,673	1,055,692

		$7,887,261
Telephone Services - 3.7%
HKT Trust and HKT Ltd.	1,894,000	$2,704,271
TELUS Corp.	188,828	3,476,323
Verizon Communications, Inc.	34,051	2,018,203

		$8,198,797
Tobacco - 0.5%
Japan Tobacco, Inc.	56,100	$1,048,157

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 5.9%
American Electric Power Co., Inc.	25,889	$2,040,830
Avangrid, Inc.	29,189	1,402,239
CEZ A.S. (Czech Republic)	32,944	678,752
CLP Holdings Ltd.	308,500	3,027,276
Duke Energy Corp.	9,832	789,903
Evergy, Inc.	36,038	1,917,942
Xcel Energy, Inc.	43,473	3,020,287

		$12,877,229
Total Common Stocks (Identified Cost, $169,703,257)		$216,416,291

Investment Companies (h) - 0.1%
Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $289,769)	289,769	$289,769

Other Assets, Less Liabilities - 1.1%		2,371,878
Net Assets - 100.0%		$219,077,938

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $289,769 and $216,416,291, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $169,703,257)	$216,416,291
Investments in affiliated issuers, at value (identified cost, $289,769)	289,769
Cash	2,209,548
Receivables for
Fund shares sold	163,484
Interest and dividends	883,105
Other assets	655
Total assets	$219,962,852

Liabilities
Payables for
Fund shares reacquired	$744,361
Payable to affiliates
Investment adviser	15,561
Administrative services fee	433
Shareholder servicing costs	35,379
Distribution and service fees	1,032
Payable for independent Trustees’ compensation	26
Accrued expenses and other liabilities	88,122
Total liabilities	$884,914
Net assets	$219,077,938

Net assets consist of
Paid-in capital	$182,857,003
Total distributable earnings (loss)	36,220,935
Net assets	$219,077,938
Shares of beneficial interest outstanding	15,456,319

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$23,493,722	1,657,327	$14.18
Class B	409,838	29,117	14.08
Class C	3,260,565	231,996	14.05
Class I	106,849,002	7,534,032	14.18
Class R1	108,986	7,711	14.13
Class R2	169,656	11,968	14.18
Class R3	79,494	5,600	14.20
Class R4	75,243	5,305	14.18
Class R6	84,631,432	5,973,263	14.17

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.05 [100 / 94.25 x $14.18]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$6,362,898
Dividends from affiliated issuers	17,099
Other	9,678
Income on securities loaned	1,636
Foreign taxes withheld	(368,113)
Total investment income	$6,023,198
Expenses
Management fee	$1,247,317
Distribution and service fees	93,129
Shareholder servicing costs	131,095
Administrative services fee	40,873
Independent Trustees’ compensation	8,766
Custodian fee	75,141
Shareholder communications	14,758
Audit and tax fees	57,081
Legal fees	2,105
Registration fees	133,545
Miscellaneous	47,656
Total expenses	$1,851,466
Reduction of expenses by investment adviser and distributor	(130,857)
Net expenses	$1,720,609
Net investment income (loss)	$4,302,589

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,558 country tax)	$(7,786,409)
Affiliated issuers	(615)
Foreign currency	(9,317)
Net realized gain (loss)	$(7,796,341)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $36,628 decrease in deferred country tax)	$11,711,812
Affiliated issuers	(45)
Translation of assets and liabilities in foreign currencies	26,305
Net unrealized gain (loss)	$11,738,072
Net realized and unrealized gain (loss)	$3,941,731
Change in net assets from operations	$8,244,320

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$4,302,589	$4,684,916
Net realized gain (loss)	(7,796,341)	1,976,712
Net unrealized gain (loss)	11,738,072	10,762,414
Change in net assets from operations	$8,244,320	$17,424,042
Total distributions to shareholders	$(6,496,439)	$(10,518,952)
Change in net assets from fund share transactions	$(2,060,144)	$17,311,467
Total change in net assets	$(312,263)	$24,216,557

Net assets
At beginning of period	219,390,201	195,173,644
At end of period	$219,077,938	$219,390,201

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.92	$13.73	$12.82	$11.87	$10.75

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.25	$0.23	$0.19	$0.18
Net realized and unrealized gain (loss)	0.39	0.56	0.92	0.91	1.11
Total from investment operations	$0.62	$0.81	$1.15	$1.10	$1.29

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.24)	$(0.15)	$(0.17)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.36)	$(0.62)	$(0.24)	$(0.15)	$(0.17)
Net asset value, end of period (x)	$14.18	$13.92	$13.73	$12.82	$11.87
Total return (%) (r)(s)(t)(x)	4.60	6.38	9.09	9.36	12.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.06	1.23	1.51
Expenses after expense reductions (f)	0.99	0.98	0.97	1.17	1.19
Net investment income (loss)	1.68	1.86	1.75	1.55	1.56
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$23,494	$19,981	$9,102	$9,215	$7,473

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.82	$13.63	$12.73	$11.79	$10.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.14	$0.13	$0.09	$0.07
Net realized and unrealized gain (loss)	0.40	0.57	0.91	0.91	1.12
Total from investment operations	$0.52	$0.71	$1.04	$1.00	$1.19

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.13)	$(0.14)	$(0.06)	$(0.10)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.52)	$(0.14)	$(0.06)	$(0.10)
Net asset value, end of period (x)	$14.08	$13.82	$13.63	$12.73	$11.79
Total return (%) (r)(s)(t)(x)	3.81	5.60	8.25	8.48	11.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.79	1.81	1.98	2.33
Expenses after expense reductions (f)	1.75	1.74	1.74	1.96	1.98
Net investment income (loss)	0.88	1.03	1.02	0.73	0.65
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$410	$410	$380	$350	$341

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.80	$13.62	$12.71	$11.78	$10.69

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.14	$0.13	$0.09	$0.08
Net realized and unrealized gain (loss)	0.39	0.57	0.92	0.91	1.11
Total from investment operations	$0.51	$0.71	$1.05	$1.00	$1.19

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.14)	$(0.14)	$(0.07)	$(0.10)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.53)	$(0.14)	$(0.07)	$(0.10)
Net asset value, end of period (x)	$14.05	$13.80	$13.62	$12.71	$11.78
Total return (%) (r)(s)(t)(x)	3.77	5.57	8.28	8.49	11.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.80	1.81	1.98	2.23
Expenses after expense reductions (f)	1.75	1.74	1.74	1.96	1.99
Net investment income (loss)	0.90	1.02	1.01	0.76	0.74
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$3,261	$2,876	$1,773	$1,924	$1,554

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.92	$13.73	$12.82	$11.87	$10.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.28	$0.27	$0.23	$0.21
Net realized and unrealized gain (loss)	0.39	0.56	0.91	0.90	1.10
Total from investment operations	$0.65	$0.84	$1.18	$1.13	$1.31

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.27)	$(0.18)	$(0.20)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.65)	$(0.27)	$(0.18)	$(0.20)
Net asset value, end of period (x)	$14.18	$13.92	$13.73	$12.82	$11.87
Total return (%) (r)(s)(t)(x)	4.85	6.61	9.34	9.59	12.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.79	0.81	0.94	1.17
Expenses after expense reductions (f)	0.75	0.74	0.74	0.90	0.98
Net investment income (loss)	1.88	2.09	2.03	1.87	1.86
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$106,849	$118,907	$114,259	$97,952	$10,669

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.88	$13.69	$12.78	$11.84	$10.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.14	$0.14	$0.09	$0.08
Net realized and unrealized gain (loss)	0.39	0.58	0.91	0.91	1.12
Total from investment operations	$0.51	$0.72	$1.05	$1.00	$1.20

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.14)	$(0.14)	$(0.06)	$(0.06)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.53)	$(0.14)	$(0.06)	$(0.06)
Net asset value, end of period (x)	$14.13	$13.88	$13.69	$12.78	$11.84
Total return (%) (r)(s)(t)(x)	3.74	5.61	8.29	8.47	11.24

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.79	1.81	1.98	2.31
Expenses after expense reductions (f)	1.75	1.74	1.74	1.96	1.99
Net investment income (loss)	0.90	1.03	1.03	0.75	0.69
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$109	$96	$74	$68	$56

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.92	$13.73	$12.81	$11.87	$10.74

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.21	$0.20	$0.15	$0.13
Net realized and unrealized gain (loss)	0.40	0.57	0.92	0.90	1.13
Total from investment operations	$0.59	$0.78	$1.12	$1.05	$1.26

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.20)	$(0.20)	$(0.11)	$(0.13)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.59)	$(0.20)	$(0.11)	$(0.13)
Net asset value, end of period (x)	$14.18	$13.92	$13.73	$12.81	$11.87
Total return (%) (r)(s)(t)(x)	4.33	6.09	8.87	8.94	11.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.29	1.31	1.49	1.79
Expenses after expense reductions (f)	1.25	1.24	1.24	1.47	1.49
Net investment income (loss)	1.37	1.53	1.52	1.24	1.20
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$170	$75	$66	$61	$72

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.94	$13.74	$12.82	$11.88	$10.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.22	$0.19	$0.16
Net realized and unrealized gain (loss)	0.39	0.58	0.93	0.90	1.12
Total from investment operations	$0.62	$0.82	$1.15	$1.09	$1.28

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.23)	$(0.15)	$(0.16)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.36)	$(0.62)	$(0.23)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$14.20	$13.94	$13.74	$12.82	$11.88
Total return (%) (r)(s)(t)(x)	4.58	6.42	9.11	9.24	12.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.04	1.05	1.21	1.56
Expenses after expense reductions (f)	1.00	0.99	0.99	1.18	1.24
Net investment income (loss)	1.65	1.78	1.69	1.55	1.44
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$79	$71	$67	$151	$56

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.92	$13.73	$12.82	$11.87	$10.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.27	$0.27	$0.21	$0.19
Net realized and unrealized gain (loss)	0.39	0.57	0.91	0.92	1.12
Total from investment operations	$0.65	$0.84	$1.18	$1.13	$1.31

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.27)	$(0.18)	$(0.20)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.65)	$(0.27)	$(0.18)	$(0.20)
Net asset value, end of period (x)	$14.18	$13.92	$13.73	$12.82	$11.87
Total return (%) (r)(s)(t)(x)	4.85	6.61	9.34	9.58	12.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.79	0.81	0.98	1.31
Expenses after expense reductions (f)	0.75	0.74	0.74	0.96	0.99
Net investment income (loss)	1.89	2.03	2.02	1.74	1.69
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$75	$72	$67	$62	$56

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$13.91	$13.72	$12.81	$11.86	$10.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.27	$0.21	$0.20
Net realized and unrealized gain (loss)	0.40	0.57	0.92	0.92	1.11
Total from investment operations	$0.67	$0.85	$1.19	$1.13	$1.31

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.27)	$(0.28)	$(0.18)	$(0.21)
From net realized gain	(0.09)	(0.39)	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.66)	$(0.28)	$(0.18)	$(0.21)
Net asset value, end of period (x)	$14.17	$13.91	$13.72	$12.81	$11.86
Total return (%) (r)(s)(t)(x)	4.94	6.68	9.42	9.63	12.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.72	0.74	0.94	1.21
Expenses after expense reductions (f)	0.67	0.67	0.67	0.92	0.93
Net investment income (loss)	2.01	2.11	2.08	1.77	1.76
Portfolio turnover	43	65	41	24	28
Net assets at end of period (000 omitted)	$84,631	$76,901	$69,385	$68,569	$45,799
See Notes to Financial Statements

25

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have

27

Notes to Financial Statements – continued

been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund

28

Notes to Financial Statements – continued

could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$100,732,866	$—	$—	$100,732,866
Japan	5,740,436	22,541,452	—	28,281,888
Canada	21,212,904	—	—	21,212,904
Switzerland	15,065,621	—	—	15,065,621
Hong Kong	1,853,444	8,379,440	—	10,232,884
Germany	7,320,112	—	—	7,320,112
Taiwan	6,821,919	—	—	6,821,919
India	4,231,433	—	—	4,231,433
France	3,806,334	—	—	3,806,334
Other Countries	11,495,451	7,214,879	—	18,710,330
Mutual Funds	289,769	—	—	289,769
Total	$178,570,289	$38,135,771	$—	$216,706,060

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the

29

Notes to Financial Statements – continued

related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,

30

Notes to Financial Statements – continued

no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$5,680,426	$4,465,803
Long-term capital gains	816,013	6,053,149

Total distributions	$6,496,439	$10,518,952

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$172,870,785
Gross appreciation	49,145,980

Gross depreciation	(5,310,705)
Net unrealized appreciation (depreciation)	$43,835,275

Undistributed ordinary income	482,886
Post-October capital loss deferral	(8,100,922)
Other temporary differences	3,696

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

31

Notes to Financial Statements – continued

differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$588,994	$549,581
Class B	7,651	14,039
Class C	58,613	77,581
Class I	3,250,779	6,406,191
Class R1	1,913	2,931
Class R2	3,488	2,854
Class R3	1,965	3,033
Class R4	2,062	3,226
Class R6	2,580,974	3,459,516
Total	$6,496,439	$10,518,952

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.525%
In excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $24,112, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.68%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2021. For the year ended August 31, 2020, this reduction amounted to $105,893, which is included in the reduction of total expenses in the Statement of Operations.

32

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,735 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$56,530
Class B	0.75%	0.25%	1.00%	1.00%	4,004
Class C	0.75%	0.25%	1.00%	1.00%	30,639
Class R1	0.75%	0.25%	1.00%	1.00%	1,004
Class R2	0.25%	0.25%	0.50%	0.50%	766
Class R3	—	0.25%	0.25%	0.25%	186
Total Distribution and Service Fees					$93,129

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $852 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$143
Class B	85
Class C	615

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

33

Notes to Financial Statements – continued

year ended August 31, 2020, the fee was $10,594, which equated to 0.0047% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $120,501.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0180% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

At August 31, 2020, MFS held approximately 66% and 93% of the outstanding shares of Class R1 and Class R3, respectively, and 100% of the outstanding shares of Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $62,558 and $24,937, respectively. The sales transactions resulted in net realized gains (losses) of $(809).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $9,473, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $95,424,932 and $100,502,733, respectively.

34

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	930,481	$12,771,654	1,041,729	$13,809,908
Class B	—	—	3,234	41,580
Class C	58,784	784,363	131,925	1,728,080
Class I	4,136,645	56,160,916	8,478,173	112,927,999
Class R1	640	8,848	1,336	18,304
Class R2	6,481	90,999	358	4,947
Class R3	360	5,139	—	—
Class R6	2,541,691	35,247,721	1,744,896	23,529,647
	7,675,082	$105,069,640	11,401,651	$152,060,465

Shares issued to shareholders in reinvestment of distributions
Class A	43,084	$588,562	42,848	$548,615
Class B	556	7,651	1,114	14,039
Class C	4,196	57,613	6,003	75,592
Class I	199,782	2,735,681	476,060	6,073,699
Class R1	139	1,913	231	2,931
Class R2	255	3,488	224	2,854
Class R3	143	1,965	238	3,033
Class R4	151	2,062	252	3,226
Class R6	178,952	2,438,265	261,566	3,338,647
	427,258	$5,837,200	788,536	$10,062,636

Shares reacquired
Class A	(751,868)	$(10,081,404)	(311,945)	$(4,142,094)
Class B	(1,112)	(14,669)	(2,521)	(32,865)
Class C	(39,396)	(512,171)	(59,697)	(780,451)
Class I	(5,342,595)	(72,181,862)	(8,734,942)	(119,271,353)
Class R1	(15)	(212)	(43)	(600)
Class R2	(181)	(2,255)	—	—
Class R3	(1)	(14)	—	—
Class R6	(2,275,250)	(30,174,397)	(1,535,830)	(20,584,271)
	(8,410,418)	$(112,966,984)	(10,644,978)	$(144,811,634)

35

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	221,697	$3,278,812	772,632	$10,216,429
Class B	(556)	(7,018)	1,827	22,754
Class C	23,584	329,805	78,231	1,023,221
Class I	(1,006,168)	(13,285,265)	219,291	(269,655)
Class R1	764	10,549	1,524	20,635
Class R2	6,555	92,232	582	7,801
Class R3	502	7,090	238	3,033
Class R4	151	2,062	252	3,226
Class R6	445,393	7,511,589	470,632	6,284,023
	(308,078)	$(2,060,144)	1,545,209	$17,311,467

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $1,186 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$588,609	$65,931,214	$66,229,394	$(615)	$(45)	$289,769

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$17,099	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of

MFS Low Volatility Global Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Global Equity Fund (the “Fund”), including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

38

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

45

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Low Volatility Global Equity Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

47

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

48

Board Review of Investment Advisory Agreement – continued

and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

49

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

50

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $898,000 as capital gain dividends paid during the fiscal year.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

For corporate shareholders, 41.71% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $3,934,876. The fund intends to pass through foreign tax credits of $377,479 for the fiscal year.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® Low Volatility Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LVU-ANN

MFS® Low Volatility Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	4.2%
Eli Lilly & Co.	2.9%
Costco Wholesale Corp.	2.9%
Johnson & Johnson	2.8%
Alphabet, Inc., “A”	2.7%
Adobe Systems, Inc.	2.5%
PepsiCo, Inc.	2.5%
Mastercard, Inc., “A”	2.3%
Starbucks Corp.	2.2%
Danaher Corp.	2.2%

GICS equity sectors (g)
Information Technology	19.6%
Health Care	16.9%
Consumer Staples	12.3%
Industrials	11.8%
Communication Services	11.4%
Financials	8.1%
Utilities	6.7%
Real Estate	6.2%
Consumer Discretionary	5.8%
Materials	0.6%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Low Volatility Equity Fund (fund) provided a total return of 7.64%, at net asset value. This compares with a return of 21.94% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Detractors from Performance

Stock selection and an underweight position in the information technology sector detracted from performance relative to the S&P 500 Index. Within this sector, the

3

Management Review – continued

fund’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft dampened relative results. Despite supply constraints for both the Apple Watch and Apple Airpods Pro, the share price of Apple was supported by stronger-than-anticipated revenues, driven by robust demand in its wearable technology and services segments paired with strong iPhone sales. In addition, not holding computer graphics processors maker NVIDIA, and holding shares of billing software company Amdocs (b), weakened relative returns.

Stock selection and an underweight position in the consumer discretionary sector also held back relative returns. Within this sector, an underweight position in internet retailer Amazon.com hindered relative results. The stock price of Amazon.com advanced, benefiting from strong e-commerce volumes as consumers adjusted to lockdowns in response to the COVID-19 pandemic. As a result, the company reported revenues ahead of expectations, partially offset by additional COVID-related operating costs. Additionally, the fund’s holdings of childcare and early education provider Bright Horizons (b)(h), and an overweight position in coffee and tea company Starbucks, held back relative returns.

Stock selection and an overweight position in the real estate sector weighed on relative results, led by holding shares of real estate investment trusts STORE Capital (b) and Spirit Realty Capital (b).

Elsewhere, an overweight position in insurance company MetLife detracted from relative returns.

Contributors to Performance

An underweight position in the energy sector contributed to relative results, led by an underweight position in shares of integrated energy company Chevron (h).

Stocks in other sectors that strengthened relative returns included not holding shares of aerospace company Boeing, global financial services firm JPMorgan, diversified entertainment company Walt Disney Company and global non-alcoholic beverage giant Coca-Cola, and the timing of the fund’s ownership in shares of diversified financial services firm Wells Fargo (h). The stock price of Boeing declined as the travel and airline industries came under intense pressure amidst the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production. In addition, the fund’s overweight positions in pharmaceutical company Eli Lilly, software company Adobe Systems and healthcare equipment manufacturer Danaher, and holding shares of real estate information, analytics and marketing services provider CoStar Group (b), further aided relative returns. The stock price of Eli Lilly appreciated after its management reported strong financial results and raised its forward guidance on accelerating sales of new products. As the COVID-19 virus spread worldwide, the company reaffirmed its financial guidance, which further supported the stock.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	7.64%	11.79%	10.63%
B	12/05/13	6.77%	10.94%	9.79%
C	12/05/13	6.75%	10.93%	9.80%
I	12/05/13	7.82%	12.04%	10.89%
R1	12/05/13	6.79%	10.94%	9.80%
R2	12/05/13	7.29%	11.51%	10.36%
R3	12/05/13	7.65%	11.77%	10.63%
R4	12/05/13	7.87%	12.05%	10.90%
R6	12/05/13	7.95%	12.17%	10.99%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.94%	14.46%	12.70%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		1.45%	10.47%	9.66%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.77%	10.67%	9.79%
C With CDSC (1% for 12 months) (v)		5.75%	10.93%	9.80%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	0.89%	$1,000.00	$1,096.68	$4.69
	Hypothetical (h)	0.89%	$1,000.00	$1,020.66	$4.52
B	Actual	1.64%	$1,000.00	$1,092.72	$8.63
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
C	Actual	1.64%	$1,000.00	$1,092.72	$8.63
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
I	Actual	0.64%	$1,000.00	$1,097.96	$3.38
	Hypothetical (h)	0.64%	$1,000.00	$1,021.92	$3.25
R1	Actual	1.64%	$1,000.00	$1,092.81	$8.63
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
R2	Actual	1.14%	$1,000.00	$1,095.59	$6.01
	Hypothetical (h)	1.14%	$1,000.00	$1,019.41	$5.79
R3	Actual	0.89%	$1,000.00	$1,097.12	$4.69
	Hypothetical (h)	0.89%	$1,000.00	$1,020.66	$4.52
R4	Actual	0.64%	$1,000.00	$1,098.52	$3.38
	Hypothetical (h)	0.64%	$1,000.00	$1,021.92	$3.25
R6	Actual	0.56%	$1,000.00	$1,098.95	$2.95
	Hypothetical (h)	0.56%	$1,000.00	$1,022.32	$2.85

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.4%
Aerospace - 2.2%
CACI International, Inc., “A” (a)	21,476	$5,029,464
Honeywell International, Inc.	16,694	2,763,692
Lockheed Martin Corp.	9,916	3,869,818
Northrop Grumman Corp.	10,847	3,716,291

		$15,379,265
Business Services - 6.9%
Accenture PLC, “A”	15,925	$3,820,885
Amdocs Ltd.	235,731	14,433,809
CoStar Group, Inc. (a)	13,630	11,566,418
Fidelity National Information Services, Inc.	20,365	3,072,060
Fiserv, Inc. (a)	26,609	2,649,724
FleetCor Technologies, Inc. (a)	11,208	2,818,252
Global Payments, Inc.	37,679	6,654,865
Verisk Analytics, Inc., “A”	20,377	3,803,775

		$48,819,788
Cable TV - 3.8%
Cable One, Inc.	5,993	$11,029,098
Charter Communications, Inc., “A” (a)	16,738	10,304,080
Comcast Corp., “A”	134,179	6,012,561

		$27,345,739
Computer Software - 7.2%
Adobe Systems, Inc. (a)	34,644	$17,785,883
Microsoft Corp.	133,792	30,174,110
Oracle Corp.	62,156	3,556,566

		$51,516,559
Computer Software - Systems - 1.0%
Apple, Inc.	56,132	$7,243,273

Construction - 1.4%
AvalonBay Communities, Inc., REIT	34,214	$5,407,865
Mid-America Apartment Communities, Inc., REIT	37,276	4,365,765

		$9,773,630
Consumer Products - 1.9%
Procter & Gamble Co.	100,106	$13,847,663

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 2.3%
AMETEK, Inc.	32,953	$3,318,367
Johnson Controls International PLC	115,065	4,686,597
TE Connectivity Ltd.	87,941	8,495,101

		$16,500,065
Electronics - 1.3%
Texas Instruments, Inc.	65,101	$9,254,107

Food & Beverages - 6.5%
General Mills, Inc.	149,646	$9,569,862
Ingredion, Inc.	126,843	10,203,251
J.M. Smucker Co.	30,242	3,634,484
Mondelez International, Inc.	85,405	4,989,360
PepsiCo, Inc.	125,921	17,636,495

		$46,033,452
Food & Drug Stores - 1.0%
Wal-Mart Stores, Inc.	51,548	$7,157,440

Insurance - 6.4%
Allstate Corp.	64,171	$5,967,903
AON PLC	39,517	7,903,005
Chubb Ltd.	48,369	6,046,125
Everest Re Group Ltd.	46,666	10,270,253
Hartford Financial Services Group, Inc.	126,031	5,097,954
MetLife, Inc.	265,555	10,213,245

		$45,498,485
Internet - 5.0%
Alphabet, Inc., “A” (a)	11,876	$19,352,298
Alphabet, Inc., “C” (a)	7,055	11,529,140
Facebook, Inc., “A” (a)	16,624	4,874,157

		$35,755,595
Leisure & Toys - 0.5%
Electronic Arts, Inc. (a)	25,444	$3,548,675

Machinery & Tools - 3.6%
AGCO Corp.	110,861	$7,882,217
Eaton Corp. PLC	101,356	10,348,448
Illinois Tool Works, Inc.	16,981	3,354,597
Roper Technologies, Inc.	8,608	3,677,251

		$25,262,513

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 0.6%
PNC Financial Services Group, Inc.	35,857	$3,987,298

Medical & Health Technology & Services - 0.7%
McKesson Corp.	32,984	$5,061,065

Medical Equipment - 6.0%
Danaher Corp.	76,007	$15,693,165
Medtronic PLC	98,785	10,616,424
STERIS PLC	77,386	12,353,901
Thermo Fisher Scientific, Inc.	9,054	3,883,985

		$42,547,475
Natural Gas - Distribution - 0.5%
Sempra Energy	28,497	$3,523,654

Network & Telecom - 0.4%
Motorola Solutions, Inc.	19,156	$2,964,391

Other Banks & Diversified Financials - 3.5%
Mastercard, Inc., “A”	45,279	$16,218,485
U.S. Bancorp	93,332	3,397,285
Visa, Inc., “A”	26,539	5,626,002

		$25,241,772
Pharmaceuticals - 10.2%
AbbVie, Inc.	32,245	$3,088,104
Eli Lilly & Co.	141,265	20,962,314
Johnson & Johnson	127,832	19,610,707
Merck & Co., Inc.	129,427	11,036,240
Pfizer, Inc.	297,014	11,224,159
Zoetis, Inc.	43,193	6,915,199

		$72,836,723
Pollution Control - 3.5%
Republic Services, Inc.	30,627	$2,839,735
Waste Connections, Inc.	155,095	15,514,153
Waste Management, Inc.	55,711	6,351,054

		$24,704,942
Printing & Publishing - 0.6%
S&P Global, Inc.	12,614	$4,622,022

Real Estate - 4.9%
Extra Space Storage, Inc., REIT	27,821	$2,964,328
Public Storage, Inc., REIT	26,578	5,645,167

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Real Estate - continued
Spirit Realty Capital, Inc., REIT	203,711	$7,233,778
STAG Industrial, Inc., REIT	83,105	2,684,292
STORE Capital Corp., REIT	129,434	3,499,895
Sun Communities, Inc., REIT	19,477	2,903,631
W.P. Carey, Inc., REIT	138,871	9,633,481

		$34,564,572
Restaurants - 2.7%
McDonald’s Corp.	16,346	$3,490,198
Starbucks Corp.	187,441	15,833,141

		$19,323,339
Specialty Chemicals - 0.6%
Ecolab, Inc.	21,294	$4,196,622

Specialty Stores - 6.0%
Amazon.com, Inc. (a)	3,790	$13,079,138
Costco Wholesale Corp.	59,229	20,591,554
Target Corp.	57,674	8,720,886

		$42,391,578
Telecommunications - Wireless - 0.9%
T-Mobile USA, Inc. (a)	54,056	$6,307,254

Telephone Services - 1.1%
AT&T, Inc.	89,902	$2,679,979
Verizon Communications, Inc.	92,604	5,488,639

		$8,168,618
Utilities - Electric Power - 6.2%
American Electric Power Co., Inc.	42,835	$3,376,683
Avangrid, Inc.	50,303	2,416,556
DTE Energy Co.	29,235	3,469,317
Duke Energy Corp.	74,029	5,947,490
Evergy, Inc.	77,310	4,114,438
Exelon Corp.	65,427	2,414,911
NextEra Energy, Inc.	44,803	12,507,653
Xcel Energy, Inc.	141,218	9,811,121

		$44,058,169
Total Common Stocks (Identified Cost, $597,020,734)		$707,435,743

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 0.4%
Money Market Funds - 0.4%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $3,082,282)	3,082,282	$3,082,282

Other Assets, Less Liabilities - 0.2%		1,190,267
Net Assets - 100.0%		$711,708,292

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,082,282 and $707,435,743, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $597,020,734)	$707,435,743
Investments in affiliated issuers, at value (identified cost, $3,082,282)	3,082,282
Receivables for
Fund shares sold	1,387,935
Dividends	1,162,471
Other assets	538
Total assets	$713,068,969

Liabilities
Payables for
Fund shares reacquired	$1,034,944
Payable to affiliates
Investment adviser	39,785
Administrative services fee	1,130
Shareholder servicing costs	157,702
Distribution and service fees	7,189
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	119,915
Total liabilities	$1,360,677
Net assets	$711,708,292

Net assets consist of
Paid-in capital	$628,478,688
Total distributable earnings (loss)	83,229,604
Net assets	$711,708,292
Shares of beneficial interest outstanding	41,053,555

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$135,199,315	7,806,211	$17.32
Class B	2,197,687	127,081	17.29
Class C	29,428,879	1,708,520	17.22
Class I	464,427,768	26,778,958	17.34
Class R1	339,900	19,611	17.33
Class R2	531,238	30,544	17.39
Class R3	573,436	32,997	17.38
Class R4	81,014	4,667	17.36
Class R6	78,929,055	4,544,966	17.37

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.38 [100 / 94.25 x $17.32]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$11,314,851
Dividends from affiliated issuers	55,473
Other	11,984
Foreign taxes withheld	(17,123)
Total investment income	$11,365,185
Expenses
Management fee	$2,841,761
Distribution and service fees	581,137
Shareholder servicing costs	466,689
Administrative services fee	86,203
Independent Trustees’ compensation	11,759
Custodian fee	33,832
Shareholder communications	51,299
Audit and tax fees	52,578
Legal fees	5,309
Registration fees	195,539
Miscellaneous	36,864
Total expenses	$4,362,970
Reduction of expenses by investment adviser and distributor	(184,514)
Net expenses	$4,178,456
Net investment income (loss)	$7,186,729

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(27,666,559)
Affiliated issuers	(4,911)
Foreign currency	24
Net realized gain (loss)	$(27,671,446)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$71,118,959
Affiliated issuers	(264)
Net unrealized gain (loss)	$71,118,695
Net realized and unrealized gain (loss)	$43,447,249
Change in net assets from operations	$50,633,978

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$7,186,729	$2,128,879
Net realized gain (loss)	(27,671,446)	567,571
Net unrealized gain (loss)	71,118,695	22,926,394
Change in net assets from operations	$50,633,978	$25,622,844
Total distributions to shareholders	$(7,089,150)	$(4,818,533)
Change in net assets from fund share transactions	$280,489,527	$269,731,498
Total change in net assets	$324,034,355	$290,535,809

Net assets
At beginning of period	387,673,937	97,138,128
At end of period	$711,708,292	$387,673,937

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.28	$15.05	$13.77	$12.56	$11.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.18	$0.18	$0.16	$0.15
Net realized and unrealized gain (loss)	1.04	1.68	1.47	1.23	1.49
Total from investment operations	$1.22	$1.86	$1.65	$1.39	$1.64

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.18)	$(0.15)	$(0.11)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.18)	$(0.63)	$(0.37)	$(0.18)	$(0.20)
Net asset value, end of period (x)	$17.32	$16.28	$15.05	$13.77	$12.56
Total return (%) (r)(s)(t)(x)	7.64	13.23	12.14	11.18	14.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	1.05	1.16	1.33	1.65
Expenses after expense reductions (f)	0.89	0.89	0.88	1.16	1.19
Net investment income (loss)	1.11	1.22	1.25	1.19	1.25
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$135,199	$85,022	$41,177	$39,568	$29,508

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.25	$15.02	$13.74	$12.53	$11.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.07	$0.07	$0.06	$0.06
Net realized and unrealized gain (loss)	1.03	1.68	1.47	1.23	1.48
Total from investment operations	$1.09	$1.75	$1.54	$1.29	$1.54

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.06)	$(0.07)	$(0.05)	$(0.02)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.05)	$(0.52)	$(0.26)	$(0.08)	$(0.11)
Net asset value, end of period (x)	$17.29	$16.25	$15.02	$13.74	$12.53
Total return (%) (r)(s)(t)(x)	6.77	12.41	11.32	10.36	13.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.81	1.91	2.08	2.42
Expenses after expense reductions (f)	1.64	1.64	1.64	1.92	1.95
Net investment income (loss)	0.35	0.48	0.50	0.43	0.49
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$2,198	$2,558	$2,211	$2,081	$1,885

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.20	$14.98	$13.70	$12.50	$11.09

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.07	$0.07	$0.06	$0.06
Net realized and unrealized gain (loss)	1.03	1.67	1.48	1.23	1.48
Total from investment operations	$1.09	$1.74	$1.55	$1.29	$1.54

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.08)	$(0.06)	$(0.04)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.07)	$(0.52)	$(0.27)	$(0.09)	$(0.13)
Net asset value, end of period (x)	$17.22	$16.20	$14.98	$13.70	$12.50
Total return (%) (r)(s)(t)(x)	6.75	12.40	11.36	10.36	13.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.81	1.91	2.08	2.31
Expenses after expense reductions (f)	1.64	1.64	1.64	1.92	1.95
Net investment income (loss)	0.35	0.47	0.50	0.43	0.48
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$29,429	$21,859	$13,942	$12,422	$9,977

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.31	$15.07	$13.78	$12.57	$11.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	$0.21	$0.19	$0.18
Net realized and unrealized gain (loss)	1.03	1.68	1.49	1.23	1.48
Total from investment operations	$1.25	$1.91	$1.70	$1.42	$1.66

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.22)	$(0.18)	$(0.14)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.22)	$(0.67)	$(0.41)	$(0.21)	$(0.23)
Net asset value, end of period (x)	$17.34	$16.31	$15.07	$13.78	$12.57
Total return (%) (r)(s)(t)(x)	7.82	13.55	12.49	11.44	15.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.78	0.91	1.07	1.20
Expenses after expense reductions (f)	0.64	0.64	0.64	0.92	0.95
Net investment income (loss)	1.35	1.46	1.50	1.47	1.51
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$464,428	$246,245	$30,751	$21,814	$16,123

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.29	$15.06	$13.77	$12.57	$11.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.07	$0.07	$0.05	$0.06
Net realized and unrealized gain (loss)	1.05	1.68	1.48	1.24	1.49
Total from investment operations	$1.10	$1.75	$1.55	$1.29	$1.55

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.06)	$(0.07)	$(0.06)	$(0.01)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.06)	$(0.52)	$(0.26)	$(0.09)	$(0.10)
Net asset value, end of period (x)	$17.33	$16.29	$15.06	$13.77	$12.57
Total return (%) (r)(s)(t)(x)	6.79	12.37	11.36	10.33	13.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.81	1.91	2.07	2.56
Expenses after expense reductions (f)	1.64	1.64	1.64	1.91	1.95
Net investment income (loss)	0.34	0.48	0.49	0.41	0.48
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$340	$164	$136	$108	$57

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.36	$15.12	$13.83	$12.61	$11.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.14	$0.12	$0.12
Net realized and unrealized gain (loss)	1.04	1.68	1.49	1.25	1.49
Total from investment operations	$1.18	$1.83	$1.63	$1.37	$1.61

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.15)	$(0.12)	$(0.04)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.15)	$(0.59)	$(0.34)	$(0.15)	$(0.13)
Net asset value, end of period (x)	$17.39	$16.36	$15.12	$13.83	$12.61
Total return (%) (r)(s)(t)(x)	7.29	12.94	11.93	10.93	14.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.30	1.42	1.58	2.07
Expenses after expense reductions (f)	1.14	1.14	1.14	1.42	1.45
Net investment income (loss)	0.86	0.98	1.01	0.91	0.98
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$531	$368	$156	$74	$53

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.34	$15.10	$13.81	$12.59	$11.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.19	$0.18	$0.15	$0.15
Net realized and unrealized gain (loss)	1.05	1.68	1.48	1.25	1.48
Total from investment operations	$1.23	$1.87	$1.66	$1.40	$1.63

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.18)	$(0.15)	$(0.09)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.19)	$(0.63)	$(0.37)	$(0.18)	$(0.18)
Net asset value, end of period (x)	$17.38	$16.34	$15.10	$13.81	$12.59
Total return (%) (r)(s)(t)(x)	7.65	13.24	12.18	11.22	14.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	1.05	1.16	1.33	1.82
Expenses after expense reductions (f)	0.89	0.89	0.89	1.17	1.20
Net investment income (loss)	1.15	1.22	1.25	1.18	1.23
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$573	$100	$67	$59	$53

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.32	$15.08	$13.79	$12.58	$11.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	$0.21	$0.19	$0.17
Net realized and unrealized gain (loss)	1.04	1.69	1.49	1.23	1.49
Total from investment operations	$1.26	$1.91	$1.70	$1.42	$1.66

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.22)	$(0.18)	$(0.13)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.22)	$(0.67)	$(0.41)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$17.36	$16.32	$15.08	$13.79	$12.58
Total return (%) (r)(s)(t)(x)	7.87	13.53	12.48	11.42	15.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.81	0.91	1.08	1.57
Expenses after expense reductions (f)	0.64	0.64	0.64	0.92	0.95
Net investment income (loss)	1.35	1.48	1.50	1.42	1.48
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$81	$75	$66	$59	$53

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$16.32	$15.09	$13.80	$12.58	$11.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.23	$0.23	$0.18	$0.18
Net realized and unrealized gain (loss)	1.05	1.68	1.48	1.27	1.50
Total from investment operations	$1.28	$1.91	$1.71	$1.45	$1.68

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.20)	$(0.15)
From net realized gain	(0.02)	(0.46)	(0.19)	(0.03)	(0.09)
Total distributions declared to shareholders	$(0.23)	$(0.68)	$(0.42)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$17.37	$16.32	$15.09	$13.80	$12.58
Total return (%) (r)(s)(t)(x)	8.02	13.56	12.57	11.61	15.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.71	0.82	0.97	1.36
Expenses after expense reductions (f)	0.56	0.56	0.54	0.78	0.88
Net investment income (loss)	1.45	1.53	1.60	1.38	1.53
Portfolio turnover	34	28	30	36	38
Net assets at end of period (000 omitted)	$78,929	$31,283	$8,632	$6,515	$1,693
See Notes to Financial Statements

24

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

26

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

27

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$707,435,743	$—	$—	$707,435,743
Mutual Funds	3,082,282	—	—	3,082,282
Total	$710,518,025	$—	$—	$710,518,025

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

28

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$6,410,990	$2,003,416
Long-term capital gains	678,160	2,815,117

Total distributions	$7,089,150	$4,818,533

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$606,423,746
Gross appreciation	117,587,939

Gross depreciation	(13,493,660)
Net unrealized appreciation (depreciation)	$104,094,279

Undistributed ordinary income	1,448,103
Capital loss carryforwards	(22,312,778)

As of August 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(22,312,778)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$1,259,540	$1,941,936
Class B	8,076	78,678
Class C	114,106	519,468
Class I	4,857,764	1,788,527
Class R1	898	4,789
Class R2	3,903	6,328
Class R3	4,643	2,871
Class R4	1,014	2,945
Class R6	839,206	472,991
Total	$7,089,150	$4,818,533

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $60,818, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.57%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2021. For the year ended August 31, 2020, this reduction amounted to $122,744, which is included in the reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $114,175 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$282,211
Class B	0.75%	0.25%	1.00%	1.00%	23,545
Class C	0.75%	0.25%	1.00%	1.00%	269,798
Class R1	0.75%	0.25%	1.00%	1.00%	2,415
Class R2	0.25%	0.25%	0.50%	0.50%	2,171
Class R3	—	0.25%	0.25%	0.25%	997
Total Distribution and Service Fees					$581,137

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $940, $8, and $4 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$3,620
Class B	4,312
Class C	10,200

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

31

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $24,808, which equated to 0.0044% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $441,881.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On September 16, 2019, MFS purchased 867 shares of Class I for an aggregate amount of $14,162.

At August 31, 2020, MFS held approximately 100% of the outstanding shares of Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $512,489 and $144,661, respectively. The sales transactions resulted in net realized gains (losses) of $(16,136).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $11,984, which is included in “Other” income in the Statement of Operations.

32

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $484,567,495 and $188,339,031, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	4,468,100	$71,643,199	3,235,271	$48,902,099
Class B	3,641	59,763	23,122	339,299
Class C	728,406	11,722,623	647,279	9,609,566
Class I	21,568,779	344,288,587	15,531,431	243,089,354
Class R1	10,062	164,912	1,739	27,454
Class R2	11,025	176,500	11,703	189,116
Class R3	31,934	539,974	1,477	22,634
Class R4	1	12	—	—
Class R6	3,871,893	61,898,410	1,485,520	22,946,373
	30,693,841	$490,493,980	20,937,542	$325,125,895

Shares issued to shareholders in reinvestment of distributions
Class A	80,918	$1,257,661	141,448	$1,933,913
Class B	504	8,040	5,642	75,618
Class C	7,205	114,052	38,814	519,165
Class I	311,665	4,854,910	127,726	1,787,923
Class R1	57	898	356	4,789
Class R2	249	3,903	464	6,328
Class R3	303	4,643	210	2,871
Class R4	65	1,014	214	2,944
Class R6	51,280	790,978	28,277	392,678
	452,246	$7,036,099	343,151	$4,726,229

Shares reacquired
Class A	(1,963,811)	$(30,771,313)	(890,885)	$(13,424,228)
Class B	(34,460)	(530,783)	(18,557)	(280,249)
Class C	(376,716)	(5,835,567)	(267,226)	(4,024,024)
Class I	(10,203,475)	(159,682,355)	(2,597,814)	(39,783,835)
Class R1	(567)	(7,918)	(1,095)	(17,588)
Class R2	(3,224)	(51,662)	(15)	(235)
Class R3	(5,364)	(80,611)	(1)	(10)
Class R6	(1,294,460)	(20,080,343)	(169,611)	(2,590,457)
	(13,882,077)	$(217,040,552)	(3,945,204)	$(60,120,626)

33

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	2,585,207	$42,129,547	2,485,834	$37,411,784
Class B	(30,315)	(462,980)	10,207	134,668
Class C	358,895	6,001,108	418,867	6,104,707
Class I	11,676,969	189,461,142	13,061,343	205,093,442
Class R1	9,552	157,892	1,000	14,655
Class R2	8,050	128,741	12,152	195,209
Class R3	26,873	464,006	1,686	25,495
Class R4	66	1,026	214	2,944
Class R6	2,628,713	42,609,045	1,344,186	20,748,594
	17,264,010	$280,489,527	17,335,489	$269,731,498

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $2,706 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,645,173	$229,602,443	$229,160,159	$(4,911)	$(264)	$3,082,282

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$55,473	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Low Volatility Equity Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the

36

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 19, 2020

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Low Volatility Equity Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

45

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

46

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the

47

Board Review of Investment Advisory Agreement – continued

Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

48

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $746,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

50

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® New Discovery Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

NDF-ANN

MFS® New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Rapid7, Inc.	2.3%
PRA Health Sciences, Inc.	2.1%
QTS Realty Trust, Inc., REIT, “A”	2.1%
CACI International, Inc., “A”	1.9%
Q2 Holdings, Inc.	1.7%
Ping Identity Holding Corp.	1.7%
WNS (Holdings) Ltd., ADR	1.7%
Pagerduty, Inc.	1.7%
Everbridge, Inc.	1.6%
STAG Industrial, Inc., REIT	1.6%

GICS equity sectors (g)
Health Care	28.1%
Information Technology	25.8%
Industrials	12.0%
Financials	7.6%
Consumer Discretionary	7.3%
Real Estate	7.0%
Materials	4.7%
Consumer Staples	1.5%
Communication Services	1.1%
Energy	0.2%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS New Discovery Fund (fund) provided a total return of 27.51%, at net asset value. This compares with a return of 17.28% for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Contributors to Performance

Stock selection in both the health care and information technology sectors contributed to performance relative to the Russell 2000® Growth Index. Within the health care

3

Management Review – continued

sector, the fund’s overweight positions in digital health care platform provider Livongo Health, clinical-stage immuno-oncology company Forty Seven (h), diagnostic healthcare products manufacturer Quidel, life science logistics solutions provider CryoPort and cardiac arrhythmias diagnostic solutions provider iRhythm Technologies boosted relative performance. The share price of Livongo Health appreciated after the company announced better-than-expected sales results, a record number of client acquisitions and a strong new-business pipeline. Additionally, telehealthcare services provider Teladoc announced it had entered into a definitive agreement to merge with Livongo Health, which has been well received by the markets, as Teladoc expects to drive sales by referring primary care patients to the Livongo Health platform. Within the information technology sector, an overweight position in event management and enterprise safety software developer Everbridge, and the fund’s holdings of cloud-based electronic signature solutions provider DocuSign (b)(h), aided relative returns. The share price of Everbridge benefited from strong revenues and billings, driven by new business wins. Additionally, management announced the acquisition of competitor one2many – a move that better positions the company as a leader in global public warnings.

Stock selection and, to a lesser extent, an underweight position in the industrials sector helped relative results, led by the timing of the fund’s ownership in shares of power generation equipment manufacturer Generac Holdings. The share price of Generac Holdings rose, towards the end of the reporting period, owing to a ramp up in demand for portable generators following an extremely active hurricane season.

Elsewhere, holding shares of digital sports entertainment and gaming company DraftKings (b) and discount retailer Ollie’s Bargain Outlet Holdings (b) further bolstered relative performance.

Detractors from Performance

Compared to the benchmark, the combination of security selection and an underweight position in the consumer discretionary sector held back the fund’s relative performance. Within this sector, an overweight position in licensed pop culture products distributor Funko (h), and holdings of cruise ship health and wellness services provider OneSpaWorld (b)(h) detracted from relative results. The share price of Funko fell amidst the ongoing market turbulence caused by the COVID-19 virus. The company reported a decline in adjusted earnings and lower-than-expected revenue due to weak holiday sales and underperformance of properties tied to Frozen 2 and Star Wars: The Rise of Skywalker.

Security selection within both the financials and materials sectors weakened relative results. Within the financials sector, holdings of commercial banking services firm Texas Capital Bancshares (b)(h), banking and financial services provider Wintrust Financial (b) and insurance services provider SelectQuote (b) weakened relative performance. The share price of Texas Capital Bancshares declined, along with many other financial services stocks, as bond yields collapsed, notably the US 10-year Treasury bonds, and concerns about increased potential loan losses arose as global economic activity ground to a halt in efforts to stem the spread of the COVID-19 virus. Within the materials sector, an overweight position in construction materials company Summit Materials dampened relative returns. The share price of Summit Materials suffered from a decline in spending in both the public and private sectors following the COVID-19 lockdown.

4

Management Review – continued

Stocks in other sectors that further hindered relative performance included the fund’s holdings of oilfield and natural gas reservoir service firm Core Laboratories (b)(h) (Netherlands) and real estate investment trust CoreSite Realty (b). The share price of Core Laboratories weakened as oil prices fell sharply following the Saudi Arabia-Russia dispute over supply levels and a decline in oil demand related to the COVID-19 virus. The company’s management cut its future dividends and reduced its capital expenditure, which further weighed on the stock price. Additionally, not owning shares of residential solar energy systems provider SunRun further weakened relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Michael Grossman

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	27.51%	16.00%	15.01%	N/A
B	11/03/97	26.58%	15.13%	14.15%	N/A
C	11/03/97	26.55%	15.12%	14.15%	N/A
I	1/02/97	27.83%	16.28%	15.30%	N/A
R1	4/01/05	26.61%	15.13%	14.15%	N/A
R2	10/31/03	27.25%	15.71%	14.72%	N/A
R3	4/01/05	27.56%	15.99%	15.01%	N/A
R4	4/01/05	27.84%	16.30%	15.30%	N/A
R6	6/01/12	27.97%	16.40%	N/A	15.46%

Comparative benchmark(s)
Russell 2000® Growth Index (f)		17.28%	10.45%	14.08%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		20.18%	14.63%	14.33%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		22.58%	14.90%	14.15%	N/A
C With CDSC (1% for 12 months) (v)		25.55%	15.12%	14.15%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	1.28%	$1,000.00	$1,242.34	$7.21
	Hypothetical (h)	1.28%	$1,000.00	$1,018.70	$6.50
B	Actual	2.03%	$1,000.00	$1,238.17	$11.42
	Hypothetical (h)	2.03%	$1,000.00	$1,014.93	$10.28
C	Actual	2.04%	$1,000.00	$1,237.95	$11.48
	Hypothetical (h)	2.04%	$1,000.00	$1,014.88	$10.33
I	Actual	1.04%	$1,000.00	$1,244.16	$5.87
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28
R1	Actual	2.04%	$1,000.00	$1,238.17	$11.48
	Hypothetical (h)	2.04%	$1,000.00	$1,014.88	$10.33
R2	Actual	1.54%	$1,000.00	$1,241.00	$8.67
	Hypothetical (h)	1.54%	$1,000.00	$1,017.39	$7.81
R3	Actual	1.29%	$1,000.00	$1,242.81	$7.27
	Hypothetical (h)	1.29%	$1,000.00	$1,018.65	$6.55
R4	Actual	1.04%	$1,000.00	$1,243.86	$5.87
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28
R6	Actual	0.93%	$1,000.00	$1,244.73	$5.25
	Hypothetical (h)	0.93%	$1,000.00	$1,020.46	$4.72

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 95.3%
Aerospace - 3.2%
CACI International, Inc., “A” (a)	167,111	$39,135,725
Kratos Defense & Security Solutions, Inc. (a)	1,445,975	28,268,811

		$67,404,536
Apparel Manufacturers - 1.1%
Skechers USA, Inc., “A” (a)	789,391	$23,563,321

Automotive - 0.5%
Visteon Corp. (a)	137,771	$10,392,067

Biotechnology - 6.6%
10x Genomics, Inc., “A” (a)	83,508	$9,571,687
Adaptive Biotechnologies Corp. (a)	404,134	16,816,016
AlloVir, Inc. (a)	394,360	12,773,320
Amicus Therapeutics, Inc. (a)	1,114,404	16,270,298
BioXcel Therapeutics, Inc. (a)	184,955	7,536,916
bluebird bio, Inc. (a)	219,316	13,005,439
BridgeBio Pharma, Inc. (a)	264,649	7,902,419
Immunomedics, Inc. (a)	298,015	13,279,548
Morphosys AG, ADR (a)	349,278	10,939,387
Neurocrine Biosciences, Inc. (a)	72,901	8,487,135
Tricida, Inc. (a)	235,207	2,486,138
Twist Bioscience Corp. (a)	255,104	17,839,423

		$136,907,726
Brokerage & Asset Managers - 3.1%
Focus Financial Partners, “A” (a)	412,047	$14,582,343
Hamilton Lane, Inc., “A”	214,300	15,667,473
TMX Group Ltd.	197,732	20,786,608
WisdomTree Investments, Inc.	3,342,606	12,501,347

		$63,537,771
Business Services - 7.1%
Clarivate PLC (a)	516,760	$15,213,415
EVO Payments, Inc., “A” (a)	588,897	16,919,011
ExlService Holdings, Inc. (a)	354,861	22,601,097
Proofpoint, Inc. (a)	187,513	20,564,551
Stamps.com, Inc. (a)	52,980	13,210,033
TriNet Group, Inc. (a)	348,648	23,652,280
WNS (Holdings) Ltd., ADR (a)	525,423	34,861,816

		$147,022,203

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 1.2%
Ingevity Corp. (a)	428,534	$24,070,755

Computer Software - 11.2%
8x8, Inc. (a)	1,544,987	$26,079,380
Altair Engineering, Inc., “A” (a)	123,472	5,188,293
Avalara, Inc. (a)	140,209	18,565,074
Berkeley Lights, Inc. (a)	94,546	6,183,308
Duck Creek Technologies, Inc. (a)	90,738	3,537,875
Everbridge, Inc. (a)	229,234	34,066,465
Open Lending Corp., “A” (a)	662,130	14,474,162
Pagerduty, Inc. (a)	1,063,649	34,749,413
Paylocity Holding Corp. (a)	105,188	15,488,933
Ping Identity Holding Corp. (a)	1,014,664	34,975,468
VERTEX, Inc. (a)	818,906	20,972,183
Zendesk, Inc. (a)	198,669	19,147,718

		$233,428,272
Computer Software - Systems - 7.6%
Accolade, Inc. (a)	228,499	$7,679,851
Box, Inc., “A” (a)	1,492,503	29,297,834
Five9, Inc. (a)	138,209	17,613,355
Q2 Holdings, Inc. (a)	360,354	35,058,841
Rapid7, Inc. (a)	741,621	47,886,468
RealPage, Inc. (a)	329,987	20,663,786

		$158,200,135
Construction - 3.2%
AZEK Co. LLC (a)	611,586	$24,145,415
Summit Materials, Inc., “A” (a)	1,655,894	24,656,262
Trex Co., Inc. (a)	119,856	17,917,273

		$66,718,950
Consumer Services - 2.6%
Boyd Group Services, Inc.	99,070	$15,776,310
Bright Horizons Family Solutions, Inc. (a)	106,256	14,133,111
MakeMyTrip Ltd. (a)	665,343	11,230,990
Planet Fitness, Inc. (a)	215,936	13,126,749

		$54,267,160
Containers - 1.5%
Gerresheimer AG	272,057	$32,092,569

Electrical Equipment - 3.1%
Generac Holdings, Inc. (a)	164,615	$31,273,558
Littlefuse, Inc.	85,658	15,490,393

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Electrical Equipment - continued
Sensata Technologies Holding PLC (a)	417,822	$17,398,108

		$64,162,059
Electronics - 1.2%
Monolithic Power Systems, Inc.	38,365	$10,248,442
Silicon Laboratories, Inc. (a)	135,936	13,921,206

		$24,169,648
Entertainment - 1.1%
Manchester United PLC, “A”	1,532,361	$23,567,712

Food & Drug Stores - 1.5%
Grocery Outlet Holding Corp. (a)	769,599	$31,653,607

General Merchandise - 0.8%
Ollie’s Bargain Outlet Holdings, Inc. (a)	174,854	$16,705,551

Insurance - 1.3%
GoHealth, Inc. (a)	1,028,771	$14,310,205
SelectQuote, Inc. (a)	660,685	12,057,501

		$26,367,706
Internet - 0.6%
DraftKings, Inc. (a)	331,091	$11,707,378

Leisure & Toys - 1.3%
Malibu Boats, Inc., “A” (a)	306,579	$15,896,121
Thule Group AB	351,249	11,094,040

		$26,990,161
Machinery & Tools - 0.7%
Ritchie Bros. Auctioneers, Inc.	246,841	$14,427,856

Medical & Health Technology & Services - 6.9%
Charles River Laboratories International, Inc. (a)	111,493	$24,411,392
Guardant Health, Inc. (a)	157,261	15,018,426
Health Catalyst, Inc. (a)	441,944	13,779,814
HealthEquity, Inc. (a)	126,182	7,252,941
ICON PLC (a)	93,456	17,421,133
Livongo Health, Inc. (a)	117,011	16,065,610
PRA Health Sciences, Inc. (a)	416,759	44,555,705
Schrodinger, Inc. (a)	89,383	5,404,096

		$143,909,117

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 8.6%
Acutus Medical, Inc. (a)	300,502	$10,541,610
Bio-Techne Corp.	49,760	12,711,690
Inspire Medical Systems, Inc. (a)	78,843	9,417,796
iRhythm Technologies, Inc. (a)	78,104	17,196,939
Masimo Corp. (a)	40,782	9,135,168
Merit Medical Systems, Inc. (a)	397,633	19,523,780
Nano X Imaging Ltd. (a)	318,582	8,780,120
Nevro Corp. (a)	87,225	11,996,926
OptiNose, Inc. (a)(l)	1,141,438	5,193,543
OrthoPediatrics Corp. (a)	353,051	17,793,770
PerkinElmer, Inc.	88,717	10,443,765
Quidel Corp. (a)	92,030	16,193,599
Silk Road Medical, Inc. (a)	286,122	17,447,720
STERIS PLC	73,881	11,794,363

		$178,170,789
Network & Telecom - 3.6%
CoreSite Realty Corp., REIT	250,482	$30,671,521
QTS Realty Trust, Inc., REIT, “A”	646,657	43,856,278

		$74,527,799
Other Banks & Diversified Financials - 2.6%
Bank OZK	321,301	$7,402,775
CF Finance Acquisition Corp. (a)(u)(w)(z)	1,262,527	11,970,842
Prosperity Bancshares, Inc.	263,078	14,343,012
Tortoise Acquisition Corp. (a)	218,354	8,611,882
Wintrust Financial Corp.	262,424	11,420,692

		$53,749,203
Pharmaceuticals - 2.8%
Annexon, Inc. (a)	545,327	$13,453,217
Collegium Pharmaceutical, Inc. (a)	363,594	6,930,102
GW Pharmaceuticals PLC, ADR (a)(l)	138,091	14,354,559
Harmony Biosciences Holdings (a)	211,351	7,486,052
Orchard RX Ltd., ADR (a)	321,588	1,907,017
SpringWorks Therapeutics, Inc. (a)	309,148	13,729,263

		$57,860,210
Pollution Control - 0.9%
Casella Waste Systems, Inc., “A” (a)	322,821	$18,126,399

Railroad & Shipping - 0.1%
StealthGas, Inc. (a)	1,008,631	$2,935,116

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 3.4%
Big Yellow Group PLC, REIT	1,253,544	$17,963,237
Industrial Logistics Properties Trust, REIT	906,939	19,562,674
STAG Industrial, Inc., REIT	1,027,080	33,174,684

		$70,700,595
Specialty Chemicals - 2.3%
Axalta Coating Systems Ltd. (a)	970,121	$23,137,386
Ferro Corp. (a)	1,214,289	15,142,184
RPM International, Inc.	122,784	10,408,399

		$48,687,969
Specialty Stores - 0.5%
Vroom, Inc. (a)	155,374	$10,663,318

Trucking - 3.1%
CryoPort, Inc. (a)	373,759	$20,736,149
Knight-Swift Transportation Holdings, Inc.	438,248	19,922,754
Schneider National, Inc.	885,333	23,957,111

		$64,616,014
Total Common Stocks (Identified Cost, $1,420,371,298)		$1,981,303,672

Investment Companies (h) - 4.5%
Money Market Funds - 4.5%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $94,202,167)	94,206,717	$94,206,717

Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.1% (j) (Identified Cost, $2,180)	2,180	$2,180

Other Assets, Less Liabilities - 0.2%		4,131,882
Net Assets - 100.0%		$2,079,644,451

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $94,206,717 and $1,981,305,852, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

15

Portfolio of Investments – continued

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CF Finance Acquisition Corp.	7/31/2020	$12,625,270	$11,970,842
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $1,801,698 of securities on loan (identified cost, $1,420,373,478)	$1,981,305,852
Investments in affiliated issuers, at value (identified cost, $94,202,167)	94,206,717
Receivables for
Investments sold	20,832,860
Fund shares sold	5,079,414
Interest and dividends	527,822
Other assets	1,936
Total assets	$2,101,954,601

Liabilities
Payables for
Investments purchased	$6,296,192
Fund shares reacquired	2,543,353
When-issued investments purchased	12,625,270
Collateral for securities loaned, at value (c)	2,180
Payable to affiliates
Investment adviser	189,068
Administrative services fee	3,050
Shareholder servicing costs	434,028
Distribution and service fees	31,169
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	185,830
Total liabilities	$22,310,150
Net assets	$2,079,644,451

Net assets consist of
Paid-in capital	$1,414,308,908
Total distributable earnings (loss)	665,335,543
Net assets	$2,079,644,451
Shares of beneficial interest outstanding	60,269,611

(c)	Non-cash collateral is not included.

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$755,202,357	23,271,702	$32.45
Class B	16,501,918	700,713	23.55
Class C	58,057,170	2,457,858	23.62
Class I	331,176,677	8,878,564	37.30
Class R1	4,946,472	212,405	23.29
Class R2	30,149,148	1,016,697	29.65
Class R3	71,488,695	2,206,827	32.39
Class R4	16,509,154	472,475	34.94
Class R6	795,612,860	21,052,370	37.79

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $34.43 [100 / 94.25 x $32.45]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$8,858,570
Dividends from affiliated issuers	665,664
Income on securities loaned	576,327
Other	121,706
Foreign taxes withheld	(349,368)
Total investment income	$9,872,899
Expenses
Management fee	$13,958,792
Distribution and service fees	2,574,237
Shareholder servicing costs	1,383,117
Administrative services fee	225,342
Independent Trustees’ compensation	27,602
Custodian fee	96,247
Shareholder communications	140,363
Audit and tax fees	59,901
Legal fees	14,523
Miscellaneous	298,084
Total expenses	$18,778,208
Reduction of expenses by investment adviser and distributor	(202,966)
Net expenses	$18,575,242
Net investment income (loss)	$(8,702,343)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$131,349,681
Affiliated issuers	2,325
Foreign currency	16,203
Net realized gain (loss)	$131,368,209
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$321,841,771
Affiliated issuers	(4,841)
Translation of assets and liabilities in foreign currencies	16,841
Net unrealized gain (loss)	$321,853,771
Net realized and unrealized gain (loss)	$453,221,980
Change in net assets from operations	$444,519,637

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$(8,702,343)	$(7,785,281)
Net realized gain (loss)	131,368,209	164,304,985
Net unrealized gain (loss)	321,853,771	(111,646,966)
Change in net assets from operations	$444,519,637	$44,872,738
Total distributions to shareholders	$(114,138,919)	$(230,450,032)
Change in net assets from fund share transactions	$317,806,445	$236,885,028
Total change in net assets	$648,187,163	$51,307,734

Net assets
At beginning of period	1,431,457,288	1,380,149,554
At end of period	$2,079,644,451	$1,431,457,288

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$27.56	$33.30	$27.27	$24.11		$23.69

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.19)	$(0.23)	$(0.18	)(c)	$(0.11)
Net realized and unrealized gain (loss)	7.31	0.06 (g)	9.07	3.92		0.53
Total from investment operations	$7.13	$(0.13)	$8.84	$3.74		$0.42

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)	$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$32.45	$27.56	$33.30	$27.27		$24.11
Total return (%) (r)(s)(t)(x)	27.51	3.49	34.98	15.83	(c)	1.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.30	1.33	1.35	(c)	1.36
Expenses after expense reductions (f)	1.27	1.29	1.31	1.33	(c)	1.34
Net investment income (loss)	(0.66)	(0.70)	(0.80)	(0.70	)(c)	(0.50)
Portfolio turnover	64	69	67	53		49
Net assets at end of period (000 omitted)	$755,202	$549,660	$525,698	$394,878		$400,997

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$20.72	$26.86		$22.65	$20.27		$20.07

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.30)		$(0.37)	$(0.30	)(c)	$(0.24)
Net realized and unrealized gain (loss)	5.35	(0.23	)(g)	7.39	3.26		0.44
Total from investment operations	$5.07	$(0.53)		$7.02	$2.96		$0.20

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)		$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$23.55	$20.72		$26.86	$22.65		$20.27
Total return (%) (r)(s)(t)(x)	26.58	2.69		34.00	14.97	(c)	1.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.06		2.08	2.10	(c)	2.11
Expenses after expense reductions (f)	2.02	2.04		2.06	2.08	(c)	2.09
Net investment income (loss)	(1.40)	(1.45)		(1.55)	(1.45	)(c)	(1.26)
Portfolio turnover	64	69		67	53		49
Net assets at end of period (000 omitted)	$16,502	$18,708		$23,424	$20,143		$22,906

Class C	Year ended

	8/31/20	8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$20.78	$26.91		$22.70	$20.31		$20.11

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.30)		$(0.37)	$(0.31	)(c)	$(0.24)
Net realized and unrealized gain (loss)	5.36	(0.22	)(g)	7.39	3.28		0.44
Total from investment operations	$5.08	$(0.52)		$7.02	$2.97		$0.20

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)		$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$23.62	$20.78		$26.91	$22.70		$20.31
Total return (%) (r)(s)(t)(x)	26.55	2.72		33.92	14.99	(c)	0.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.05		2.08	2.10	(c)	2.11
Expenses after expense reductions (f)	2.03	2.04		2.07	2.09	(c)	2.09
Net investment income (loss)	(1.41)	(1.45)		(1.55)	(1.45	)(c)	(1.27)
Portfolio turnover	64	69		67	53		49
Net assets at end of period (000 omitted)	$58,057	$59,253		$69,498	$76,724		$85,370

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$31.29	$36.82		$29.81	$26.24		$25.72

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.14)		$(0.18)	$(0.12	)(c)	$(0.07)
Net realized and unrealized gain (loss)	8.39	0.22	(g)	10.00	4.27		0.59
Total from investment operations	$8.25	$0.08		$9.82	$4.15		$0.52

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)		$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$37.30	$31.29		$36.82	$29.81		$26.24
Total return (%) (r)(s)(t)(x)	27.83	3.76		35.31	16.12	(c)	2.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05		1.08	1.10	(c)	1.12
Expenses after expense reductions (f)	1.03	1.05		1.07	1.09	(c)	1.09
Net investment income (loss)	(0.43)	(0.45)		(0.55)	(0.45	)(c)	(0.30)
Portfolio turnover	64	69		67	53		49
Net assets at end of period (000 omitted)	$331,177	$164,593		$180,591	$106,459		$101,635

Class R1	Year ended

	8/31/20	8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$20.51	$26.66		$22.50	$20.15		$19.94

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.30)		$(0.37)	$(0.30	)(c)	$(0.23)
Net realized and unrealized gain (loss)	5.30	(0.24	)(g)	7.34	3.23		0.44
Total from investment operations	$5.02	$(0.54)		$6.97	$2.93		$0.21

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)		$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$23.29	$20.51		$26.66	$22.50		$20.15
Total return (%) (r)(s)(t)(x)	26.61	2.67		34.01	14.91	(c)	1.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.05		2.08	2.10	(c)	2.11
Expenses after expense reductions (f)	2.03	2.05		2.07	2.09	(c)	2.09
Net investment income (loss)	(1.41)	(1.45)		(1.55)	(1.45	)(c)	(1.26)
Portfolio turnover	64	69		67	53		49
Net assets at end of period (000 omitted)	$4,946	$4,652		$5,342	$4,377		$5,647

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$25.42	$31.31		$25.85	$22.95		$22.60

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.23)	$(0.24)		$(0.29)	$(0.23	)(c)	$(0.17)
Net realized and unrealized gain (loss)	6.70	(0.04	)(g)	8.56	3.71		0.52
Total from investment operations	$6.47	$(0.28)		$8.27	$3.48		$0.35

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)		$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$29.65	$25.42		$31.31	$25.85		$22.95
Total return (%) (r)(s)(t)(x)	27.21	3.19		34.68	15.50	(c)	1.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.56		1.58	1.60	(c)	1.62
Expenses after expense reductions (f)	1.53	1.54		1.57	1.59	(c)	1.59
Net investment income (loss)	(0.90)	(0.95)		(1.05)	(0.95	)(c)	(0.82)
Portfolio turnover	64	69		67	53		49
Net assets at end of period (000 omitted)	$30,149	$32,381		$36,272	$29,130		$35,890

Class R3	Year ended

	8/31/20	8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$27.51	$33.26		$27.24	$24.09		$23.67

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.19)		$(0.24)	$(0.17	)(c)	$(0.12)
Net realized and unrealized gain (loss)	7.30	0.05	(g)	9.07	3.90		0.54
Total from investment operations	$7.12	$(0.14)		$8.83	$3.73		$0.42

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)		$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$32.39	$27.51		$33.26	$27.24		$24.09
Total return (%) (r)(s)(t)(x)	27.52	3.45		34.98	15.81	(c)	1.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.30		1.33	1.35	(c)	1.37
Expenses after expense reductions (f)	1.28	1.30		1.32	1.34	(c)	1.34
Net investment income (loss)	(0.67)	(0.70)		(0.80)	(0.70	)(c)	(0.55)
Portfolio turnover	64	69		67	53		49
Net assets at end of period (000 omitted)	$71,489	$52,559		$50,895	$42,346		$57,593

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$29.44	$35.05	$28.48	$25.09		$24.60

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.13)	$(0.15)	$(0.12	)(c)	$(0.07)
Net realized and unrealized gain (loss)	7.87	0.13 (g)	9.53	4.09		0.56
Total from investment operations	$7.74	$0.00 (w)	$9.38	$3.97		$0.49

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)	$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$34.94	$29.44	$35.05	$28.48		$25.09
Total return (%) (r)(s)(t)(x)	27.84	3.72	35.42	16.14	(c)	1.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.08	1.10	(c)	1.12
Expenses after expense reductions (f)	1.03	1.05	1.07	1.09	(c)	1.09
Net investment income (loss)	(0.43)	(0.45)	(0.51)	(0.45	)(c)	(0.32)
Portfolio turnover	64	69	67	53		49
Net assets at end of period (000 omitted)	$16,509	$8,384	$10,612	$83,186		$91,974

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$31.64	$37.13	$30.01	$26.38		$25.83

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.11)	$(0.14)	$(0.09	)(c)	$(0.03)
Net realized and unrealized gain (loss)	8.49	0.23 (g)	10.07	4.30		0.58
Total from investment operations	$8.39	$0.12	$9.93	$4.21		$0.55

Less distributions declared to shareholders
From net realized gain	$(2.24)	$(5.61)	$(2.81)	$(0.58)		$—
Net asset value, end of period (x)	$37.79	$31.64	$37.13	$30.01		$26.38
Total return (%) (r)(s)(t)(x)	27.97	3.85	35.45	16.26	(c)	2.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.96	0.97	0.98	(c)	0.99
Expenses after expense reductions (f)	0.92	0.95	0.96	0.97	(c)	0.97
Net investment income (loss)	(0.32)	(0.35)	(0.44)	(0.34	)(c)	(0.11)
Portfolio turnover	64	69	67	53		49
Net assets at end of period (000 omitted)	$795,613	$541,266	$477,818	$385,440		$320,645
See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

27

Notes to Financial Statements – continued

subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or

28

Notes to Financial Statements – continued

published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,715,980,945	$—	$11,970,842	$1,727,951,787
United Kingdom	73,005,940	—	—	73,005,940
Canada	50,990,774	—	—	50,990,774
India	46,092,806	—	—	46,092,806
Germany	43,031,956	—	—	43,031,956
Ireland	17,421,133	—	—	17,421,133
Sweden	11,094,040	—	—	11,094,040
Israel	8,780,120	—	—	8,780,120
Greece	2,935,116	—	—	2,935,116
Mutual Funds	94,208,897	—	—	94,208,897
Total	$2,063,541,727	$—	$11,970,842	$2,075,512,569

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/19	$—
Change in unrealized appreciation or depreciation	(654,428)
Purchases	12,625,270
Balance as of 8/31/20	$11,970,842

The net change in unrealized appreciation or depreciation from investments held as level 3 at August 31, 2020 is $(654,428). At August 31, 2020, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates

29

Notes to Financial Statements – continued

prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had equity investment securities on loan with a fair value of $5,841,350, a portion of which were sold but not settled prior to period end such that $4,039,652 is included in Receivable for Investments sold in the Statement of Assets and Liabilities. The fair value of the fund’s remaining investment securities on loan and a related liability of $2,180 for cash collateral received on securities loaned are presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $3,360,890 held by the lending agent. The value of the fund’s securities on loan net of the related collateral is $2,478,280 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

30

Notes to Financial Statements – continued

the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

31

Notes to Financial Statements – continued

applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$38,500,065	$77,700,077
Long-term capital gains	75,638,854	152,749,955

Total distributions	$114,138,919	$230,450,032

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$1,532,796,039
Gross appreciation	616,682,577

Gross depreciation	(73,966,047)
Net unrealized appreciation (depreciation)	$542,716,530

Undistributed ordinary income	38,865,327
Undistributed long-term capital gain	83,739,633
Other temporary differences	14,053

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to

32

Notes to Financial Statements – continued

shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$45,480,404	$88,854,670
Class B	1,857,992	4,829,407
Class C	5,934,396	13,810,640
Class I	12,867,161	26,484,311
Class R1	463,207	1,085,473
Class R2	2,558,233	6,518,565
Class R3	4,552,802	8,385,161
Class R4	737,611	1,643,025
Class R6	39,687,113	78,838,780
Total	$114,138,919	$230,450,032

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $173,108, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.85% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $311,041 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,511,742
Class B	0.75%	0.25%	1.00%	1.00%	165,756
Class C	0.75%	0.25%	1.00%	1.00%	563,332
Class R1	0.75%	0.25%	1.00%	1.00%	44,248
Class R2	0.25%	0.25%	0.50%	0.50%	142,449
Class R3	—	0.25%	0.25%	0.25%	146,710
Total Distribution and Service Fees					$2,574,237

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $28,671, $606, $194, and $387 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$16,796
Class B	12,834
Class C	4,946

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $213,447, which equated to 0.0132% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,169,670.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended

34

Notes to Financial Statements – continued

August 31, 2020 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $499,240 and $460,164, respectively. The sales transactions resulted in net realized gains (losses) of $(178,021).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $121,706, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $1,155,114,025 and $1,005,026,213, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	6,608,833	$180,870,690	4,174,526	$111,128,979
Class B	15,794	323,361	119,514	2,451,739
Class C	602,585	12,002,849	582,894	11,635,600
Class I	6,561,643	205,619,621	2,246,267	67,695,575
Class R1	39,779	798,139	48,692	1,012,673
Class R2	254,722	6,382,302	283,452	6,968,591
Class R3	944,202	25,980,926	470,712	12,582,867
Class R4	353,555	10,570,840	85,788	2,403,986
Class R6	7,791,109	235,058,472	4,412,506	134,149,812
	23,172,222	$677,607,200	12,424,351	$350,029,822

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Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,649,802	$44,577,654	3,869,394	$86,751,808
Class B	91,737	1,809,047	272,245	4,614,555
Class C	262,614	5,194,497	703,090	11,952,526
Class I	370,322	11,483,689	930,538	23,644,963
Class R1	23,754	463,207	64,689	1,085,473
Class R2	96,986	2,399,424	284,154	5,887,667
Class R3	168,747	4,552,802	374,505	8,385,161
Class R4	25,391	737,611	68,717	1,643,025
Class R6	1,195,889	37,538,966	2,885,648	74,103,434
	3,885,242	$108,756,897	9,452,980	$218,068,612

Shares reacquired
Class A	(4,932,374)	$(133,082,279)	(3,885,501)	$(100,360,171)
Class B	(309,654)	(6,133,415)	(361,062)	(7,129,308)
Class C	(1,259,077)	(25,521,156)	(1,016,652)	(20,620,050)
Class I	(3,314,100)	(100,520,470)	(2,820,194)	(80,345,484)
Class R1	(77,881)	(1,593,358)	(87,036)	(1,774,307)
Class R2	(608,642)	(15,267,315)	(452,605)	(10,891,533)
Class R3	(816,398)	(22,076,452)	(465,291)	(12,527,864)
Class R4	(191,235)	(5,574,222)	(172,526)	(5,073,303)
Class R6	(5,041,146)	(158,788,985)	(3,059,304)	(92,491,386)
	(16,550,507)	$(468,557,652)	(12,320,171)	$(331,213,406)

Net change
Class A	3,326,261	$92,366,065	4,158,419	$97,520,616
Class B	(202,123)	(4,001,007)	30,697	(63,014)
Class C	(393,878)	(8,323,810)	269,332	2,968,076
Class I	3,617,865	116,582,840	356,611	10,995,054
Class R1	(14,348)	(332,012)	26,345	323,839
Class R2	(256,934)	(6,485,589)	115,001	1,964,725
Class R3	296,551	8,457,276	379,926	8,440,164
Class R4	187,711	5,734,229	(18,021)	(1,026,292)
Class R6	3,945,852	113,808,453	4,238,850	115,761,860
	10,506,957	$317,806,445	9,557,160	$236,885,028

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising

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Notes to Financial Statements – continued

management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 5%, 4%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $7,577 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$48,505,120	$470,120,713	$424,416,600	$2,325	$(4,841)	$94,206,717

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$665,664	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely

37

Notes to Financial Statements – continued

impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS New Discovery Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

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Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 19, 2020

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Michael Grossman

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS New Discovery Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

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Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided

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Board Review of Investment Advisory Agreement – continued

by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

50

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

51

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $86,654,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.68% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® Research International Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

RIF-ANN

MFS® Research International Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.5%
Nestle S.A.	3.3%
Linde PLC	2.6%
Schneider Electric S.A.	2.5%
Novo Nordisk A.S., “B”	2.4%
Euronext N.V.	1.9%
AIA Group Ltd.	1.8%
LVMH Moet Hennessy Louis Vuitton SE	1.8%
Daikin Industries Ltd.	1.8%
Santen Pharmaceutical Co. Ltd.	1.5%

Global equity sectors (k)
Capital Goods	23.2%
Financial Services	19.0%
Health Care	13.4%
Technology	12.1%
Consumer Cyclicals	10.2%
Consumer Staples	10.0%
Energy	6.9%
Telecommunications/Cable Television	3.8%

Issuer country weightings (x)
Japan	21.0%
Switzerland	12.8%
France	11.2%
Germany	8.5%
United States	7.5%
United Kingdom	7.4%
Netherlands	5.3%
Hong Kong	4.7%
China	3.4%
Other Countries	18.2%

Currency exposure weightings (y)
Euro	32.2%
Japanese Yen	21.0%
Swiss Franc	12.8%
British Pound Sterling	7.8%
United States Dollar	6.5%
Hong Kong Dollar	5.9%
Danish Krone	3.0%
Australian Dollar	2.7%
Canadian Dollar	1.9%
Other Currencies	6.2%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

2

Portfolio Composition – continued

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Research International Fund (fund) provided a total return of 14.19%, at net asset value. This compares with a return of 6.13% for the fund’s benchmark, the MSCI EAFE Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Contributors to Performance

Stock selection in the capital goods, financial services and technology sectors contributed to performance relative to the MSCI EAFE Index. Within the capital goods

4

Management Review – continued

sector, the fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), electronic power tools manufacturer Techtronic Industries (Hong Kong), air conditioning system manufacturer Daikin Industries (Japan) and specialty chemical company Sika (Switzerland), as well as holding shares of industrial gas supplier Linde (b) (Switzerland), lifted relative returns. The stock price of Schneider Electric advanced on the back of better-than-expected earnings results that benefited from strength in both the company’s international and energy management divisions. Within the financial services sector, holding shares of stock exchange Euronext (b) (Netherlands), and not holding shares of banking and financial services company HSBC (United Kingdom), benefited relative results. The stock price of Euronext climbed, notably in the latter half of the reporting period, as strong trading volumes and cost controls supported the firm’s profitability, despite market turbulence. Within the technology sector, the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) and internet search engine and online computer games provider NAVER (b) (South Korea) aided relative performance. Taiwan Semiconductor’s stock price rose, reacting to strong sales of smartphone and CPU/GPU related chips, particularly in the latter part of the reporting period, as much of the world shifted to working and schooling remotely, resulting in a surge of demand for computers and other equipment.

Elsewhere, not holding shares of poor-performing global energy and petrochemicals company Royal Dutch Shell (United Kingdom) supported relative returns.

Detractors from Performance

Both stock selection and a modestly underweight position in the health care sector were factors that weakened relative performance over the reporting period. However, there were no individual securities within this sector that were among the fund’s top relative detractors.

Stocks in other sectors that weighed on relative results included holding shares of insurance company Hiscox (b) (United Kingdom), and not holding shares of lithography systems manufacturer ASML (Netherlands), enterprise applications company SAP (Germany) and electronics and electrical engineering company Siemens (Germany). The share price of Hiscox came under pressure over the reporting period as larger-than-expected claims related to catastrophic storms and, more recently, COVID-19 business interruptions, led the company to raise capital to cover its potential exposures. Additionally, overweight positions in financial services provider AIB Group (Ireland), food processing company Danone (France), tourism and travel IT solutions provider Amadeus IT Group (Spain), integrated oil company BP (United Kingdom), Italian diversified energy company Eni and oil and gas exploration company Oil Search (Australia) held back relative returns. AIB Group’s stock price fell, notably upon the onset of COVID-19, as global central banks reacted by lowering interest rates and providing record amounts of economic stimulus, which has historically pressured margins of firms in the financial services industry.

Respectfully,

Portfolio Manager(s)

Victoria Higley and Camille Humphries Lee

(b)	Security is not a benchmark constituent.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	14.19%	6.59%	6.59%
B	1/02/98	13.38%	5.79%	5.79%
C	1/02/98	13.36%	5.80%	5.79%
I	1/02/97	14.48%	6.85%	6.85%
R1	4/01/05	13.40%	5.80%	5.79%
R2	10/31/03	13.95%	6.32%	6.31%
R3	4/01/05	14.21%	6.59%	6.59%
R4	4/01/05	14.49%	6.85%	6.84%
R6	5/01/06	14.61%	6.96%	6.92%
529A	7/31/02	14.23%	6.55%	6.54%
529B	7/31/02	13.33%	5.74%	5.73%
529C	7/31/02	13.39%	5.75%	5.73%

Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	6.13%	4.72%	5.88%

Average annual with sales charge
A With Initial Sales Charge (5.75%)	7.63%	5.33%	5.96%
B With CDSC (Declining over six years from 4% to 0%) (v)	9.38%	5.47%	5.79%
C With CDSC (1% for 12 months) (v)	12.36%	5.80%	5.79%
529A With Initial Sales Charge (5.75%)	7.66%	5.30%	5.92%
529B With CDSC (Declining over six years from 4% to 0%) (v)	9.33%	5.42%	5.73%
529C With CDSC (1% for 12 months) (v)	12.39%	5.75%	5.73%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	1.06%	$1,000.00	$1,111.79	$5.63
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38
B	Actual	1.81%	$1,000.00	$1,107.55	$9.59
	Hypothetical (h)	1.81%	$1,000.00	$1,016.04	$9.17
C	Actual	1.81%	$1,000.00	$1,108.17	$9.59
	Hypothetical (h)	1.81%	$1,000.00	$1,016.04	$9.17
I	Actual	0.81%	$1,000.00	$1,113.19	$4.30
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12
R1	Actual	1.81%	$1,000.00	$1,108.11	$9.59
	Hypothetical (h)	1.81%	$1,000.00	$1,016.04	$9.17
R2	Actual	1.31%	$1,000.00	$1,110.67	$6.95
	Hypothetical (h)	1.31%	$1,000.00	$1,018.55	$6.65
R3	Actual	1.06%	$1,000.00	$1,111.86	$5.63
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38
R4	Actual	0.81%	$1,000.00	$1,113.26	$4.30
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12
R6	Actual	0.70%	$1,000.00	$1,113.65	$3.72
	Hypothetical (h)	0.70%	$1,000.00	$1,021.62	$3.56
529A	Actual	1.09%	$1,000.00	$1,111.86	$5.79
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
529B	Actual	1.86%	$1,000.00	$1,107.25	$9.85
	Hypothetical (h)	1.86%	$1,000.00	$1,015.79	$9.42
529C	Actual	1.85%	$1,000.00	$1,107.71	$9.80
	Hypothetical (h)	1.85%	$1,000.00	$1,015.84	$9.37

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.02% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.6%
Airlines - 0.9%
Aena S.A. (a)	335,990	$50,159,311
Ryanair Holdings PLC, ADR (a)	611,098	49,437,828

		$99,597,139
Alcoholic Beverages - 1.4%
Diageo PLC	4,933,611	$165,501,646

Apparel Manufacturers - 3.8%
Adidas AG (a)	471,649	$143,299,679
Burberry Group PLC	1,673,810	32,320,191
Compagnie Financiere Richemont S.A.	985,072	65,122,963
LVMH Moet Hennessy Louis Vuitton SE	442,262	207,309,406

		$448,052,239
Automotive - 1.6%
Koito Manufacturing Co. Ltd.	1,862,400	$90,066,779
USS Co. Ltd.	5,907,300	99,636,357

		$189,703,136
Brokerage & Asset Managers - 2.8%
Euronext N.V.	1,831,166	$222,455,627
Hong Kong Exchanges & Clearing Ltd.	2,117,500	106,448,056

		$328,903,683
Business Services - 0.7%
Nomura Research Institute Ltd.	3,230,700	$85,987,285

Computer Software - 0.5%
Cadence Design Systems, Inc. (a)	550,609	$61,068,044

Computer Software - Systems - 3.9%
Amadeus IT Group S.A.	1,567,874	$87,769,675
Constellation Software, Inc.	61,925	71,687,914
EPAM Systems, Inc. (a)	307,976	100,738,950
Fujitsu Ltd.	533,100	69,559,949
Hitachi Ltd.	3,819,000	126,809,246

		$456,565,734
Conglomerates - 0.2%
Melrose Industries PLC	20,773,027	$28,268,175

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 2.0%
Techtronic Industries Co. Ltd.	12,116,000	$153,111,452
Toto Ltd.	1,835,200	80,128,464

		$233,239,916
Consumer Products - 2.3%
Kao Corp.	1,541,300	$117,421,987
Reckitt Benckiser Group PLC	1,490,319	149,613,020

		$267,035,007
Consumer Services - 1.2%
51job, Inc., ADR (a)	614,744	$40,290,322
Carsales.com Ltd.	1,482,121	22,426,841
Persol Holdings Co. Ltd.	3,136,200	48,763,890
SEEK Ltd.	1,861,619	27,975,208

		$139,456,261
Containers - 0.9%
Brambles Ltd.	12,628,879	$102,540,501

Electrical Equipment - 3.7%
Legrand S.A.	1,629,433	$135,919,443
Schneider Electric SE	2,349,218	290,856,870

		$426,776,313
Electronics - 3.6%
Kyocera Corp.	1,602,000	$91,579,410
NXP Semiconductors N.V.	798,944	100,475,197
Samsung Electronics Co. Ltd.	1,804,143	82,013,403
Silicon Motion Technology Corp., ADR	338,961	12,850,012
Taiwan Semiconductor Manufacturing Co. Ltd.	8,823,326	128,253,448

		$415,171,470
Energy - Independent - 0.3%
Oil Search Ltd.	15,088,137	$35,611,293

Energy - Integrated - 2.6%
BP PLC	25,002,029	$88,299,508
Cairn Energy PLC (a)	23,296,235	43,909,154
Eni S.p.A.	5,915,984	55,066,756
Galp Energia SGPS S.A., “B”	6,078,566	65,081,612
Idemitsu Kosan Co. Ltd.	2,304,600	50,715,881

		$303,072,911

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 4.5%
Danone S.A.	2,129,806	$140,042,400
Nestle S.A.	3,218,564	386,533,888

		$526,576,288
Food & Drug Stores - 0.2%
Sugi Holdings Co. Ltd.	336,300	$24,290,186

Gaming & Lodging - 0.5%
Flutter Entertainment PLC	324,219	$53,654,892

Insurance - 5.1%
AIA Group Ltd.	20,973,600	$213,388,227
AON PLC	892,417	178,474,476
Hiscox Ltd. (a)	7,503,944	79,585,142
Zurich Insurance Group AG	333,017	123,046,272

		$594,494,117
Internet - 3.4%
NAVER Corp.	317,788	$85,847,974
NetEase.com, Inc., ADR	261,696	127,500,908
Scout24 AG	913,014	84,930,065
Tencent Holdings Ltd.	1,384,600	94,357,034

		$392,635,981
Leisure & Toys - 1.6%
Nintendo Co. Ltd.	166,600	$89,249,719
Prosus N.V. (a)	576,381	57,667,195
Yamaha Corp.	703,900	34,240,774

		$181,157,688
Machinery & Tools - 6.1%
Daikin Industries Ltd.	1,101,400	$207,107,348
GEA Group AG	2,533,116	92,379,654
Kubota Corp.	8,080,700	145,817,779
Ritchie Bros. Auctioneers, Inc.	1,623,814	95,012,446
Schindler Holding AG	468,231	124,885,773
SMC Corp.	95,400	52,097,809

		$717,300,809
Major Banks - 3.7%
BNP Paribas (a)	3,937,262	$171,801,833
Mitsubishi UFJ Financial Group, Inc.	24,986,600	104,029,682
UBS Group AG	12,474,366	151,591,250

		$427,422,765

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 3.5%
EssilorLuxottica (a)	1,089,241	$145,712,730
Koninklijke Philips N.V. (a)	3,084,077	145,872,013
Terumo Corp.	3,039,700	123,351,162

		$414,935,905
Natural Gas - Distribution - 0.4%
China Resources Gas Group Ltd.	11,144,000	$52,095,599

Natural Gas - Pipeline - 0.9%
APA Group	6,564,235	$50,044,812
TC Energy Corp.	1,065,455	49,819,527

		$99,864,339
Other Banks & Diversified Financials - 4.5%
AIB Group PLC (a)	27,952,379	$34,457,757
HDFC Bank Ltd. (a)	6,218,136	93,851,939
Julius Baer Group Ltd.	2,500,994	119,799,812
KBC Group N.V.	1,591,743	91,366,277
Macquarie Group Ltd.	828,562	76,785,648
PT Bank Central Asia Tbk	21,663,700	46,674,581
Visa, Inc., “A”	321,589	68,173,652

		$531,109,666
Pharmaceuticals - 9.8%
Bayer AG	2,083,655	$138,101,879
Kyowa Kirin Co. Ltd.	5,230,300	135,170,928
Novo Nordisk A.S., “B”	4,313,368	285,695,412
Roche Holding AG	1,161,200	405,543,271
Santen Pharmaceutical Co. Ltd.	9,450,600	180,330,101

		$1,144,841,591
Printing & Publishing - 1.4%
Wolters Kluwer N.V.	2,043,889	$167,808,380

Real Estate - 2.9%
Grand City Properties S.A.	6,379,328	$163,674,602
LEG Immobilien AG	1,167,499	171,730,163

		$335,404,765
Restaurants - 0.7%
Yum China Holdings, Inc.	1,411,388	$81,451,201

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 8.7%
Akzo Nobel N.V.	1,541,832	$152,605,079
Croda International PLC	1,811,279	142,852,412
Kansai Paint Co. Ltd.	2,295,500	54,667,457
Linde PLC	1,189,320	299,183,219
Nitto Denko Corp.	1,493,500	90,583,509
Sika AG	532,440	127,580,623
Symrise AG	1,089,882	150,285,587

		$1,017,757,886
Telecommunications - Wireless - 2.8%
Advanced Info Service Public Co. Ltd.	8,407,600	$49,436,607
KDDI Corp.	4,467,800	129,562,745
SoftBank Corp.	2,383,400	148,006,476

		$327,005,828
Telephone Services - 1.0%
Hellenic Telecommunications Organization S.A.	3,849,801	$62,940,001
Tele2 AB, “B”	4,012,754	56,852,529

		$119,792,530
Tobacco - 1.8%
British American Tobacco PLC	3,881,496	$131,401,043
Japan Tobacco, Inc.	4,083,600	76,296,827

		$207,697,870
Utilities - Electric Power - 2.7%
CLP Holdings Ltd.	7,385,000	$72,468,176
E.ON SE	3,874,460	45,819,752
Iberdrola S.A.	10,805,984	136,045,657
Orsted A.S.	467,025	66,081,981

		$320,415,566
Total Common Stocks (Identified Cost, $9,534,266,260)		$11,524,264,605

Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $117,227,808)	117,231,063	$117,231,063

Other Assets, Less Liabilities - 0.4%		51,134,469
Net Assets - 100.0%		$11,692,630,137

16

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $117,231,063 and $11,524,264,605, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $9,534,266,260)	$11,524,264,605
Investments in affiliated issuers, at value (identified cost, $117,227,808)	117,231,063
Receivables for
Investments sold	1,139,144
Fund shares sold	16,223,614
Dividends	50,170,260
Other assets	6,553
Total assets	$11,709,035,239

Liabilities
Payables for
Investments purchased	$8,840,447
Fund shares reacquired	4,345,897
Payable to affiliates
Investment adviser	832,270
Administrative services fee	6,144
Shareholder servicing costs	540,175
Distribution and service fees	30,138
Program manager fees	88
Payable for independent Trustees’ compensation	13
Deferred country tax expense payable	968,228
Accrued expenses and other liabilities	841,702
Total liabilities	$16,405,102
Net assets	$11,692,630,137

Net assets consist of
Paid-in capital	$9,818,371,435
Total distributable earnings (loss)	1,874,258,702
Net assets	$11,692,630,137
Shares of beneficial interest outstanding	583,082,172

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$772,695,365	38,460,436	$20.09
Class B	2,630,779	135,899	19.36
Class C	17,619,633	934,857	18.85
Class I	898,820,831	43,107,025	20.85
Class R1	1,627,916	88,237	18.45
Class R2	89,943,054	4,642,619	19.37
Class R3	63,919,537	3,215,574	19.88
Class R4	41,618,815	2,065,343	20.15
Class R6	9,787,763,026	489,606,775	19.99
Class 529A	13,072,326	664,366	19.68
Class 529B	230,469	12,472	18.48
Class 529C	2,688,386	148,569	18.10

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $21.32 [100 / 94.25 x $20.09] and $20.88 [100 / 94.25 x $19.68], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$226,821,652
Dividends from affiliated issuers	1,210,448
Other	53,589
Income on securities loaned	52,474
Interest	191
Foreign taxes withheld	(21,047,473)
Total investment income	$207,090,881
Expenses
Management fee	$67,943,584
Distribution and service fees	2,621,776
Shareholder servicing costs	1,948,827
Program manager fees	7,626
Administrative services fee	573,208
Independent Trustees’ compensation	96,818
Custodian fee	1,496,400
Shareholder communications	88,983
Audit and tax fees	77,195
Legal fees	87,547
Miscellaneous	602,824
Total expenses	$75,544,788
Reduction of expenses by investment adviser and distributor	(1,077,716)
Net expenses	$74,467,072
Net investment income (loss)	$132,623,809

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $293,785 country tax)	$12,914,384
Affiliated issuers	(12,998)
Foreign currency	504,939
Net realized gain (loss)	$13,406,325
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,670,030 decrease in deferred country tax)	$1,276,596,312
Affiliated issuers	(8,266)
Translation of assets and liabilities in foreign currencies	2,869,721
Net unrealized gain (loss)	$1,279,457,767
Net realized and unrealized gain (loss)	$1,292,864,092
Change in net assets from operations	$1,425,487,901

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$132,623,809	$173,044,547
Net realized gain (loss)	13,406,325	(159,620,089)
Net unrealized gain (loss)	1,279,457,767	(109,450,837)
Change in net assets from operations	$1,425,487,901	$(96,026,379)
Total distributions to shareholders	$(195,001,415)	$(399,506,930)
Change in net assets from fund share transactions	$1,638,301,261	$904,797,447
Total change in net assets	$2,868,787,747	$409,264,138

Net assets
At beginning of period	8,823,842,390	8,414,578,252
At end of period	$11,692,630,137	$8,823,842,390

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$17.89	$19.19	$18.16	$15.83		$16.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.32	$0.26	$0.20	(c)	$0.25
Net realized and unrealized gain (loss)	2.33	(0.77)	0.97	2.39		(0.50)
Total from investment operations	$2.52	$(0.45)	$1.23	$2.59		$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.72)	$(0.20)	$(0.26)		$(0.26)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.32)	$(0.85)	$(0.20)	$(0.26)		$(0.26)
Net asset value, end of period (x)	$20.09	$17.89	$19.19	$18.16		$15.83
Total return (%) (r)(s)(t)(x)	14.19	(1.82)	6.79	16.66	(c)	(1.50)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.10	1.09	1.12	(c)	1.14
Expenses after expense reductions (f)	1.06	1.09	1.08	1.10	(c)	1.11
Net investment income (loss)	1.02	1.79	1.37	1.25	(c)	1.62
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$772,695	$622,639	$686,128	$693,538		$971,630

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$17.23	$18.48	$17.48	$15.21		$15.65

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.16	$0.10	$0.10	(c)	$0.12
Net realized and unrealized gain (loss)	2.26	(0.72)	0.95	2.28		(0.47)
Total from investment operations	$2.30	$(0.56)	$1.05	$2.38		$(0.35)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.56)	$(0.05)	$(0.11)		$(0.09)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.17)	$(0.69)	$(0.05)	$(0.11)		$(0.09)
Net asset value, end of period (x)	$19.36	$17.23	$18.48	$17.48		$15.21
Total return (%) (r)(s)(t)(x)	13.38	(2.63)	6.01	15.77	(c)	(2.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.85	1.84	1.87	(c)	1.89
Expenses after expense reductions (f)	1.81	1.84	1.82	1.85	(c)	1.86
Net investment income (loss)	0.21	0.97	0.55	0.61	(c)	0.82
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$2,631	$3,347	$4,922	$6,228		$7,967

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$16.79	$17.99	$17.03	$14.85		$15.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.17	$0.08	$0.10	(c)	$0.12
Net realized and unrealized gain (loss)	2.19	(0.70)	0.94	2.21		(0.45)
Total from investment operations	$2.23	$(0.53)	$1.02	$2.31		$(0.33)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.54)	$(0.06)	$(0.13)		$(0.13)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.17)	$(0.67)	$(0.06)	$(0.13)		$(0.13)
Net asset value, end of period (x)	$18.85	$16.79	$17.99	$17.03		$14.85
Total return (%) (r)(s)(t)(x)	13.36	(2.56)	5.97	15.74	(c)	(2.16)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.85	1.84	1.87	(c)	1.89
Expenses after expense reductions (f)	1.81	1.84	1.83	1.85	(c)	1.86
Net investment income (loss)	0.23	1.05	0.44	0.64	(c)	0.85
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$17,620	$22,825	$27,800	$48,570		$62,124

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$18.55	$19.87	$18.79	$16.38		$16.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.37	$0.26	$0.30	(c)	$0.30
Net realized and unrealized gain (loss)	2.43	(0.80)	1.06	2.42		(0.51)
Total from investment operations	$2.67	$(0.43)	$1.32	$2.72		$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.76)	$(0.24)	$(0.31)		$(0.31)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.37)	$(0.89)	$(0.24)	$(0.31)		$(0.31)
Net asset value, end of period (x)	$20.85	$18.55	$19.87	$18.79		$16.38
Total return (%) (r)(s)(t)(x)	14.48	(1.61)	7.05	16.95	(c)	(1.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.85	0.84	0.87	(c)	0.89
Expenses after expense reductions (f)	0.81	0.84	0.83	0.86	(c)	0.86
Net investment income (loss)	1.25	2.03	1.31	1.79	(c)	1.86
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$898,821	$593,064	$658,193	$1,099,134		$2,187,011

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$16.46	$17.72	$16.80	$14.63		$15.08

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.15	$0.11	$0.09	(c)	$0.11
Net realized and unrealized gain (loss)	2.17	(0.69)	0.90	2.20		(0.44)
Total from investment operations	$2.20	$(0.54)	$1.01	$2.29		$(0.33)

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.59)	$(0.09)	$(0.12)		$(0.12)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.21)	$(0.72)	$(0.09)	$(0.12)		$(0.12)
Net asset value, end of period (x)	$18.45	$16.46	$17.72	$16.80		$14.63
Total return (%) (r)(s)(t)(x)	13.40	(2.62)	5.99	15.79	(c)	(2.19)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.85	1.84	1.87	(c)	1.89
Expenses after expense reductions (f)	1.81	1.84	1.83	1.85	(c)	1.86
Net investment income (loss)	0.19	0.95	0.60	0.61	(c)	0.78
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$1,628	$1,751	$2,153	$2,089		$2,418

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$17.25	$18.53	$17.55	$15.31		$15.80

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.26	$0.19	$0.17	(c)	$0.21
Net realized and unrealized gain (loss)	2.26	(0.75)	0.95	2.30		(0.48)
Total from investment operations	$2.39	$(0.49)	$1.14	$2.47		$(0.27)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.66)	$(0.16)	$(0.23)		$(0.22)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.27)	$(0.79)	$(0.16)	$(0.23)		$(0.22)
Net asset value, end of period (x)	$19.37	$17.25	$18.53	$17.55		$15.31
Total return (%) (r)(s)(t)(x)	13.95	(2.14)	6.49	16.37	(c)	(1.69)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.35	1.34	1.37	(c)	1.39
Expenses after expense reductions (f)	1.31	1.34	1.33	1.35	(c)	1.36
Net investment income (loss)	0.73	1.51	1.04	1.10	(c)	1.38
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$89,943	$98,935	$121,197	$132,988		$152,133

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$17.70	$18.99	$17.98	$15.67		$16.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.30	$0.25	$0.22	(c)	$0.24
Net realized and unrealized gain (loss)	2.32	(0.75)	0.96	2.35		(0.48)
Total from investment operations	$2.50	$(0.45)	$1.21	$2.57		$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.71)	$(0.20)	$(0.26)		$(0.25)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.32)	$(0.84)	$(0.20)	$(0.26)		$(0.25)
Net asset value, end of period (x)	$19.88	$17.70	$18.99	$17.98		$15.67
Total return (%) (r)(s)(t)(x)	14.21	(1.83)	6.75	16.67	(c)	(1.47)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.10	1.09	1.12	(c)	1.14
Expenses after expense reductions (f)	1.06	1.09	1.08	1.10	(c)	1.11
Net investment income (loss)	0.99	1.73	1.31	1.37	(c)	1.59
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$63,920	$61,214	$82,289	$91,653		$126,980
See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$17.93	$19.25	$18.21	$15.86		$16.36

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.36	$0.30	$0.28	(c)	$0.30
Net realized and unrealized gain (loss)	2.35	(0.78)	0.98	2.35		(0.50)
Total from investment operations	$2.58	$(0.42)	$1.28	$2.63		$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.77)	$(0.24)	$(0.28)		$(0.30)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.36)	$(0.90)	$(0.24)	$(0.28)		$(0.30)
Net asset value, end of period (x)	$20.15	$17.93	$19.25	$18.21		$15.86
Total return (%) (r)(s)(t)(x)	14.49	(1.65)	7.07	16.92	(c)	(1.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.85	0.84	0.87	(c)	0.89
Expenses after expense reductions (f)	0.81	0.84	0.83	0.86	(c)	0.86
Net investment income (loss)	1.24	2.04	1.57	1.73	(c)	1.93
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$41,619	$54,352	$58,578	$63,884		$148,243

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$17.80	$19.11	$18.10	$15.79		$16.30

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.38	$0.34	$0.28	(c)	$0.31
Net realized and unrealized gain (loss)	2.33	(0.77)	0.95	2.36		(0.50)
Total from investment operations	$2.58	$(0.39)	$1.29	$2.64		$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.79)	$(0.28)	$(0.33)		$(0.32)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.39)	$(0.92)	$(0.28)	$(0.33)		$(0.32)
Net asset value, end of period (x)	$19.99	$17.80	$19.11	$18.10		$15.79
Total return (%) (r)(s)(t)(x)	14.61	(1.48)	7.12	17.07	(c)	(1.13)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.74	0.74	0.77	(c)	0.79
Expenses after expense reductions (f)	0.70	0.73	0.73	0.76	(c)	0.76
Net investment income (loss)	1.37	2.18	1.80	1.72	(c)	2.02
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$9,787,763	$7,350,641	$6,756,773	$5,228,377		$2,766,544

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$17.52	$18.83	$17.84	$15.61		$16.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.31	$0.26	$0.23	(c)	$0.19
Net realized and unrealized gain (loss)	2.31	(0.77)	0.95	2.31		(0.44)
Total from investment operations	$2.48	$(0.46)	$1.21	$2.54		$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.72)	$(0.22)	$(0.31)		$(0.26)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.32)	$(0.85)	$(0.22)	$(0.31)		$(0.26)
Net asset value, end of period (x)	$19.68	$17.52	$18.83	$17.84		$15.61
Total return (%) (r)(s)(t)(x)	14.23	(1.94)	6.78	16.60	(c)	(1.52)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.15	1.15	1.22	(c)	1.23
Expenses after expense reductions (f)	1.09	1.13	1.11	1.13	(c)	1.13
Net investment income (loss)	0.96	1.77	1.37	1.39	(c)	1.22
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$13,072	$11,805	$12,615	$10,464		$9,101

Class 529B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$16.47	$17.72	$16.79	$14.78		$15.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.16	$0.10	$0.09	(c)	$0.05
Net realized and unrealized gain (loss)	2.16	(0.71)	0.90	2.18		(0.39)
Total from investment operations	$2.19	$(0.55)	$1.00	$2.27		$(0.34)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.57)	$(0.07)	$(0.26)		$(0.07)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.18)	$(0.70)	$(0.07)	$(0.26)		$(0.07)
Net asset value, end of period (x)	$18.48	$16.47	$17.72	$16.79		$14.78
Total return (%) (r)(s)(t)(x)	13.33	(2.64)	5.94	15.68	(c)	(2.25)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.90	1.90	1.97	(c)	1.98
Expenses after expense reductions (f)	1.86	1.89	1.88	1.90	(c)	1.90
Net investment income (loss)	0.16	1.00	0.56	0.58	(c)	0.37
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$230	$287	$358	$386		$434

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$16.13	$17.38	$16.51	$14.53		$15.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.15	$0.09	$0.10	(c)	$0.07
Net realized and unrealized gain (loss)	2.12	(0.69)	0.89	2.15		(0.41)
Total from investment operations	$2.15	$(0.54)	$0.98	$2.25		$(0.34)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.58)	$(0.11)	$(0.27)		$(0.14)
From net realized gain	—	(0.13)	—	—		—
Total distributions declared to shareholders	$(0.18)	$(0.71)	$(0.11)	$(0.27)		$(0.14)
Net asset value, end of period (x)	$18.10	$16.13	$17.38	$16.51		$14.53
Total return (%) (r)(s)(t)(x)	13.39	(2.68)	5.93	15.78	(c)	(2.28)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.90	1.90	1.97	(c)	1.99
Expenses after expense reductions (f)	1.85	1.89	1.87	1.89	(c)	1.90
Net investment income (loss)	0.18	0.95	0.53	0.63	(c)	0.47
Portfolio turnover	22	22	25	33		40
Net assets at end of period (000 omitted)	$2,688	$2,981	$3,572	$3,856		$3,298

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have

29

Notes to Financial Statements – continued

been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund

30

Notes to Financial Statements – continued

could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$566,839,227	$1,888,632,523	$—	$2,455,471,750
Switzerland	1,504,103,852	—	—	1,504,103,852
France	1,314,098,309	—	—	1,314,098,309
Germany	990,221,381	—	—	990,221,381
United Kingdom	861,750,291	—	—	861,750,291
United States	707,638,341	—	—	707,638,341
Netherlands	624,427,864	—	—	624,427,864
Hong Kong	—	545,415,911	—	545,415,911
China	249,242,431	146,452,633	—	395,695,064
Other Countries	1,580,921,019	544,520,823	—	2,125,441,842
Mutual Funds	117,231,063	—	—	117,231,063
Total	$8,516,473,778	$3,125,021,890	$—	$11,641,495,668

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans

31

Notes to Financial Statements – continued

can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

32

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$195,001,415	$342,429,321
Long-term capital gains	—	57,077,609

Total distributions	$195,001,415	$399,506,930

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$9,719,195,803
Gross appreciation	2,664,446,536

Gross depreciation	(742,146,671)
Net unrealized appreciation (depreciation)	$1,922,299,865

Undistributed ordinary income	96,527,606
Capital loss carryforwards	(146,534,521)
Other temporary differences	1,965,752

33

Notes to Financial Statements – continued

As of August 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(57,210,176)
Long-Term	(89,324,345)
Total	$(146,534,521)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$11,396,464	$30,548,265
Class B	30,070	168,883
Class C	220,193	980,659
Class I	11,272,253	28,945,460
Class R1	22,306	84,285
Class R2	1,489,011	4,982,298
Class R3	1,090,789	3,381,859
Class R4	725,317	2,607,048
Class R6	168,508,766	327,097,188
Class 529A	212,373	556,856
Class 529B	3,033	13,781
Class 529C	30,840	140,348
Total	$195,001,415	$399,506,930

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%

34

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $1,065,196, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $74,753 and $4,848 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,687,040
Class B	0.75%	0.25%	1.00%	1.00%	29,513
Class C	0.75%	0.25%	1.00%	1.00%	207,630
Class R1	0.75%	0.25%	1.00%	1.00%	16,858
Class R2	0.25%	0.25%	0.50%	0.50%	463,756
Class R3	—	0.25%	0.25%	0.25%	156,125
Class 529A	—	0.25%	0.25%	0.23%	30,555
Class 529B	0.75%	0.25%	1.00%	1.00%	2,586
Class 529C	0.75%	0.25%	1.00%	0.99%	27,713
Total Distribution and Service Fees					$2,621,776

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $9,444, $1, $72, $693, $2,137, $3, and $170 for Class A, Class B, Class C, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and

35

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$1,159
Class B	4,061
Class C	1,179
Class 529B	5
Class 529C	73

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2020, were as follows:

Fee
Class 529A	$6,111
Class 529B	129
Class 529C	1,386
Total Program Manager Fees	$7,626

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $153,571, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,795,256.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0057% of the fund’s average daily net assets.

36

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $13,643,982 and $4,725,957, respectively. The sales transactions resulted in net realized gains (losses) of $(1,987,469).

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $3,717,507,008 and $2,187,994,825, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	13,963,138	$243,893,288	6,308,181	$108,057,448
Class B	434	8,259	6,034	99,733
Class C	160,107	2,687,377	376,118	5,774,726
Class I	28,023,915	529,889,314	10,627,716	191,924,273
Class R1	15,393	258,945	11,118	182,062
Class R2	635,974	10,968,211	671,662	11,368,179
Class R3	1,005,627	18,100,300	431,846	7,494,227
Class R4	506,755	9,333,025	550,567	9,576,959
Class R6	95,811,233	1,741,916,575	108,922,349	1,895,362,745
Class 529A	103,747	1,834,726	87,876	1,489,187
Class 529B	266	4,879	805	12,865
Class 529C	15,983	273,521	17,370	275,909
	140,242,572	$2,559,168,420	128,011,642	$2,231,618,313

37

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	437,182	$8,358,920	1,384,970	$22,173,336
Class B	1,242	23,006	8,845	137,183
Class C	9,214	166,220	44,618	674,185
Class I	442,527	8,766,464	1,213,492	20,107,565
Class R1	1,263	22,306	5,660	83,875
Class R2	79,497	1,469,099	310,892	4,809,494
Class R3	57,653	1,090,789	213,501	3,381,859
Class R4	37,248	713,292	160,956	2,578,518
Class R6	8,352,804	158,536,225	19,346,528	307,416,337
Class 529A	11,339	212,373	35,487	556,785
Class 529B	171	3,033	929	13,781
Class 529C	1,781	30,840	9,666	140,348
	9,431,921	$179,392,567	22,735,544	$362,073,266

Shares reacquired
Class A	(10,752,192)	$(192,913,401)	(8,627,351)	$(149,525,414)
Class B	(59,995)	(1,061,298)	(87,072)	(1,469,628)
Class C	(594,255)	(10,250,272)	(606,008)	(9,833,848)
Class I	(17,336,911)	(307,238,171)	(12,990,232)	(235,108,050)
Class R1	(34,780)	(565,446)	(31,884)	(499,317)
Class R2	(1,806,604)	(32,098,920)	(1,789,045)	(30,140,366)
Class R3	(1,306,755)	(23,979,131)	(1,518,596)	(26,270,828)
Class R4	(1,510,071)	(28,331,024)	(723,854)	(12,619,137)
Class R6	(27,561,757)	(500,610,866)	(68,790,407)	(1,220,513,670)
Class 529A	(124,476)	(2,251,083)	(119,736)	(2,083,794)
Class 529B	(5,399)	(91,935)	(4,495)	(74,302)
Class 529C	(53,968)	(868,179)	(47,818)	(755,778)
	(61,147,163)	$(1,100,259,726)	(95,336,498)	$(1,688,894,132)

Net change
Class A	3,648,128	$59,338,807	(934,200)	$(19,294,630)
Class B	(58,319)	(1,030,033)	(72,193)	(1,232,712)
Class C	(424,934)	(7,396,675)	(185,272)	(3,384,937)
Class I	11,129,531	231,417,607	(1,149,024)	(23,076,212)
Class R1	(18,124)	(284,195)	(15,106)	(233,380)
Class R2	(1,091,133)	(19,661,610)	(806,491)	(13,962,693)
Class R3	(243,475)	(4,788,042)	(873,249)	(15,394,742)
Class R4	(966,068)	(18,284,707)	(12,331)	(463,660)
Class R6	76,602,280	1,399,841,934	59,478,470	982,265,412
Class 529A	(9,390)	(203,984)	3,627	(37,822)
Class 529B	(4,962)	(84,023)	(2,761)	(47,656)
Class 529C	(36,204)	(563,818)	(20,782)	(339,521)
	88,527,330	$1,638,301,261	55,410,688	$904,797,447

38

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 63%, 3%, 3%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $48,150 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$73,245,985	$2,017,146,659	$1,973,140,317	$(12,998)	$(8,266)	$117,231,063

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,210,448	$—

39

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C and Class 529C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A or Class 529A shares, respectively, of the same fund. Please see the fund’s prospectus for details.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Research International Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

41

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 19, 2020

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

48

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Victoria Higley Camille Humphries Lee

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Research International Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

50

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

51

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion, $5 billion, $10 billion and $20 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

52

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

53

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

54

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $226,037,573. The fund intends to pass through foreign tax credits of $20,986,212 for the fiscal year.

55

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

56

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® Technology Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

SCT-ANN

MFS® Technology Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Amazon.com, Inc.	11.4%
Microsoft Corp.	9.6%
Facebook, Inc., “A”	4.6%
Alphabet, Inc., “A”	4.0%
Adobe Systems, Inc.	4.0%
Mastercard, Inc., “A”	3.9%
Visa, Inc., “A”	3.9%
Apple, Inc.	3.8%
PayPal Holdings, Inc.	2.8%
Salesforce.com, Inc.	2.8%

Top five industries
Computer Software	23.5%
Internet	14.6%
Specialty Stores	12.4%
Computer Software - Systems	10.9%
Business Services	9.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Technology Fund (fund) provided a total return of 48.23%, at net asset value. This compares with a return of 21.94% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index and a return of 51.84% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

3

Management Review – continued

Detractors from Performance

Stock selection in the automotive industry weakened performance relative to the Standard & Poor’s North American Technology Sector Index, led by the fund’s short exposure to electric vehicle manufacturer Tesla (b)(h).

The share price of Tesla increased as the company reported solid financial results due to strong deliveries amid the launch of its Model Y and China factory, despite weak near-term demand for autos during the initial stages of the pandemic among its Detroit peers.

An overweight position and, to a lesser extent, stock selection in the aerospace & defense industry detracted from relative returns. Here, the fund’s holdings of global aerospace and defense technology innovator L3Harris Technologies (b)(h) held back relative results.

An overweight position in the business services industry also held back relative performance. Within this industry, overweight positions in financial technology services provider Fiserv and electronic payment services company Global Payments hindered relative returns.

Elsewhere, the fund’s underweight positions in computer and personal electronics maker Apple, computer graphics processors maker NVIDIA, social networking service provider Facebook and cloud-based e-commerce platform operator Shopify (Canada) weighed on relative performance. Despite supply constraints for both the Apple Watch and Apple Airpods Pro, the share price of Apple was supported by stronger-than-anticipated revenues, driven by robust demand in its wearable technology and services segments, paired with strong iPhone sales. Additionally, holding shares of educational services provider Grand Canyon Education (b)(h) further dampened relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection and, to a lesser extent, an overweight position in the computer software industry contributed to relative performance. Within this industry, the fund’s overweight position in software and information technology provider DocuSign, and not holding shares of information technology products and services provider Oracle, benefited relative returns.

Stock selection in the electronics industry also supported relative returns, led by the fund’s avoidance of semiconductor company Intel. The share price of Intel came under pressure as management lowered its forward-looking gross margin guidance and reported a delay in its 7nm CPU product launch.

Other top relative contributors for the period included the fund’s short exposure to network equipment company Cisco Systems (h), and not holding shares of diversified technology products and services company IBM, human resources management software and services provider Automatic Data Processing and online travel company Booking Holdings.

4

Management Review – continued

The share price of Cisco lagged the broader market as the company lowered its guidance amid uncertainty related to the COVID-19 pandemic and the potential effect on customer’s technology budgets. In addition, holding shares of consumer digital health platform operator Livongo Health (b), an overweight position in internet retailer Amazon.com, and an underweight position in internet technology company Alphabet further supported relative returns.

Respectfully,

Portfolio Manager(s)

Matthew Sabel

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	48.23%	25.44%	20.97%	N/A
B	4/14/00	47.07%	24.50%	20.06%	N/A
C	4/14/00	47.11%	24.50%	20.07%	N/A
I	1/02/97	48.57%	25.74%	21.27%	N/A
R1	4/01/05	47.10%	24.50%	20.07%	N/A
R2	10/31/03	47.84%	25.12%	20.67%	N/A
R3	4/01/05	48.18%	25.44%	20.97%	N/A
R4	4/01/05	48.57%	25.75%	21.27%	N/A
R6	1/02/13	48.71%	25.87%	N/A	22.73%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		21.94%	14.46%	15.16%	N/A
Standard & Poor’s North American Technology Sector Index (f)		51.84%	27.71%	22.46%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		39.70%	23.97%	20.26%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		43.07%	24.33%	20.06%	N/A
C With CDSC (1% for 12 months) (v)		46.11%	24.50%	20.07%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.(b)

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.(b)

It is not possible to invest directly in an index.

(b)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC

7

Performance Summary – continued

and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	1.15%	$1,000.00	$1,383.80	$6.89
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84
B	Actual	1.90%	$1,000.00	$1,378.59	$11.36
	Hypothetical (h)	1.90%	$1,000.00	$1,015.58	$9.63
C	Actual	1.90%	$1,000.00	$1,378.34	$11.36
	Hypothetical (h)	1.90%	$1,000.00	$1,015.58	$9.63
I	Actual	0.90%	$1,000.00	$1,385.50	$5.40
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
R1	Actual	1.90%	$1,000.00	$1,378.45	$11.36
	Hypothetical (h)	1.90%	$1,000.00	$1,015.58	$9.63
R2	Actual	1.40%	$1,000.00	$1,381.98	$8.38
	Hypothetical (h)	1.40%	$1,000.00	$1,018.10	$7.10
R3	Actual	1.15%	$1,000.00	$1,383.61	$6.89
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84
R4	Actual	0.90%	$1,000.00	$1,385.42	$5.40
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
R6	Actual	0.81%	$1,000.00	$1,386.13	$4.86
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 97.9%
Aerospace - 0.6%
CACI International, Inc., “A” (a)	35,945	$8,417,960
PAE, Inc. (a)	436,901	3,860,020

		$12,277,980
Biotechnology - 0.7%
Adaptive Biotechnologies Corp. (a)	128,672	$5,354,042
Illumina, Inc. (a)	24,118	8,615,432

		$13,969,474
Brokerage & Asset Managers - 1.0%
NASDAQ, Inc.	92,157	$12,387,744
Tradeweb Markets, Inc.	138,671	7,944,462

		$20,332,206
Business Services - 9.4%
Clarivate PLC (a)	522,056	$15,369,329
Endava PLC, ADR (a)	223,207	12,162,549
Equifax, Inc.	62,984	10,598,318
Fidelity National Information Services, Inc.	252,771	38,130,505
Fiserv, Inc. (a)	30,537	3,040,874
Global Payments, Inc.	185,309	32,729,276
IHS Markit Ltd.	140,097	11,196,552
PayPal Holdings, Inc. (a)	284,850	58,149,279
Verisk Analytics, Inc., “A”	56,295	10,508,588

		$191,885,270
Cable TV - 1.1%
Charter Communications, Inc., “A” (a)	36,295	$22,343,565

Computer Software - 23.5%
Adobe Systems, Inc. (a)	158,249	$81,243,454
Atlassian Corp. PLC, “A” (a)	56,081	10,754,093
Autodesk, Inc. (a)	56,086	13,780,330
Black Knight, Inc. (a)	159,419	13,407,138
Coupa Software, Inc. (a)	23,576	7,726,798
DocuSign, Inc. (a)	80,434	17,936,782
Dun & Bradstreet Holdings, Inc. (a)	213,868	5,423,692
Microsoft Corp.	871,695	196,593,373
Okta, Inc. (a)	59,570	12,829,591

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
OneConnect Financial Technology, ADR (a)	354,521	$7,647,018
Ping Identity Holding Corp. (a)	54,222	1,869,032
Rakus Co. Ltd.	404,400	10,778,655
RingCentral, Inc. (a)	80,089	23,287,478
Salesforce.com, Inc. (a)	210,263	57,328,207
Twilio, Inc., “A” (a)	29,926	8,072,838
Zendesk, Inc. (a)	126,733	12,214,527

		$480,893,006
Computer Software - Systems - 10.9%
Apple, Inc.	603,048	$77,817,314
Constellation Software, Inc.	14,120	16,346,118
Descartes Systems Group, Inc. (a)	183,874	11,219,789
EPAM Systems, Inc. (a)	50,591	16,548,316
HubSpot, Inc. (a)	61,070	18,301,458
Q2 Holdings, Inc. (a)	95,534	9,294,503
ServiceNow, Inc. (a)	79,474	38,308,057
Square, Inc., “A” (a)	69,300	11,057,508
TransUnion	126,436	10,964,530
Wix.com Ltd. (a)	43,727	12,883,286

		$222,740,879
Electronics - 9.0%
Advanced Micro Devices (a)	378,423	$34,368,377
ASML Holding N.V.	26,689	9,986,490
KLA Corp.	98,683	20,243,831
Lam Research Corp.	72,008	24,219,171
Marvell Technology Group Ltd.	431,589	16,737,021
NVIDIA Corp.	106,164	56,795,617
Skyworks Solutions, Inc.	150,483	21,797,462

		$184,147,969
Internet - 14.6%
Alibaba Group Holding Ltd., ADR (a)	138,213	$39,671,277
Alphabet, Inc., “A” (a)	50,742	82,685,611
Facebook, Inc., “A” (a)	319,917	93,799,664
Farfetch Ltd., “A” (a)	270,163	7,480,814
Match Group, Inc. (a)	86,325	9,640,776
Mercadolibre, Inc. (a)	8,547	9,987,939
NetEase.com, Inc., ADR	41,937	20,432,126
Tencent Holdings Ltd.	514,200	35,041,446

		$298,739,653

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 3.5%
Activision Blizzard, Inc.	361,972	$30,231,901
Electronic Arts, Inc. (a)	178,594	24,908,505
Take-Two Interactive Software, Inc. (a)	96,071	16,446,395

		$71,586,801
Medical & Health Technology & Services - 1.3%
Guardant Health, Inc. (a)	103,398	$9,874,509
Livongo Health, Inc. (a)	123,045	16,894,079

		$26,768,588
Medical Equipment - 0.5%
Bio-Techne Corp.	36,127	$9,229,003

Network & Telecom - 1.1%
CoreSite Realty Corp., REIT	69,206	$8,474,275
QTS Realty Trust, Inc., REIT, “A”	189,048	12,821,235

		$21,295,510
Other Banks & Diversified Financials - 7.8%
Mastercard, Inc., “A”	223,265	$79,971,290
Visa, Inc., “A”	376,760	79,869,353

		$159,840,643
Printing & Publishing - 0.5%
Wolters Kluwer N.V.	124,499	$10,221,678

Specialty Stores - 12.4%
Amazon.com, Inc. (a)(s)	67,354	$232,435,960
Chewy, Inc., “A” (a)	285,963	17,463,761
Shopify, Inc. (a)	4,041	4,309,403

		$254,209,124
Total Common Stocks (Identified Cost, $892,736,286)		$2,000,481,349

Investment Companies (h) - 1.9%
Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $38,944,032)	38,944,270	$38,944,270

Other Assets, Less Liabilities - 0.2%		3,982,059
Net Assets - 100.0%		$2,043,407,678

13

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $38,944,270 and $2,000,481,349, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

At August 31, 2020, the fund had cash collateral of $48,552 and other liquid securities with an aggregate value of $552,154 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $892,736,286)	$2,000,481,349
Investments in affiliated issuers, at value (identified cost, $38,944,032)	38,944,270
Deposits with brokers for
Securities sold short	48,552
Receivables for
Investments sold	4,014,746
Fund shares sold	5,159,695
Dividends	837,176
Other assets	1,009
Total assets	$2,049,486,797

Liabilities
Payables for
Investments purchased	$3,213,985
Fund shares reacquired	2,077,597
Payable to affiliates
Investment adviser	158,326
Administrative services fee	2,999
Shareholder servicing costs	431,796
Distribution and service fees	49,962
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	144,440
Total liabilities	$6,079,119
Net assets	$2,043,407,678

Net assets consist of
Paid-in capital	$851,146,821
Total distributable earnings (loss)	1,192,260,857
Net assets	$2,043,407,678
Shares of beneficial interest outstanding	31,179,273

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$745,157,393	11,482,423	$64.90
Class B	46,223,782	844,562	54.73
Class C	183,285,617	3,356,338	54.61
Class I	561,531,224	8,028,560	69.94
Class R1	9,881,696	181,355	54.49
Class R2	38,510,909	627,662	61.36
Class R3	109,883,657	1,694,333	64.85
Class R4	32,529,731	478,332	68.01
Class R6	316,403,669	4,485,708	70.54

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $68.86 [100 / 94.25 x $64.90]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,844,699
Dividends from affiliated issuers	333,212
Other	314,601
Income on securities loaned	105,123
Foreign taxes withheld	(29,142)
Total investment income	$6,568,493
Expenses
Management fee	$10,692,506
Distribution and service fees	3,579,024
Shareholder servicing costs	1,452,297
Administrative services fee	203,615
Independent Trustees’ compensation	23,356
Custodian fee	94,381
Shareholder communications	64,159
Audit and tax fees	61,601
Legal fees	12,052
Dividend and interest expense on securities sold short	460,751
Interest expense and fees	7,077
Miscellaneous	239,053
Total expenses	$16,889,872
Reduction of expenses by investment adviser and distributor	(178,808)
Net expenses	$16,711,064
Net investment income (loss)	$(10,142,571)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$122,220,238
Affiliated issuers	(12,118)
Written options	606,271
Securities sold short	(20,955,967)
Foreign currency	6,955
Net realized gain (loss)	$101,865,379
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$553,272,810
Affiliated issuers	(5,556)
Securities sold short	(2,002,362)
Net unrealized gain (loss)	$551,264,892
Net realized and unrealized gain (loss)	$653,130,271
Change in net assets from operations	$642,987,700

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$(10,142,571)	$(7,674,688)
Net realized gain (loss)	101,865,379	30,801,602
Net unrealized gain (loss)	551,264,892	10,211,911
Change in net assets from operations	$642,987,700	$33,338,825
Total distributions to shareholders	$(27,686,049)	$(51,440,197)
Change in net assets from fund share transactions	$162,189,967	$47,069,408
Total change in net assets	$777,491,618	$28,968,036

Net assets
At beginning of period	1,265,916,060	1,236,948,024
At end of period	$2,043,407,678	$1,265,916,060

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$44.73	$45.65	$35.67	$28.27		$24.62

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.35)	$(0.27)	$(0.26)	$(0.19	)(c)	$(0.12)
Net realized and unrealized gain (loss)	21.50	1.24	11.61	8.13		4.76
Total from investment operations	$21.15	$0.97	$11.35	$7.94		$4.64

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$64.90	$44.73	$45.65	$35.67		$28.27
Total return (%) (r)(s)(t)(x)	48.23	2.97	32.79	28.58	(c)	19.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.19	1.24	1.24	(c)	1.27
Expenses after expense reductions (f)	1.16	1.18	1.22	1.23	(c)	1.26
Net investment income (loss)	(0.71)	(0.64)	(0.66)	(0.63	)(c)	(0.48)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$745,157	$471,468	$484,477	$359,698		$320,898

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.13	1.15	1.16	1.19	(c)	1.24

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$38.16	$39.55	$31.31	$25.06		$22.09

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.61)	$(0.50)	$(0.49)	$(0.38	)(c)	$(0.28)
Net realized and unrealized gain (loss)	18.16	1.00	10.10	7.17		4.24
Total from investment operations	$17.55	$0.50	$9.61	$6.79		$3.96

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$54.73	$38.16	$39.55	$31.31		$25.06
Total return (%) (r)(s)(t)(x)	47.07	2.21	31.77	27.64	(c)	18.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.94	1.99	1.99	(c)	2.02
Expenses after expense reductions (f)	1.92	1.93	1.98	1.98	(c)	2.01
Net investment income (loss)	(1.46)	(1.39)	(1.41)	(1.38	)(c)	(1.22)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$46,224	$41,017	$45,337	$34,396		$25,990

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.88	1.90	1.92	1.94	(c)	1.99

See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$38.07	$39.47	$31.24	$25.01		$22.05

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.61)	$(0.50)	$(0.49)	$(0.38	)(c)	$(0.28)
Net realized and unrealized gain (loss)	18.13	0.99	10.09	7.15		4.23
Total from investment operations	$17.52	$0.49	$9.60	$6.77		$3.95

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$54.61	$38.07	$39.47	$31.24		$25.01
Total return (%) (r)(s)(t)(x)	47.11	2.19	31.81	27.62	(c)	18.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.94	1.98	1.99	(c)	2.02
Expenses after expense reductions (f)	1.92	1.93	1.97	1.98	(c)	2.01
Net investment income (loss)	(1.46)	(1.40)	(1.41)	(1.38	)(c)	(1.23)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$183,286	$128,817	$128,707	$101,656		$73,071

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.88	1.91	1.92	1.94	(c)	2.00
See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$48.02	$48.74	$37.90	$29.93		$25.96

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.25)	$(0.18)	$(0.18)	$(0.13	)(c)	$(0.07)
Net realized and unrealized gain (loss)	23.15	1.35	12.39	8.64		5.03
Total from investment operations	$22.90	$1.17	$12.21	$8.51		$4.96

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$69.94	$48.02	$48.74	$37.90		$29.93
Total return (%) (r)(s)(t)(x)	48.57	3.20	33.14	28.91	(c)	19.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.94	0.99	0.99	(c)	1.02
Expenses after expense reductions (f)	0.92	0.93	0.98	0.98	(c)	1.01
Net investment income (loss)	(0.46)	(0.40)	(0.41)	(0.39	)(c)	(0.24)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$561,531	$315,655	$303,359	$174,275		$96,700

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.88	0.91	0.92	0.95	(c)	1.00

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$37.99	$39.39	$31.18	$24.96		$22.01

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.62)	$(0.50)	$(0.49)	$(0.38	)(c)	$(0.28)
Net realized and unrealized gain (loss)	18.10	0.99	10.07	7.14		4.22
Total from investment operations	$17.48	$0.49	$9.58	$6.76		$3.94

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$54.49	$37.99	$39.39	$31.18		$24.96
Total return (%) (r)(s)(t)(x)	47.10	2.19	31.80	27.63	(c)	18.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	1.94	1.99	1.99	(c)	2.02
Expenses after expense reductions (f)	1.91	1.93	1.98	1.98	(c)	2.01
Net investment income (loss)	(1.47)	(1.40)	(1.41)	(1.38	)(c)	(1.22)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$9,882	$5,715	$5,534	$4,256		$3,073

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.88	1.91	1.92	1.95	(c)	1.99

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$42.45	$43.55	$34.17	$27.17		$23.76

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.45)	$(0.36)	$(0.35)	$(0.26	)(c)	$(0.18)
Net realized and unrealized gain (loss)	20.34	1.15	11.10	7.80		4.58
Total from investment operations	$19.89	$0.79	$10.75	$7.54		$4.40

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$61.36	$42.45	$43.55	$34.17		$27.17
Total return (%) (r)(s)(t)(x)	47.84	2.69	32.46	28.27	(c)	18.88

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.44	1.48	1.49	(c)	1.52
Expenses after expense reductions (f)	1.42	1.43	1.48	1.49	(c)	1.51
Net investment income (loss)	(0.97)	(0.90)	(0.91)	(0.89	)(c)	(0.72)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$38,511	$29,339	$28,071	$23,625		$17,031

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.38	1.41	1.42	1.45	(c)	1.49

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$44.71	$45.63	$35.66	$28.26		$24.61

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.35)	$(0.27)	$(0.27)	$(0.20	)(c)	$(0.13)
Net realized and unrealized gain (loss)	21.47	1.24	11.61	8.14		4.77
Total from investment operations	$21.12	$0.97	$11.34	$7.94		$4.64

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$64.85	$44.71	$45.63	$35.66		$28.26
Total return (%) (r)(s)(t)(x)	48.18	2.97	32.77	28.59	(c)	19.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.19	1.24	1.24	(c)	1.27
Expenses after expense reductions (f)	1.17	1.18	1.23	1.23	(c)	1.26
Net investment income (loss)	(0.71)	(0.65)	(0.66)	(0.65	)(c)	(0.49)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$109,884	$80,242	$79,534	$53,199		$20,180

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.13	1.16	1.17	1.20	(c)	1.25

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$46.72	$47.47	$36.95	$29.19		$25.34

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.24)	$(0.17)	$(0.17)	$(0.13	)(c)	$(0.06)
Net realized and unrealized gain (loss)	22.51	1.31	12.06	8.43		4.90
Total from investment operations	$22.27	$1.14	$11.89	$8.30		$4.84

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$68.01	$46.72	$47.47	$36.95		$29.19
Total return (%) (r)(s)(t)(x)	48.57	3.22	33.12	28.92	(c)	19.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.94	0.99	0.99	(c)	1.02
Expenses after expense reductions (f)	0.92	0.93	0.98	0.99	(c)	1.01
Net investment income (loss)	(0.47)	(0.40)	(0.41)	(0.39	)(c)	(0.24)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$32,530	$25,310	$23,004	$14,443		$8,141

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.89	0.91	0.92	0.95	(c)	1.00

See Notes to Financial Statements

26

Financial Highlights – continued

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$48.38	$49.03	$38.09	$30.05		$26.03

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.20)	$(0.13)	$(0.13)	$(0.10	)(c)	$(0.04)
Net realized and unrealized gain (loss)	23.34	1.37	12.44	8.68		5.05
Total from investment operations	$23.14	$1.24	$12.31	$8.58		$5.01

Less distributions declared to shareholders
From net realized gain	$(0.98)	$(1.89)	$(1.37)	$(0.54)		$(0.99)
Net asset value, end of period (x)	$70.54	$48.38	$49.03	$38.09		$30.05
Total return (%) (r)(s)(t)(x)	48.71	3.33	33.24	29.03	(c)	19.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.84	0.89	0.90	(c)	0.92
Expenses after expense reductions (f)	0.82	0.83	0.88	0.89	(c)	0.91
Net investment income (loss)	(0.37)	(0.30)	(0.31)	(0.30	)(c)	(0.13)
Portfolio turnover	46	32	30	43		30
Net assets at end of period (000 omitted)	$316,404	$168,352	$138,924	$95,534		$33,411

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.79	0.81	0.82	0.85	(c)	0.90

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have

28

Notes to Financial Statements – continued

been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

29

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,786,931,371	$—	$—	$1,786,931,371
China	67,750,421	35,041,446	—	102,791,867
United Kingdom	35,012,692	—	—	35,012,692
Canada	31,875,310	—	—	31,875,310
Netherlands	20,208,168	—	—	20,208,168
Israel	12,883,286	—	—	12,883,286
Japan	10,778,655	—	—	10,778,655
Mutual Funds	38,944,270	—	—	38,944,270
Total	$2,004,384,173	$35,041,446	$—	$2,039,425,619

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

30

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At August 31, 2020, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2020 as reported in the Statement of Operations:

Risk	Written Options
Equity	$606,271

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in

31

Notes to Financial Statements – continued

segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain

32

Notes to Financial Statements – continued

if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2020, this expense amounted to $460,751. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At August 31, 2020, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

33

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$—	$8,438,597
Long-term capital gains	27,686,049	43,001,600

Total distributions	$27,686,049	$51,440,197

34

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$936,646,027
Gross appreciation	1,103,125,716

Gross depreciation	(346,124)
Net unrealized appreciation (depreciation)	$1,102,779,592

Undistributed long-term capital gain	96,706,208
Late year ordinary loss deferral	(7,224,943)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$10,280,837	$20,061,820
Class B	1,005,040	2,165,547
Class C	3,234,463	6,237,227
Class I	6,452,463	11,628,427
Class R1	145,838	267,264
Class R2	661,860	1,292,150
Class R3	1,720,727	3,217,992
Class R4	561,942	875,507
Class R6	3,622,879	5,694,263
Total	$27,686,049	$51,440,197

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $155,711, which is included in the reduction of total expenses

35

Notes to Financial Statements – continued

in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $244,028 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,351,148
Class B	0.75%	0.25%	1.00%	1.00%	401,742
Class C	0.75%	0.25%	1.00%	1.00%	1,398,200
Class R1	0.75%	0.25%	1.00%	1.00%	65,589
Class R2	0.25%	0.25%	0.50%	0.50%	154,272
Class R3	—	0.25%	0.25%	0.25%	208,073
Total Distribution and Service Fees					$3,579,024

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $22,129, $298, $585, and $85 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$4,038
Class B	90,822
Class C	16,861

36

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $192,055, which equated to 0.0132% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,260,242.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0140% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $9,605,821. The sales transactions resulted in net realized gains (losses) of $465,370.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $86,526, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short sales and short-term obligations, aggregated $743,899,707 and $659,525,216, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	3,196,679	$156,383,415	1,975,893	$83,003,835
Class B	30,703	1,352,228	120,191	4,301,477
Class C	735,408	30,781,466	677,632	24,341,867
Class I	3,724,439	197,807,902	2,550,161	113,611,517
Class R1	81,262	3,502,677	47,490	1,684,411
Class R2	289,424	13,574,856	299,032	11,915,742
Class R3	870,221	43,148,754	666,590	27,985,848
Class R4	278,627	14,023,378	204,948	8,719,675
Class R6	2,345,670	126,956,140	1,474,545	66,395,491
	11,552,433	$587,530,816	8,016,482	$341,959,863

Shares issued to shareholders in reinvestment of distributions
Class A	219,633	$9,997,680	520,757	$19,351,348
Class B	25,706	992,506	67,268	2,143,844
Class C	77,734	2,994,325	179,366	5,703,832
Class I	115,169	5,640,993	255,108	10,158,414
Class R1	3,780	145,294	8,390	266,220
Class R2	14,422	621,865	32,936	1,163,614
Class R3	37,818	1,720,727	86,645	3,217,992
Class R4	10,015	476,930	18,432	714,074
Class R6	60,950	3,008,484	113,449	4,548,175
	565,227	$25,598,804	1,282,351	$47,267,513

Shares reacquired
Class A	(2,473,623)	$(120,310,091)	(2,568,696)	$(105,539,945)
Class B	(286,793)	(11,801,503)	(258,701)	(9,209,777)
Class C	(840,060)	(34,586,669)	(734,328)	(26,311,197)
Class I	(2,383,943)	(124,283,773)	(2,456,918)	(109,249,971)
Class R1	(54,104)	(2,240,801)	(45,940)	(1,644,386)
Class R2	(367,286)	(17,088,110)	(285,477)	(11,417,715)
Class R3	(1,008,479)	(48,431,980)	(701,327)	(29,333,688)
Class R4	(352,031)	(18,578,859)	(166,210)	(7,057,361)
Class R6	(1,400,790)	(73,617,867)	(941,393)	(42,393,928)
	(9,167,109)	$(450,939,653)	(8,158,990)	$(342,157,968)

38

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	942,689	$46,071,004	(72,046)	$(3,184,762)
Class B	(230,384)	(9,456,769)	(71,242)	(2,764,456)
Class C	(26,918)	(810,878)	122,670	3,734,502
Class I	1,455,665	79,165,122	348,351	14,519,960
Class R1	30,938	1,407,170	9,940	306,245
Class R2	(63,440)	(2,891,389)	46,491	1,661,641
Class R3	(100,440)	(3,562,499)	51,908	1,870,152
Class R4	(63,389)	(4,078,551)	57,170	2,376,388
Class R6	1,005,830	56,346,757	646,601	28,549,738
	2,950,551	$162,189,967	1,139,843	$47,069,408

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $6,927 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

39

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$34,879,336	$380,297,367	$376,214,759	$(12,118)	$(5,556)	$38,944,270

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$333,212	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Technology Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

41

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 19, 2020

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Matthew Sabel

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Technology Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

50

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

51

Board Review of Investment Advisory Agreement – continued

and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

52

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

53

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

54

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $33,008,000 as capital gain dividends paid during the fiscal year.

55

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

56

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® U.S. Government Cash Reserve Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LMM-ANN

MFS® U.S. Government Cash Reserve Fund

Contact information	back cover

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	54.2%
A-1	45.7%
Other Assets Less Liabilities	0.1%

Maturity breakdown (u)
0 - 7 days	20.5%
8 - 29 days	44.0%
30 - 59 days	27.4%
60 - 89 days	4.0%
90 - 365 days	4.0%
Other Assets Less Liabilities	0.1%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/20

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge)	Current 7-day yield
A	9/07/93	0.54%	0.00%
B	12/29/86	0.54%	0.00%
C	4/01/96	0.54%	0.00%
I	9/18/18	0.54%	0.00%
R1	4/01/05	0.54%	0.00%
R2	4/01/05	0.54%	0.00%
R3	4/01/05	0.54%	0.00%
R4	4/01/05	0.54%	0.00%
R6	9/18/18	0.58%	0.00%
529A	7/31/02	0.51%	0.00%
529B	7/31/02	0.51%	0.00%
529C	7/31/02	0.51%	0.00%

			1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)			(3.46)%
C With CDSC (1% for 12 months) (v)			(0.46)%
529B With CDSC (Declining over six years from 4% to 0%) (v)			(3.49)%
529C With CDSC (1% for 12 months) (v)			(0.49)%

3

Performance Summary – continued

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, R6, and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

(v)	Assuming redemption at the end of the applicable period.

Yields quoted are based on the latest seven days ended as of August 31, 2020, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	0.26%	$1,000.00	$1,000.29	$1.31
	Hypothetical (h)	0.26%	$1,000.00	$1,023.83	$1.32
B	Actual	0.27%	$1,000.00	$1,000.29	$1.36
	Hypothetical (h)	0.27%	$1,000.00	$1,023.78	$1.37
C	Actual	0.25%	$1,000.00	$1,000.29	$1.26
	Hypothetical (h)	0.25%	$1,000.00	$1,023.88	$1.27
I	Actual	0.20%	$1,000.00	$1,000.29	$1.01
	Hypothetical (h)	0.20%	$1,000.00	$1,024.13	$1.02
R1	Actual	0.27%	$1,000.00	$1,000.29	$1.36
	Hypothetical (h)	0.27%	$1,000.00	$1,023.78	$1.37
R2	Actual	0.27%	$1,000.00	$1,000.29	$1.36
	Hypothetical (h)	0.27%	$1,000.00	$1,023.78	$1.37
R3	Actual	0.25%	$1,000.00	$1,000.29	$1.26
	Hypothetical (h)	0.25%	$1,000.00	$1,023.88	$1.27
R4	Actual	0.27%	$1,000.00	$1,000.29	$1.36
	Hypothetical (h)	0.27%	$1,000.00	$1,023.78	$1.37
R6	Actual	0.26%	$1,000.00	$1,000.35	$1.31
	Hypothetical (h)	0.26%	$1,000.00	$1,023.83	$1.32
529A	Actual	0.26%	$1,000.00	$1,000.26	$1.31
	Hypothetical (h)	0.26%	$1,000.00	$1,023.83	$1.32
529B	Actual	0.28%	$1,000.00	$1,000.27	$1.41
	Hypothetical (h)	0.28%	$1,000.00	$1,023.73	$1.42
529C	Actual	0.26%	$1,000.00	$1,000.26	$1.31
	Hypothetical (h)	0.26%	$1,000.00	$1,023.83	$1.32

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As more fully disclosed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) - 96.8%
Fannie Mae, 0.156%, due 9/09/2020	$22,865,000	$22,864,223
Fannie Mae, 0.153%, due 9/16/2020	15,060,000	15,059,059
Fannie Mae, 0.092%, due 10/20/2020	11,565,000	11,563,583
Federal Farm Credit Bank, 0.081%, due 9/23/2020	5,400,000	5,399,736
Federal Home Loan Bank, 0.071%, due 9/01/2020	3,401,000	3,401,000
Federal Home Loan Bank, 0.071%, due 9/02/2020	2,173,000	2,172,996
Federal Home Loan Bank, 0.071%, due 9/04/2020	7,734,000	7,733,955
Federal Home Loan Bank, 0.061%, due 9/09/2020	13,615,000	13,614,818
Federal Home Loan Bank, 0.076%, due 9/09/2020	15,001,000	15,000,750
Federal Home Loan Bank, 0.076%, due 9/11/2020	5,662,000	5,661,882
Federal Home Loan Bank, 0.081%, due 9/11/2020	2,378,000	2,377,947
Federal Home Loan Bank, 0.096%, due 11/06/2020	12,130,000	12,127,910
Freddie Mac, 0.071%, due 9/11/2020	3,950,000	3,949,923
Freddie Mac, 0.081%, due 9/17/2020	1,000,000	999,929
Freddie Mac, 0.163%, due 9/17/2020	3,712,000	3,711,868
Freddie Mac, 0.066%, due 9/24/2020	3,000,000	2,999,875
U.S. Treasury Bill, 0.086%, due 9/01/2020	12,160,000	12,160,000
U.S. Treasury Bill, 0.061%, due 9/03/2020	12,130,000	12,129,959
U.S. Treasury Bill, 0.064%, due 9/08/2020	15,030,000	15,029,817
U.S. Treasury Bill, 0.082%, due 9/15/2020	12,055,000	12,054,623
U.S. Treasury Bill, 0.073%, due 9/22/2020	12,020,000	12,019,499
U.S. Treasury Bill, 0.089%, due 9/24/2020	4,880,000	4,879,726
U.S. Treasury Bill, 0.135%, due 9/24/2020	12,130,000	12,128,973
U.S. Treasury Bill, 0.131%, due 10/08/2020	16,525,000	16,522,817
U.S. Treasury Bill, 0.086%, due 10/13/2020	12,130,000	12,128,797
U.S. Treasury Bill, 0.086%, due 10/20/2020	12,160,000	12,158,593
U.S. Treasury Bill, 0.108%, due 10/22/2020	12,025,000	12,023,186
U.S. Treasury Bill, 0.104%, due 10/29/2020	18,095,000	18,092,012
U.S. Treasury Bill, 0.103%, due 12/01/2020	12,060,000	12,056,906
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$292,024,362

Repurchase Agreements - 3.1%
JPMorgan Chase & Co. Repurchase Agreement, 0.07%, dated 8/31/2020, due 9/01/2020, total to be received $9,312,018 (secured by U.S. Treasury obligations valued at $9,498,363 in a jointly traded account), at Cost and Value	$9,312,000	$9,312,000

Other Assets, Less Liabilities - 0.1%		401,425
Net Assets - 100.0%		$301,737,787

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at cost and value	$301,336,362
Cash	161
Receivables for
Fund shares sold	1,253,089
Interest	18
Receivable from investment adviser and distributor	110,513
Other assets	745
Total assets	$302,700,888

Liabilities
Payables for
Fund shares reacquired	$787,772
Payable to affiliates
Administrative services fee	548
Shareholder servicing costs	99,433
Program manager fees	203
Payable for independent Trustees’ compensation	4,400
Accrued expenses and other liabilities	70,745
Total liabilities	$963,101
Net assets	$301,737,787

Net assets consist of
Paid-in capital	$301,742,176
Total distributable earnings (loss)	(4,389)
Net assets	$301,737,787
Shares of beneficial interest outstanding	301,967,694

8

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share
Class A	$140,426,007	140,533,280	$1.00
Class B	9,527,661	9,534,828	1.00
Class C	34,508,420	34,534,703	1.00
Class I	9,796,927	9,804,213	1.00
Class R1	9,208,508	9,215,503	1.00
Class R2	33,675,914	33,701,518	1.00
Class R3	24,535,717	24,554,423	1.00
Class R4	2,708,777	2,710,842	1.00
Class R6	112,665	112,749	1.00
Class 529A	28,694,576	28,716,591	1.00
Class 529B	182,997	183,137	1.00
Class 529C	8,359,618	8,365,907	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

9

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$2,217,710
Other	2,111
Total investment income	$2,219,821
Expenses
Management fee	$994,088
Distribution and service fees	1,071,241
Shareholder servicing costs	436,292
Program manager fees	15,426
Administrative services fee	43,962
Independent Trustees’ compensation	9,492
Custodian fee	19,996
Shareholder communications	15,297
Audit and tax fees	39,433
Legal fees	2,284
Registration fees	161,560
Miscellaneous	40,828
Total expenses	$2,849,899
Reduction of expenses by investment adviser and distributor	(1,736,745)
Net expenses	$1,113,154
Net investment income (loss)	$1,106,667
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$100
Change in net assets from operations	$1,106,767

See Notes to Financial Statements

10

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$1,106,667	$3,428,421
Net realized gain (loss)	100	1
Change in net assets from operations	$1,106,767	$3,428,422
Total distributions to shareholders	$(1,106,667)	$(3,428,422)
Change in net assets from fund share transactions	$89,527,043	$(12,531,450)
Total change in net assets	$89,527,143	$(12,531,450)

Net assets
At beginning of period	212,210,644	224,742,094
At end of period	$301,737,787	$212,210,644

See Notes to Financial Statements

11

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.54		1.58		0.76	0.08	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96		0.98		0.94	0.91	(c)	0.91
Expenses after expense reductions (f)	0.44		0.72		0.68	0.50	(c)	0.23
Net investment income (loss)	0.44		1.57		0.76	0.08	(c)	0.00
Net assets at end of period (000 omitted)	$140,426		$99,511		$100,463	$105,859		$120,740

See Notes to Financial Statements

12

Financial Highlights – continued

Class B	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.54		1.58		0.76	0.08	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71		1.73		1.69	1.66	(c)	1.66
Expenses after expense reductions (f)	0.47		0.72		0.68	0.51	(c)	0.23
Net investment income (loss)	0.49		1.57		0.72	0.07	(c)	0.00
Net assets at end of period (000 omitted)	$9,528		$8,977		$11,664	$17,338		$18,096

Class C	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.54		1.58		0.76	0.08	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71		1.73		1.69	1.66	(c)	1.66
Expenses after expense reductions (f)	0.40		0.72		0.68	0.50	(c)	0.24
Net investment income (loss)	0.37		1.57		0.68	0.07	(c)	0.00
Net assets at end of period (000 omitted)	$34,508		$19,438		$18,451	$38,458		$48,749

See Notes to Financial Statements

13

Financial Highlights – continued

Class I	Year ended

	8/31/20		8/31/19 (i)
Net asset value, beginning of period	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.02

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)
Net asset value, end of period	$1.00		$1.00
Total return (%) (r)(t)	0.54		1.52	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69		0.73	(a)
Expenses after expense reductions (f)	0.23		0.72	(a)
Net investment income (loss)	0.06		1.60	(a)
Net assets at end of period (000 omitted)	$9,797		$56

Class R1	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.54		1.57		0.76	0.08	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71		1.73		1.69	1.66	(c)	1.66
Expenses after expense reductions (f)	0.47		0.72		0.68	0.50	(c)	0.23
Net investment income (loss)	0.48		1.57		0.72	0.07	(c)	0.00
Net assets at end of period (000 omitted)	$9,209		$7,610		$8,305	$12,236		$14,569

See Notes to Financial Statements

14

Financial Highlights – continued

Class R2	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01		$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.01		$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.01)		$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.54		1.57		0.76	0.08	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21		1.23		1.19	1.16	(c)	1.16
Expenses after expense reductions (f)	0.48		0.72		0.68	0.51	(c)	0.23
Net investment income (loss)	0.51		1.57		0.73	0.08	(c)	0.00
Net assets at end of period (000 omitted)	$33,676		$31,672		$34,993	$48,184		$51,537

Class R3	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.54		1.57		0.76	0.08	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96		0.98		0.94	0.91	(c)	0.91
Expenses after expense reductions (f)	0.44		0.72		0.68	0.51	(c)	0.23
Net investment income (loss)	0.44		1.55		0.73	0.08	(c)	0.00
Net assets at end of period (000 omitted)	$24,536		$16,471		$26,227	$35,196		$37,650
See Notes to Financial Statements

15

Financial Highlights – continued

Class R4	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01		$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.01		$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.01)		$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.54		1.57		0.76	0.08	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71		0.73		0.69	0.67	(c)	0.66
Expenses after expense reductions (f)	0.49		0.72		0.68	0.52	(c)	0.23
Net investment income (loss)	0.54		1.57		0.74	0.08	(c)	0.00
Net assets at end of period (000 omitted)	$2,709		$2,676		$2,729	$3,250		$3,077

Class R6	Year ended

	8/31/20		8/31/19 (i)
Net asset value, beginning of period	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.02

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)
Net asset value, end of period	$1.00		$1.00
Total return (%) (r)(t)	0.58		1.58	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65		0.66	(a)
Expenses after expense reductions (f)	0.42		0.65	(a)
Net investment income (loss)	0.46		1.65	(a)
Net assets at end of period (000 omitted)	$113		$54

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529A	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.51		1.53		0.71	0.06	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01		1.03		1.00	1.01	(c)	1.00
Expenses after expense reductions (f)	0.47		0.77		0.73	0.53	(c)	0.23
Net investment income (loss)	0.44		1.52		0.73	0.06	(c)	0.00
Net assets at end of period (000 omitted)	$28,695		$19,061		$15,197	$13,208		$12,841

Class 529B	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01		$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.01		$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.01)		$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.51		1.53		0.71	0.06	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76		1.78		1.75	1.76	(c)	1.76
Expenses after expense reductions (f)	0.53		0.77		0.73	0.53	(c)	0.22
Net investment income (loss)	0.53		1.51		0.71	0.06	(c)	0.00
Net assets at end of period (000 omitted)	$183		$247		$293	$348		$355

See Notes to Financial Statements

17

Financial Highlights – continued

Class 529C	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01	$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.00	(w)	0.00	(w)	—	(0.00	)(w)	—
Total from investment operations	$0.00	(w)	$0.02		$0.01	$0.00	(w)	$0.00

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.02)		$(0.01)	$(0.00	)(w)	$—
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.51		1.53		0.71	0.06	(c)	0.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76		1.78		1.75	1.76	(c)	1.76
Expenses after expense reductions (f)	0.49		0.77		0.73	0.54	(c)	0.24
Net investment income (loss)	0.46		1.52		0.70	0.06	(c)	0.00
Net assets at end of period (000 omitted)	$8,360		$6,437		$6,419	$6,957		$6,728

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as

19

Notes to Financial Statements – continued

adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$301,336,362	$—	$301,336,362

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At August 31, 2020, the fund had investments in repurchase agreements with a gross value of $9,312,000 included in investments in unaffiliated issuers in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

20

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

During the year ended August 31, 2020, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$1,106,667	$3,428,422

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$301,336,362
Other temporary differences	(4,389)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and

21

Notes to Financial Statements – continued

Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19 (i)
Class A	$526,766	$1,584,216
Class B	46,026	162,414
Class C	96,350	317,540
Class I	1,357	1,185
Class R1	40,645	127,647
Class R2	160,346	527,732
Class R3	83,166	291,144
Class R4	14,581	42,820
Class R6	431	819
Class 529A	102,419	268,010
Class 529B	1,227	3,915
Class 529C	33,353	100,980
Total	$1,106,667	$3,428,422

(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2019 through July 31, 2020, the management fee was computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. Effective August 1, 2020, the management fee is computed daily and paid monthly at the following annual rates of the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion	0.35%

During the year ended August 31, 2020, MFS voluntarily waived receipt of $424,213 of the fund’s management fee in order to avoid a negative yield. For the year ended August 31, 2020, this amount is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $26,691, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2020, these waivers had the effect of reducing the management fee by 0.18% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.22% of the fund’s average daily net assets.

In order to avoid a negative yield for the year ended August 31, 2020, MFS voluntarily agreed to reduce certain other expenses in the amount of $71,971, which is included in the reduction of total expenses in the Statement of Operations.

22

Notes to Financial Statements – continued

Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.37%	0.50%	0.50%	0.50%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2021. For the period from August 1, 2020 through August 31, 2020, this reduction amounted to $64,961 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$297,446
Class B	0.75%	0.25%	1.00%	0.00%	93,389
Class C	0.75%	0.25%	1.00%	0.00%	258,952
Class R1	0.75%	0.25%	1.00%	0.00%	84,243
Class R2	0.25%	0.25%	0.50%	0.00%	156,790
Class R3	—	0.25%	0.25%	0.00%	46,906
Class 529A	—	0.25%	0.25%	0.00%	58,331
Class 529B	0.75%	0.25%	1.00%	0.00%	2,301
Class 529C	0.75%	0.25%	1.00%	0.00%	72,883
Total Distribution and Service Fees					$1,071,241

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has agreed in writing to waive any distribution and/or service fees for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2021. These reductions, for the year ended August 31, 2020, for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C

23

Notes to Financial Statements – continued

amounted to $297,446, $93,389, $258,952, $84,243, $156,790, $46,906, $58,331, $2,301, and $72,883, respectively, and are included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$2,849
Class B	33,853
Class C	11,676
Class 529B	—
Class 529C	1,054

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. During the year ended August 31, 2020, MFS voluntarily agreed to reduce the fund’s program manager fees in the amount of $8,046 in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. For the year ended August 31, 2020, this amount is included in the reduction of total expenses in the Statements of Operations. This voluntary reduction had the effect of reducing the program manager fee by 0.03%, 0.02%, and 0.03% of average daily net assets attributable to Class 529A, Class 529B, and 529C shares, respectively, on an annualized basis. The program manager fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.02%, 0.03%, and 0.02% of average daily net assets attributable to Class 529A, Class 529B, and 529C shares, respectively. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2020, were as follows:

	Fee	Waiver
Class 529A	$11,666	$6,142
Class 529B	115	50
Class 529C	3,645	1,854
Total Program Manager Fees	$15,426	$8,046

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $187,765, which equated to 0.0756%

24

Notes to Financial Statements – continued

annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $248,527. During the year ended August 31, 2020, MFS voluntarily agreed to reduce the fund’s sub-accounting fee in the amount of $69,622 in order to avoid a negative yield, which is included in the reduction of total expenses in the Statements of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $694 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $4,389 at August 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – On September 17, 2018, MFS purchased 50,000 shares of Class I for an aggregate amount of $50,000 and 50,000 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in the class.

At August 31, 2020, MFS held approximately 99% of the outstanding shares of Class R4.

25

Notes to Financial Statements – continued

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 8/31/20	Year ended 8/31/19 (i)
Shares sold
Class A	122,940,202	59,431,027
Class B	8,381,554	5,310,326
Class C	41,843,235	24,050,108
Class I	11,753,483	354,368
Class R1	4,897,312	2,191,482
Class R2	22,199,048	10,113,188
Class R3	17,768,905	8,456,459
Class R4	39,778	17,622
Class R6	64,875	72,440
Class 529A	20,385,658	12,190,039
Class 529B	141,050	126,828
Class 529C	6,623,904	3,281,304
	257,039,004	125,595,191

Shares issued to shareholders in reinvestment of distributions
Class A	511,320	1,537,241
Class B	43,246	152,269
Class C	92,098	307,001
Class I	1,248	888
Class R1	40,600	127,564
Class R2	160,346	527,539
Class R3	83,166	291,144
Class R4	14,581	42,820
Class R6	431	819
Class 529A	101,802	266,573
Class 529B	1,207	3,891
Class 529C	33,129	100,345
	1,083,174	3,358,094

26

Notes to Financial Statements – continued

	Year ended 8/31/20	Year ended 8/31/19 (i)
Shares reacquired
Class A	(82,537,454)	(61,915,466)
Class B	(7,876,811)	(8,152,109)
Class C	(26,859,099)	(23,369,100)
Class I	(2,006,406)	(299,368)
Class R1	(3,341,014)	(3,014,203)
Class R2	(20,364,536)	(13,961,909)
Class R3	(9,786,066)	(18,513,241)
Class R4	(22,746)	(113,448)
Class R6	(7,061)	(18,755)
Class 529A	(10,851,883)	(8,587,889)
Class 529B	(206,442)	(176,267)
Class 529C	(4,735,617)	(3,362,980)
	(168,595,135)	(141,484,735)

Net change
Class A	40,914,068	(947,198)
Class B	547,989	(2,689,514)
Class C	15,076,234	988,009
Class I	9,748,325	55,888
Class R1	1,596,898	(695,157)
Class R2	1,994,858	(3,321,182)
Class R3	8,066,005	(9,765,638)
Class R4	31,613	(53,006)
Class R6	58,245	54,504
Class 529A	9,635,577	3,868,723
Class 529B	(64,185)	(45,548)
Class 529C	1,921,416	18,669
	89,527,043	(12,531,450)

(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Effective at the close of business on May 29, 2020, purchases of the fund are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated

27

Notes to Financial Statements – continued

among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $1,050 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(6) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(7) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C and Class 529C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A or Class 529A shares, respectively, of the same fund. Please see the fund’s prospectus for details.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities MFS U.S. Government Cash Reserve Fund (the “Fund”), including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

29

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

30

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

36

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Edward O’Dette

37

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS U.S. Government Cash Reserve Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

38

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

39

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to implement an expense limitation for the Fund effective August 1, 2020, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed to implement a contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $1 billion effective August 1, 2020. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

40

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

41

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

42

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

EIF-ANN

MFS® Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Johnson & Johnson	4.2%
JPMorgan Chase & Co.	3.9%
Comcast Corp., “A”	3.2%
Medtronic PLC	3.0%
Accenture PLC, “A”	2.7%
Honeywell International, Inc.	2.6%
Texas Instruments, Inc.	2.5%
Northrop Grumman Corp.	2.4%
Aon PLC	2.4%
Duke Energy Corp.	2.1%

GICS equity sectors (g)
Financials	24.4%
Health Care	20.5%
Industrials	17.9%
Information Technology	10.7%
Consumer Staples	7.5%
Utilities	6.5%
Materials	3.8%
Communication Services	3.7%
Energy	2.4%
Consumer Discretionary	1.6%
Real Estate	0.4%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Value Fund (fund) provided a total return of 2.93%, at net asset value. This compares with a return of 0.84% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Contributors to Performance

An underweight position in the energy sector contributed to performance relative to the Russell 1000® Value Index, led by the fund’s underweight position in integrated oil and gas company Exxon Mobil (h). The share price of Exxon Mobil fell during the period

3

Management Review – continued

after the company missed consensus estimates on the back of disappointing chemical and refining margins and higher costs. Furthermore, oil and gas prices came under significant pressure due to lower demand from disruptions caused by the COVID-19 virus and the price war between Saudi Arabia and Russia.

Stock selection in both the industrials and financials sectors also supported relative returns. Within the industrials sector, overweight positions in industrial products and equipment producer Illinois Tool Works and leading diversified industrial manufacturer Eaton (Ireland) boosted relative results. The share price of Illinois Tool Works appreciated after the company delivered solid earnings, driven by both better-than-expected organic growth and margins, particularly within its Auto and Food Equipment segments, paired with higher cost-savings efforts. Within the financials sector, overweight positions in securities exchange services provider NASDAQ and risk management and consulting firm Marsh & McLennan further helped relative performance.

An overweight position in the health care sector also aided relative returns. Within this sector, the fund’s overweight positions in life sciences supply company Thermo Fisher Scientific and healthcare equipment manufacturer Danaher bolstered relative results. The share price of Thermo Fisher Scientific reacted positively to higher-than-anticipated organic revenue growth, which was driven by genetic analysis, bio-production and transplant/clinical diagnostics segments. The company also increased its revenue guidance for the upcoming year, primarily driven by its SARS-CoV-2 Total Antibody test, a more unique offering than other manufacturers. Furthermore, the company’s Life Science Solutions division performed well, owing to increased biomolecular and bioprocessing end-market demand.

Stocks in other sectors that strengthened relative returns included the fund’s positions in IT services firm Accenture (b)  and paint and coating manufacturer Sherwin-Williams (b), and its overweight position in semiconductor company Texas Instruments. The share price of Accenture rose as investors appeared to have responded positively to the company’s announcement of a new CEO. Additionally, management reported higher-than-expected revenue and earnings, driven by an increase in bookings, combined with a robust outlook for new contracts growth.

Detractors from Performance

Stock selection in both the utilities and consumer staples sectors detracted from relative results. Within the utilities sector, an overweight position in power provider FirstEnergy (h) held back relative performance. The share price of FirstEnergy dropped following allegations of bribery case around Ohio House Speaker, Larry Householder, about the passage of a nuclear subsidy bill from 2019. While FirstEnergy has not been directly implicated yet, the company received subpoenas from the US Attorney, which in turn appeared to have weakened investors’ sentiment. Within the consumer staples sector, holdings of premium drinks distributer Diageo (b) (United Kingdom), not owning shares of retail giant Walmart, and the timing of the fund’s ownership in shares of household products maker Procter & Gamble (h), dampened relative returns.

Elsewhere, the fund’s underweight position in semiconductor company Intel hampered relative performance. Overweight positions in financial services company U.S. Bancorp, property and casualty insurers Travelers Companies and Chubb, and diversified

4

Management Review – continued

financial services firm Citigroup further weakened relative returns. The share price of U.S. Bancorp fell as bond yields collapsed, notably on the US 10-year Treasury bonds, and concerns about increased potential loan losses arose as global economic activity ground to a halt in efforts to stem the spread of the COVID-19 virus. Additionally, holdings of integrated energy company Suncor Energy (b) further weakened relative results.

Respectfully,

Portfolio Manager(s)

Katherine Cannan, Nevin Chitkara, and Steven Gorham

Note to Shareholders: Effective December 31, 2019, Katherine Cannan was added as a Portfolio Manager of the Fund. Effective December 31, 2020, Steven Gorham will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions.

The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly.

Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	2.93%	8.52%	11.50%
B	11/04/97	2.15%	7.71%	10.66%
C	11/05/97	2.14%	7.71%	10.66%
I	1/02/97	3.18%	8.79%	11.78%
R1	4/01/05	2.15%	7.70%	10.66%
R2	10/31/03	2.66%	8.25%	11.22%
R3	4/01/05	2.92%	8.52%	11.50%
R4	4/01/05	3.17%	8.79%	11.77%
R6	5/01/06	3.29%	8.90%	11.86%
529A	7/31/02	2.89%	8.50%	11.47%
529B	7/31/02	2.79%	8.08%	10.87%
529C	7/31/02	2.10%	7.66%	10.61%

Comparative benchmark(s)
Russell 1000® Value Index (f)		0.84%	7.53%	11.05%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.98)%	7.24%	10.84%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.85)%	7.41%	10.66%
C With CDSC (1% for 12 months) (v)		1.14%	7.71%	10.66%
529A With Initial Sales Charge (5.75%)		(3.03)%	7.23%	10.82%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(1.21)%	7.79%	10.87%
529C With CDSC (1% for 12 months) (v)		1.10%	7.66%	10.61%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	0.83%	$1,000.00	$1,050.67	$4.28
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
B	Actual	1.58%	$1,000.00	$1,046.79	$8.13
	Hypothetical (h)	1.58%	$1,000.00	$1,017.19	$8.01
C	Actual	1.58%	$1,000.00	$1,046.75	$8.13
	Hypothetical (h)	1.58%	$1,000.00	$1,017.19	$8.01
I	Actual	0.58%	$1,000.00	$1,051.82	$2.99
	Hypothetical (h)	0.58%	$1,000.00	$1,022.22	$2.95
R1	Actual	1.58%	$1,000.00	$1,046.55	$8.13
	Hypothetical (h)	1.58%	$1,000.00	$1,017.19	$8.01
R2	Actual	1.08%	$1,000.00	$1,049.18	$5.56
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48
R3	Actual	0.83%	$1,000.00	$1,050.60	$4.28
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
R4	Actual	0.58%	$1,000.00	$1,051.84	$2.99
	Hypothetical (h)	0.58%	$1,000.00	$1,022.22	$2.95
R6	Actual	0.47%	$1,000.00	$1,052.48	$2.42
	Hypothetical (h)	0.47%	$1,000.00	$1,022.77	$2.39
529A	Actual	0.85%	$1,000.00	$1,050.51	$4.38
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
529B	Actual	0.87%	$1,000.00	$1,050.25	$4.48
	Hypothetical (h)	0.87%	$1,000.00	$1,020.76	$4.42
529C	Actual	1.63%	$1,000.00	$1,046.40	$8.38
	Hypothetical (h)	1.63%	$1,000.00	$1,016.94	$8.26

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from March 1, 2020 through August 31, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and

10

Expense Table – continued

the hypothetical expenses paid during the period would have been approximately 1.63%, $8.40, and $8.26 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.4%
Aerospace - 6.8%
Honeywell International, Inc.	7,585,711	$1,255,814,456
Lockheed Martin Corp.	1,486,101	579,965,776
Northrop Grumman Corp.	3,504,205	1,200,575,675
Raytheon Technologies Corp.	5,073,868	309,505,948

		$3,345,861,855
Alcoholic Beverages - 1.3%
Diageo PLC	19,618,293	$658,110,214
Diageo PLC, ADR	3,368	452,659

		$658,562,873
Automotive - 0.3%
Aptiv PLC	1,416,579	$121,995,783

Brokerage & Asset Managers - 3.5%
BlackRock, Inc.	1,105,555	$656,909,725
NASDAQ, Inc.	5,819,735	782,288,779
T. Rowe Price Group, Inc.	2,154,889	299,982,098

		$1,739,180,602
Business Services - 6.6%
Accenture PLC, “A”	5,597,338	$1,342,969,306
Equifax, Inc.	2,738,921	460,878,236
Fidelity National Information Services, Inc.	5,068,688	764,611,585
Fiserv, Inc. (a)	6,923,053	689,397,618

		$3,257,856,745
Cable TV - 3.2%
Comcast Corp., “A”	35,105,280	$1,573,067,597

Chemicals - 1.7%
PPG Industries, Inc.	6,835,730	$823,021,892

Construction - 3.9%
Masco Corp.	7,999,839	$466,390,614
Otis Worldwide Corp.	2,536,933	159,573,086
Sherwin-Williams Co.	1,016,039	681,812,971
Stanley Black & Decker, Inc.	3,665,471	591,240,472

		$1,899,017,143

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.6%
Colgate-Palmolive Co.	1,430,668	$113,394,746
Kimberly-Clark Corp.	2,410,572	380,291,839
Reckitt Benckiser Group PLC	2,782,562	279,341,204
Reckitt Benckiser Group PLC, ADR	8,175	164,154

		$773,191,943
Electrical Equipment - 1.1%
Johnson Controls International PLC	13,184,009	$536,984,687

Electronics - 5.0%
Analog Devices, Inc.	2,871,588	$335,631,205
Intel Corp.	9,027,898	459,971,403
NXP Semiconductors N.V.	3,565,739	448,427,337
Texas Instruments, Inc.	8,576,188	1,219,105,124

		$2,463,135,069
Energy - Independent - 1.4%
ConocoPhillips	8,685,865	$329,107,425
EOG Resources, Inc.	4,561,714	206,828,113
Pioneer Natural Resources Co.	1,375,878	142,995,000

		$678,930,538
Energy - Integrated - 1.0%
Chevron Corp.	3,264,301	$273,972,783
Suncor Energy, Inc.	14,699,683	235,875,620
Suncor Energy, Inc.	10,267	164,580

		$510,012,983
Food & Beverages - 4.1%
Archer Daniels Midland Co.	6,361,255	$284,729,774
Danone S.A.	2,828,594	185,990,223
Danone S.A., ADR	8,450	110,442
J.M. Smucker Co.	1,267,010	152,269,262
Nestle S.A.	8,262,222	992,252,691
Nestle S.A., ADR	5,005	602,627
PepsiCo, Inc.	2,685,025	376,064,601

		$1,992,019,620
Gaming & Lodging - 0.3%
Marriott International, Inc., “A”	1,577,054	$162,294,627

Health Maintenance Organizations - 2.1%
Cigna Corp.	5,761,626	$1,021,939,604

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 8.1%
AON PLC	5,975,317	$1,195,003,647
Chubb Ltd.	7,603,255	950,406,875
Marsh & McLennan Cos., Inc.	8,747,498	1,005,174,995
Travelers Cos., Inc.	7,241,102	840,257,476

		$3,990,842,993
Machinery & Tools - 4.4%
Eaton Corp. PLC	6,767,373	$690,948,783
Illinois Tool Works, Inc.	5,027,337	993,150,425
Trane Technologies PLC	4,150,723	491,404,096

		$2,175,503,304
Major Banks - 7.0%
Goldman Sachs Group, Inc.	3,755,760	$769,442,551
JPMorgan Chase & Co.	18,927,429	1,896,339,111
PNC Financial Services Group, Inc.	4,293,551	477,442,871
State Street Corp.	4,617,328	314,393,864

		$3,457,618,397
Medical & Health Technology & Services - 0.9%
McKesson Corp.	2,916,003	$447,431,500

Medical Equipment - 9.4%
Abbott Laboratories	7,750,787	$848,478,653
Boston Scientific Corp. (a)	9,940,583	407,762,715
Danaher Corp.	4,510,074	931,194,979
Medtronic PLC	13,617,531	1,463,476,056
Thermo Fisher Scientific, Inc.	2,253,378	966,654,094

		$4,617,566,497

Other Banks & Diversified Financials - 5.7%
American Express Co.	4,046,040	$411,037,204
Citigroup, Inc.	18,088,437	924,680,899
Moody’s Corp.	1,059,890	312,285,990
Truist Financial Corp.	12,263,578	475,949,462
U.S. Bancorp	17,859,396	650,082,014

		$2,774,035,569
Pharmaceuticals - 8.1%
Johnson & Johnson	13,426,188	$2,059,711,501
Merck & Co., Inc.	8,610,600	734,225,862
Pfizer, Inc.	24,643,016	931,259,574
Roche Holding AG	742,634	259,361,197
Roche Holding Ltd., ADR	3,584	156,621

		$3,984,714,755

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 2.2%
Canadian National Railway Co.	3,244,895	$339,351,119
Union Pacific Corp.	3,794,886	730,287,862

		$1,069,638,981
Real Estate - 0.4%
Public Storage, Inc., REIT	838,739	$178,148,164

Specialty Chemicals - 0.7%
DuPont de Nemours, Inc.	6,529,825	$364,103,042

Specialty Stores - 1.1%
Lowe’s Cos., Inc.	3,149,717	$518,726,893

Telephone Services - 0.5%
Verizon Communications, Inc.	4,089,621	$242,391,837

Tobacco - 0.5%
Philip Morris International, Inc.	3,203,430	$255,601,680

Utilities - Electric Power - 6.5%
American Electric Power Co., Inc.	3,461,699	$272,885,732
Dominion Energy, Inc.	8,687,108	681,416,751
Duke Energy Corp.	13,135,684	1,055,320,853
Southern Co.	16,257,271	848,304,401
Xcel Energy, Inc.	4,573,200	317,723,070

		$3,175,650,807
Total Common Stocks (Identified Cost, $30,452,992,796)		$48,809,047,980

Investment Companies (h) - 1.4%
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $688,394,733)	688,394,733	$688,394,733

Other Assets, Less Liabilities - (0.8)%		(372,369,189)
Net Assets - 100.0%		$49,125,073,524

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $688,394,733 and $48,809,047,980, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

15

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $30,452,992,796)	$48,809,047,980
Investments in affiliated issuers, at value (identified cost, $688,394,733)	688,394,733
Cash	2,080
Receivables for
Fund shares sold	73,657,156
Dividends	146,550,381
Other assets	34,529
Total assets	$49,717,686,859

Liabilities
Payables for
Fund shares reacquired	$578,910,835
Payable to affiliates
Investment adviser	2,402,956
Administrative services fee	6,144
Shareholder servicing costs	9,768,164
Distribution and service fees	328,967
Program manager fees	180
Payable for independent Trustees’ compensation	62
Accrued expenses and other liabilities	1,196,027
Total liabilities	$592,613,335
Net assets	$49,125,073,524

Net assets consist of
Paid-in capital	$30,182,302,571
Total distributable earnings (loss)	18,942,770,953
Net assets	$49,125,073,524
Shares of beneficial interest outstanding	1,186,647,332

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,460,836,525	156,404,130	$41.31
Class B	55,896,670	1,359,421	41.12
Class C	650,696,888	15,949,129	40.80
Class I	21,027,881,691	505,963,046	41.56
Class R1	18,913,820	467,546	40.45
Class R2	359,598,201	8,800,726	40.86
Class R3	2,036,092,701	49,495,260	41.14
Class R4	2,323,830,019	56,252,822	41.31
Class R6	16,158,506,699	391,151,656	41.31
Class 529A	28,038,295	684,838	40.94
Class 529B	473,632	11,694	40.50
Class 529C	4,308,383	107,064	40.24

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $43.83 [100 / 94.25 x $41.31] and $43.44 [100 / 94.25 x $40.94], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,128,478,706
Dividends from affiliated issuers	5,993,781
Income on securities loaned	3,740,745
Other	1,143,818
Foreign taxes withheld	(8,927,824)
Total investment income	$1,130,429,226
Expenses
Management fee	$217,641,158
Distribution and service fees	32,059,849
Shareholder servicing costs	36,190,603
Program manager fees	16,481
Administrative services fee	573,208
Independent Trustees’ compensation	200,024
Custodian fee	694,754
Shareholder communications	1,692,581
Audit and tax fees	68,678
Legal fees	408,822
Miscellaneous	1,638,773
Total expenses	$291,184,931
Reduction of expenses by investment adviser and distributor	(5,129,138)
Net expenses	$286,055,793
Net investment income (loss)	$844,373,433

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$690,730,892
Affiliated issuers	(115,246)
Foreign currency	(533,230)
Net realized gain (loss)	$690,082,416
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$100,401,291
Affiliated issuers	(43,676)
Translation of assets and liabilities in foreign currencies	2,263,939
Net unrealized gain (loss)	$102,621,554
Net realized and unrealized gain (loss)	$792,703,970
Change in net assets from operations	$1,637,077,403

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$844,373,433	$1,023,614,003
Net realized gain (loss)	690,082,416	748,154,368
Net unrealized gain (loss)	102,621,554	492,230,726
Change in net assets from operations	$1,637,077,403	$2,263,999,097
Total distributions to shareholders	$(1,492,986,929)	$(1,629,458,929)
Change in net assets from fund share transactions	$1,196,891,687	$(1,485,669,529)
Total change in net assets	$1,340,982,161	$(851,129,361)

Net assets
At beginning of period	47,784,091,363	48,635,220,724
At end of period	$49,125,073,524	$47,784,091,363

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$41.31	$40.82	$39.00	$35.93		$33.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	$0.79	$0.59	$0.66	(c)	$0.54
Net realized and unrealized gain (loss)	0.57	1.03	3.04	3.65		3.81
Total from investment operations	$1.20	$1.82	$3.63	$4.31		$4.35

Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.79)	$(0.60)	$(0.62)		$(0.56)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(1.20)	$(1.33)	$(1.81)	$(1.24)		$(1.80)
Net asset value, end of period (x)	$41.31	$41.31	$40.82	$39.00		$35.93
Total return (%) (r)(s)(t)(x)	2.93	4.85	9.42	12.24	(c)	13.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.82	0.86	(c)	0.90
Expenses after expense reductions (f)	0.82	0.82	0.81	0.84	(c)	0.86
Net investment income (loss)	1.56	2.00	1.46	1.77	(c)	1.60
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$6,460,837	$6,520,132	$6,736,296	$6,344,965		$9,033,842

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$41.09	$40.59	$38.76	$35.72		$33.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.49	$0.28	$0.37	(c)	$0.28
Net realized and unrealized gain (loss)	0.58	1.03	3.04	3.64		3.79
Total from investment operations	$0.90	$1.52	$3.32	$4.01		$4.07

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.48)	$(0.28)	$(0.35)		$(0.30)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(0.87)	$(1.02)	$(1.49)	$(0.97)		$(1.54)
Net asset value, end of period (x)	$41.12	$41.09	$40.59	$38.76		$35.72
Total return (%) (r)(s)(t)(x)	2.15	4.08	8.62	11.40	(c)	12.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	1.57	1.61	(c)	1.65
Expenses after expense reductions (f)	1.56	1.57	1.56	1.59	(c)	1.61
Net investment income (loss)	0.79	1.24	0.71	0.99	(c)	0.85
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$55,897	$84,737	$111,494	$137,361		$154,742

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$40.80	$40.31	$38.52	$35.50		$33.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.49	$0.28	$0.37	(c)	$0.28
Net realized and unrealized gain (loss)	0.56	1.03	3.01	3.62		3.77
Total from investment operations	$0.88	$1.52	$3.29	$3.99		$4.05

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.49)	$(0.29)	$(0.35)		$(0.31)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(0.88)	$(1.03)	$(1.50)	$(0.97)		$(1.55)
Net asset value, end of period (x)	$40.80	$40.80	$40.31	$38.52		$35.50
Total return (%) (r)(s)(t)(x)	2.14	4.10	8.58	11.43	(c)	12.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	1.57	1.61	(c)	1.65
Expenses after expense reductions (f)	1.57	1.57	1.56	1.59	(c)	1.61
Net investment income (loss)	0.80	1.24	0.71	0.99	(c)	0.85
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$650,697	$881,020	$1,050,477	$1,389,685		$1,538,605

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$41.56	$41.06	$39.22	$36.13		$33.56

Income (loss) from investment operations
Net investment income (loss) (d)	$0.74	$0.90	$0.70	$0.74	(c)	$0.63
Net realized and unrealized gain (loss)	0.56	1.02	3.05	3.70		3.82
Total from investment operations	$1.30	$1.92	$3.75	$4.44		$4.45

Less distributions declared to shareholders
From net investment income	$(0.75)	$(0.88)	$(0.70)	$(0.73)		$(0.64)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(1.30)	$(1.42)	$(1.91)	$(1.35)		$(1.88)
Net asset value, end of period (x)	$41.56	$41.56	$41.06	$39.22		$36.13
Total return (%) (r)(s)(t)(x)	3.18	5.11	9.69	12.54	(c)	13.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.58	0.57	0.61	(c)	0.65
Expenses after expense reductions (f)	0.57	0.57	0.57	0.59	(c)	0.61
Net investment income (loss)	1.81	2.25	1.72	1.98	(c)	1.84
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$21,027,882	$20,076,773	$20,727,676	$19,624,016		$17,134,836

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$40.47	$40.01	$38.25	$35.27		$32.79

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.48	$0.28	$0.36	(c)	$0.28
Net realized and unrealized gain (loss)	0.55	1.02	2.99	3.60		3.74
Total from investment operations	$0.87	$1.50	$3.27	$3.96		$4.02

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.50)	$(0.30)	$(0.36)		$(0.30)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(0.89)	$(1.04)	$(1.51)	$(0.98)		$(1.54)
Net asset value, end of period (x)	$40.45	$40.47	$40.01	$38.25		$35.27
Total return (%) (r)(s)(t)(x)	2.13	4.08	8.61	11.40	(c)	12.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	1.57	1.61	(c)	1.65
Expenses after expense reductions (f)	1.57	1.57	1.56	1.59	(c)	1.61
Net investment income (loss)	0.80	1.24	0.72	0.99	(c)	0.85
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$18,914	$21,820	$24,791	$26,663		$27,096
See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$40.87	$40.39	$38.60	$35.59		$33.08

Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.68	$0.48	$0.55	(c)	$0.45
Net realized and unrealized gain (loss)	0.56	1.03	3.02	3.62		3.78
Total from investment operations	$1.08	$1.71	$3.50	$4.17		$4.23

Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.69)	$(0.50)	$(0.54)		$(0.48)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(1.09)	$(1.23)	$(1.71)	$(1.16)		$(1.72)
Net asset value, end of period (x)	$40.86	$40.87	$40.39	$38.60		$35.59
Total return (%) (r)(s)(t)(x)	2.66	4.60	9.15	11.95	(c)	13.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.07	1.11	(c)	1.15
Expenses after expense reductions (f)	1.07	1.07	1.07	1.09	(c)	1.11
Net investment income (loss)	1.30	1.73	1.21	1.49	(c)	1.35
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$359,598	$437,221	$550,200	$614,044		$567,665

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$41.15	$40.66	$38.85	$35.81		$33.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	$0.79	$0.59	$0.65	(c)	$0.54
Net realized and unrealized gain (loss)	0.56	1.03	3.03	3.64		3.79
Total from investment operations	$1.19	$1.82	$3.62	$4.29		$4.33

Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.79)	$(0.60)	$(0.63)		$(0.56)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(1.20)	$(1.33)	$(1.81)	$(1.25)		$(1.80)
Net asset value, end of period (x)	$41.14	$41.15	$40.66	$38.85		$35.81
Total return (%) (r)(s)(t)(x)	2.92	4.87	9.43	12.23	(c)	13.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.82	0.86	(c)	0.90
Expenses after expense reductions (f)	0.82	0.82	0.82	0.84	(c)	0.86
Net investment income (loss)	1.56	1.99	1.47	1.74	(c)	1.60
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$2,036,093	$2,096,743	$2,259,562	$2,030,023		$1,903,910

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$41.32	$40.82	$39.00	$35.94		$33.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.73	$0.89	$0.69	$0.74	(c)	$0.62
Net realized and unrealized gain (loss)	0.56	1.03	3.04	3.67		3.80
Total from investment operations	$1.29	$1.92	$3.73	$4.41		$4.42

Less distributions declared to shareholders
From net investment income	$(0.75)	$(0.88)	$(0.70)	$(0.73)		$(0.64)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(1.30)	$(1.42)	$(1.91)	$(1.35)		$(1.88)
Net asset value, end of period (x)	$41.31	$41.32	$40.82	$39.00		$35.94
Total return (%) (r)(s)(t)(x)	3.17	5.14	9.70	12.52	(c)	13.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.58	0.57	0.61	(c)	0.65
Expenses after expense reductions (f)	0.57	0.57	0.57	0.59	(c)	0.61
Net investment income (loss)	1.80	2.24	1.72	1.99	(c)	1.85
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$2,323,830	$2,916,674	$3,201,331	$3,060,883		$3,233,421

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$41.32	$40.83	$39.01	$35.94		$33.40

Income (loss) from investment operations
Net investment income (loss) (d)	$0.78	$0.93	$0.73	$0.76	(c)	$0.66
Net realized and unrealized gain (loss)	0.55	1.02	3.04	3.69		3.80
Total from investment operations	$1.33	$1.95	$3.77	$4.45		$4.46

Less distributions declared to shareholders
From net investment income	$(0.79)	$(0.92)	$(0.74)	$(0.76)		$(0.68)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(1.34)	$(1.46)	$(1.95)	$(1.38)		$(1.92)
Net asset value, end of period (x)	$41.31	$41.32	$40.83	$39.01		$35.94
Total return (%) (r)(s)(t)(x)	3.29	5.22	9.81	12.66	(c)	13.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.48	0.47	0.51	(c)	0.54
Expenses after expense reductions (f)	0.46	0.47	0.47	0.49	(c)	0.50
Net investment income (loss)	1.92	2.35	1.83	2.04	(c)	1.95
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$16,158,507	$14,716,194	$13,941,823	$10,957,734		$6,218,954

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$40.96	$40.48	$38.69	$35.67		$33.15

Income (loss) from investment operations
Net investment income (loss) (d)	$0.62	$0.78	$0.58	$0.63	(c)	$0.53
Net realized and unrealized gain (loss)	0.55	1.02	3.02	3.64		3.79
Total from investment operations	$1.17	$1.80	$3.60	$4.27		$4.32

Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.78)	$(0.60)	$(0.63)		$(0.56)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(1.19)	$(1.32)	$(1.81)	$(1.25)		$(1.80)
Net asset value, end of period (x)	$40.94	$40.96	$40.48	$38.69		$35.67
Total return (%) (r)(s)(t)(x)	2.89	4.85	9.40	12.21	(c)	13.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.89	0.96	(c)	1.00
Expenses after expense reductions (f)	0.84	0.84	0.83	0.85	(c)	0.86
Net investment income (loss)	1.54	1.98	1.45	1.71	(c)	1.59
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$28,038	$27,149	$25,416	$22,490		$18,625

Class 529B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$40.46	$40.05	$38.23	$35.27		$32.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.57	$0.63	$0.43	$0.47	(c)	$0.29
Net realized and unrealized gain (loss)	0.55	1.00	3.00	3.61		3.73
Total from investment operations	$1.12	$1.63	$3.43	$4.08		$4.02

Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.68)	$(0.40)	$(0.50)		$(0.29)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(1.08)	$(1.22)	$(1.61)	$(1.12)		$(1.53)
Net asset value, end of period (x)	$40.50	$40.46	$40.05	$38.23		$35.27
Total return (%) (r)(s)(t)(x)	2.79	4.46	9.05	11.78	(c)	12.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	1.22	1.22	1.34	(c)	1.68
Expenses after expense reductions (f)	0.94	1.20	1.19	1.26	(c)	1.58
Net investment income (loss)	1.42	1.61	1.10	1.28	(c)	0.87
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$474	$680	$835	$908		$941

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$40.26	$39.81	$38.07	$35.11		$32.66

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.46	$0.26	$0.34	(c)	$0.26
Net realized and unrealized gain (loss)	0.56	1.01	2.97	3.59		3.73
Total from investment operations	$0.86	$1.47	$3.23	$3.93		$3.99

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.48)	$(0.28)	$(0.35)		$(0.30)
From net realized gain	(0.55)	(0.54)	(1.21)	(0.62)		(1.24)
Total distributions declared to shareholders	$(0.88)	$(1.02)	$(1.49)	$(0.97)		$(1.54)
Net asset value, end of period (x)	$40.24	$40.26	$39.81	$38.07		$35.11
Total return (%) (r)(s)(t)(x)	2.10	4.04	8.54	11.38	(c)	12.64

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.64	1.71	(c)	1.75
Expenses after expense reductions (f)	1.62	1.61	1.61	1.63	(c)	1.65
Net investment income (loss)	0.76	1.19	0.67	0.93	(c)	0.80
Portfolio turnover	16	11	11	14		12
Net assets at end of period (000 omitted)	$4,308	$4,947	$5,320	$5,924		$5,381

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

28

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

29

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$48,809,047,980	$—	$—	$48,809,047,980
Mutual Funds	688,394,733	—	—	688,394,733
Total	$49,497,442,713	$—	$—	$49,497,442,713

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only

30

Notes to Financial Statements – continued

to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

31

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$856,724,783	$1,031,454,957
Long-term capital gains	636,262,146	598,003,972

Total distributions	$1,492,986,929	$1,629,458,929

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$31,242,571,862
Gross appreciation	19,254,669,913

Gross depreciation	(999,799,062)
Net unrealized appreciation (depreciation)	$18,254,870,851

Undistributed ordinary income	132,043,074
Undistributed long-term capital gain	553,610,938
Other temporary differences	2,246,090

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares,

32

Notes to Financial Statements – continued

respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$189,343,734	$212,127,405
Class B	1,608,077	2,506,594
Class C	18,063,688	24,795,233
Class I	633,742,213	694,992,844
Class R1	439,617	603,582
Class R2	10,736,209	14,982,779
Class R3	61,144,148	70,153,680
Class R4	84,606,489	105,158,843
Class R6	492,370,052	503,130,979
Class 529A	806,572	852,206
Class 529B	16,333	24,362
Class 529C	109,797	130,422
Total	$1,492,986,929	$1,629,458,929

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion and up to $50 billion	0.35%
In excess of $50 billion and up to $60 billion	0.34%
In excess of $60 billion	0.33%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $5,047,608, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,219,042 and $13,155 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

33

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$16,050,435
Class B	0.75%	0.25%	1.00%	1.00%	707,614
Class C	0.75%	0.25%	1.00%	1.00%	7,938,844
Class R1	0.75%	0.25%	1.00%	1.00%	194,808
Class R2	0.25%	0.25%	0.50%	0.50%	1,933,046
Class R3	—	0.25%	0.25%	0.25%	5,116,173
Class 529A	—	0.25%	0.25%	0.22%	68,917
Class 529B	0.75%	0.25%	1.00%	0.32%	1,869
Class 529C	0.75%	0.25%	1.00%	1.00%	48,143
Total Distribution and Service Fees					$32,059,849

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $70,322, $1,029, $1,716, $41, $561, $303, $7,500, $19, and $39 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period from October 1, 2019 through August 31, 2020, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$67,106
Class B	60,652
Class C	60,244
Class 529B	—
Class 529C	462

34

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2020, were as follows:

Fee
Class 529A	$13,784
Class 529B	290
Class 529C	2,407
Total Program Manager Fees	$16,481

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $1,048,699, which equated to 0.0022% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $35,141,904.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0012% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

35

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $15,058,760 and $24,996,385, respectively. The sales transactions resulted in net realized gains (losses) of $9,568,045.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $1,143,818, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $8,212,948,175 and $7,343,489,399, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	32,179,921	$1,285,103,620	24,411,847	$961,411,776
Class B	22,510	897,563	109,994	4,271,448
Class C	2,799,389	112,466,888	2,602,286	100,772,015
Class I	159,003,585	6,274,452,177	101,624,206	4,014,273,147
Class R1	104,875	4,045,352	105,084	4,054,356
Class R2	1,481,392	57,589,080	1,393,443	54,090,884
Class R3	11,752,487	470,050,248	8,683,642	336,653,144
Class R4	12,531,598	505,219,277	10,512,327	416,155,664
Class R6	101,124,110	4,019,606,531	74,625,324	2,951,676,391
Class 529A	114,245	4,545,442	100,457	3,921,061
Class 529B	560	23,732	954	37,532
Class 529C	21,415	869,914	20,871	805,355
	321,136,087	$12,734,869,824	224,190,435	$8,848,122,773

36

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,739,811	$154,518,285	4,662,710	$173,102,129
Class B	35,655	1,507,926	64,869	2,361,216
Class C	322,796	13,469,315	522,160	18,897,156
Class I	12,287,552	507,551,608	14,708,512	550,689,358
Class R1	10,639	439,617	16,758	603,573
Class R2	254,474	10,485,129	389,696	14,250,967
Class R3	1,483,875	61,141,312	1,897,634	70,152,285
Class R4	1,995,590	82,542,335	2,733,062	101,624,334
Class R6	10,977,082	449,913,313	12,268,131	457,296,101
Class 529A	19,707	806,333	23,109	851,636
Class 529B	401	16,333	675	24,362
Class 529C	2,664	109,768	3,642	130,422
	31,130,246	$1,282,501,274	37,290,958	$1,389,983,539

Shares reacquired
Class A	(37,330,996)	$(1,477,906,301)	(36,282,831)	$(1,436,501,478)
Class B	(761,072)	(30,351,253)	(859,557)	(33,877,544)
Class C	(8,769,204)	(346,449,467)	(7,585,556)	(295,149,445)
Class I	(148,362,399)	(5,916,833,396)	(138,135,941)	(5,477,840,045)
Class R1	(187,211)	(7,418,840)	(202,277)	(7,851,973)
Class R2	(3,632,966)	(145,985,614)	(4,707,159)	(184,847,134)
Class R3	(14,697,138)	(591,558,514)	(15,196,245)	(597,739,263)
Class R4	(28,864,156)	(1,183,319,732)	(21,071,772)	(822,107,531)
Class R6	(77,068,491)	(3,114,431,826)	(72,236,188)	(2,862,769,021)
Class 529A	(111,934)	(4,441,918)	(88,534)	(3,526,656)
Class 529B	(6,068)	(244,380)	(5,685)	(222,222)
Class 529C	(39,904)	(1,538,170)	(35,246)	(1,343,529)
	(319,831,539)	$(12,820,479,411)	(296,406,991)	$(11,723,775,841)

Net change
Class A	(1,411,264)	$(38,284,396)	(7,208,274)	$(301,987,573)
Class B	(702,907)	(27,945,764)	(684,694)	(27,244,880)
Class C	(5,647,019)	(220,513,264)	(4,461,110)	(175,480,274)
Class I	22,928,738	865,170,389	(21,803,223)	(912,877,540)
Class R1	(71,697)	(2,933,871)	(80,435)	(3,194,044)
Class R2	(1,897,100)	(77,911,405)	(2,924,020)	(116,505,283)
Class R3	(1,460,776)	(60,366,954)	(4,614,969)	(190,933,834)
Class R4	(14,336,968)	(595,558,120)	(7,826,383)	(304,327,533)
Class R6	35,032,701	1,355,088,018	14,657,267	546,203,471
Class 529A	22,018	909,857	35,032	1,246,041
Class 529B	(5,107)	(204,315)	(4,056)	(160,328)
Class 529C	(15,825)	(558,488)	(10,733)	(407,752)
	32,434,794	$1,196,891,687	(34,925,598)	$(1,485,669,529)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

37

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund was the owner of record of approximately 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime Income Fund, the MFS Managed Wealth Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $242,518 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$453,132,119	$5,022,487,433	$4,787,065,897	$(115,246)	$(43,676)	$688,394,733

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$5,993,781	$—

38

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C and Class 529C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A or Class 529A shares, respectively, of the same fund. Please see the fund’s prospectus for details.

On October 12, 2020, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $78,123,652. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $42,246,369 for the fund.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Value Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the

40

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 19, 2020

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

47

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Katherine Cannan Nevin Chitkara Steven Gorham

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Value Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

49

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

50

Board Review of Investment Advisory Agreement – continued

and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion, $10 billion, $20 billion, $25 billion, $30 billion, $35 billion, $40 billion, $45 billion, $50 billion, and $60 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

51

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

52

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $783,481,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2020 and 2019, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2020	2019
Fees Billed by Deloitte
MFS Low Volatility Global Equity Fund	48,229	47,436
MFS U.S. Government Cash Reserve Fund	35,006	34,434

Total	83,235	81,870

	Audit Fees
	2020	2019
Fees Billed by E&Y
MFS Core Equity Fund	48,651	47,851
MFS Low Volatility Equity Fund	42,116	41,425
MFS New Discovery Fund	47,101	46,328
MFS Research International Fund	51,868	51,014
MFS Technology Fund	48,651	47,851
MFS Value Fund	48,788	47,986

Total	287,175	282,455

For the fiscal years ended August 31, 2020 and 2019, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees Billed by Deloitte
To MFS Low Volatility Global Equity Fund	0	0	7,097	6,978	0	0
To MFS U.S. Government Cash Reserve Fund	0	0	3,434	3,377	0	0
Total fees billed by Deloitte To above Funds	0	0	10,531	10,355	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Low Volatility Global Equity Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS U.S. Government Cash Reserve Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by Deloitte
To MFS Low Volatility Global Equity Fund, MFS and MFS Related Entities#	906,237	10,768
To MFS U.S. Government Cash Reserve Fund, MFS and MFS Related Entities#	902,574	7,167

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees Billed by E&Y
To MFS Core Equity Fund	0	2,500	9,316	9,176	1,715	1,543
To MFS Low Volatility Equity Fund	0	0	9,275	9,136	1,075	1,027
To MFS New Discovery Fund	0	0	9,316	9,176	1,374	1,332
To MFS Research International Fund	0	0	9,789	9,642	3,333	3,211
To MFS Technology Fund	0	0	9,316	9,176	1,335	1,289
To MFS Value Fund	0	0	9,316	9,176	13,698	13,758
Total fees billed by E&Y To above Funds	0	2,500	56,328	55,482	22,530	22,160

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Core Equity Fund*	1,785,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of Low Volatility Equity Fund*	1,785,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS New Discovery Fund*	1,785,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Research International Fund*	1,785,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Technology Fund*	1,785,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Value Fund*	1,785,828	1,679,277	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y
To MFS Core Equity Fund, MFS and MFS Related Entities#	2,080,609	1,984,446
To Low Volatility Equity Fund, MFS and MFS Related Entities#	2,079,928	1,981,390
To MFS New Discovery Fund, MFS and MFS Related Entities#	2,080,268	1,981,735
To MFS Research International Fund, MFS and MFS Related Entities#	2,082,700	1,984,080
To MFS Technology Fund, MFS and MFS Related Entities#	2,080,229	1,981,692
To MFS Value Fund, MFS and MFS Related Entities#	2,092,592	1,994,161

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 19, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 19, 2020

*	Print name and title of each signing officer under his or her signature.